================================================================================

                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
              SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Co-Registrants [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
    6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       COMPOSITE BOND & STOCK FUND, INC.
        COMPOSITE EQUITY SERIES, INC. (COMPOSITE GROWTH & INCOME FUND)
                        COMPOSITE NORTHWEST FUND, INC.
                          COMPOSITE INCOME FUND, INC.
                  COMPOSITE U.S. GOVERNMENT SECURITIES, INC.
                     COMPOSITE TAX-EXEMPT BOND FUND, INC.
           COMPOSITE CASH MANAGEMENT COMPANY--MONEY MARKET PORTFOLIO
            COMPOSITE CASH MANAGEMENT COMPANY--TAX-EXEMPT PORTFOLIO
           (NAMES OF CO-REGISTRANTS AS SPECIFIED IN THEIR CHARTERS)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1.  Title of each class of securities to which transaction applies:
        ---------------------------------------------------------------
    2.  Aggregate number of securities to which transaction applies:
        ---------------------------------------------------------------
    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ---------------------------------------------------------------
    4.  Proposed maximum aggregate value of transaction:
        ---------------------------------------------------------------
    5.  Total fee paid:
        ---------------------------------------------------------------
[_] Fee paid previously with preliminary materials.
[_] Ceck box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1.  Amount Previously Paid:
        ---------------------------------------------------------------
    2.  Form, Schedule or Registration Statement No.:
        ---------------------------------------------------------------
    3.  Filing Party:
        ---------------------------------------------------------------
    4.  Date Filed:
        ---------------------------------------------------------------
Notes:


================================================================================

                                   COMPOSITE
                                GROUP OF FUNDS

             601 W MAIN, SUITE 300, SPOKANE, WASHINGTON 99201-0613


                                                               November 7, 1997

Dear Shareholder:

  As you have read in the Questions and Answers (Q and A) on the outside cov-er, we are asking you to approve the reorganization of each Composite Fund as a series of a Massachusetts business trust to be known as The Composite Funds. This is the organizational form generally used by mutual funds and we believe that it will provide more flexibility and may reduce certain operating costs. In addition, as you may have heard or read, the Composite Funds have the op-portunity to consolidate with the Sierra family of funds, as explained briefly in the Q and A, and these changes will facilitate that consolidation.

  On September 23, 1997, the Board of Directors unanimously approved the changes discussed in the Proxy Statement. The special meeting of shareholders will be held on December 23, 1997 at 11:00 a.m. (Pacific time) at the Compos-ite Funds' main office at West 601 Main, Suite 300, Spokane, Washington. The shareholders of the Sierra family of funds also will be considering various steps that they must take at special meetings to be held around the same date.

  We want to emphasize that there will not be any change in the investment ob-jectives for your Fund. If the consolidation with the Sierra family of funds is completed, then the combined mutual fund complex as proposed would have 37 portfolios, assets under management of nearly $5 billion, and a shareholder base of almost 300,000 accounts. By mid-1998, Composite Funds' shareholders will have access to a much broader range of investment opportunities--includ-ing an international fund and several funds that offer asset allocation strat-egies--and should benefit from lower operating costs arising from greater economies of scale.

  The accompanying proxy materials discuss the proposed changes in greater de-tail. Please read the information, and, if you cannot attend the meeting, please cast your vote on the enclosed proxy card, date the card, and return it in the prepaid envelope as soon as possible. If you own shares in more than one Composite Fund, you will receive more than one proxy card. PLEASE SIGN AND RETURN ALL PROXY CARDS THAT ARE SENT TO YOU. YOUR VOTE IS IMPORTANT. If insuf-ficient proxy cards are returned, additional solicitation efforts will be re-quired to encourage shareholders to return their proxy cards.

  If you have any questions, please telephone our proxy solicitor, D.F. King & Co., Inc. at the toll-free number (800) 949-2583. YOU MAY ALSO VOTE BY PHONE BY CALLING D.F. KING & CO., INC. AT THAT TOLL-FREE NUMBER OR BY FAXING YOUR SIGNED AND DATED PROXY CARD(S) TO THEM AT (212) 269-2796.

  As a greatly expanded mutual fund complex, we will continue to be associated with Washington Mutual--the largest thrift institution in the country and the eleventh largest financial institution, with more than 700 financial centers in 7 western states and Florida and total assets of more than $96 billion. This provides us with a significant base of financial strength and a greatly expanded distribution channel for our Funds.

  We look forward to the opportunities that the reorganization will offer to all shareholders and we appreciate your continued support.

                                       Very truly yours,
                                       /s/ William G. Papesh
                                       William G. Papesh
                                       President

                           COMPOSITE GROUP OF FUNDS

                       COMPOSITE BOND & STOCK FUND, INC.
                        COMPOSITE GROWTH & INCOME FUND
                        COMPOSITE NORTHWEST FUND, INC.
                          COMPOSITE INCOME FUND, INC.
                  COMPOSITE U.S. GOVERNMENT SECURITIES, INC.
                     COMPOSITE TAX-EXEMPT BOND FUND, INC.
           COMPOSITE CASH MANAGEMENT COMPANY--MONEY MARKET PORTFOLIO
            COMPOSITE CASH MANAGEMENT COMPANY--TAX-EXEMPT PORTFOLIO

                        601 WEST MAIN AVENUE, SUITE 300
                        SPOKANE, WASHINGTON 99201-0613

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER 23, 1997

  A Joint Special Meeting of Shareholders (the "Meeting") of each of the Com-posite funds listed above (the "Funds") will be held at 601 West Main, Suite 300, Spokane, Washington on December 23, 1997 at 11:00 a.m. (Pacific time) to consider and take action on the following proposals (the "Proposals"):

  1. REORGANIZATION AS A MASSACHUSETTS BUSINESS TRUST. To approve the reorga-nization of each Fund (a "Reorganization") from a separate Washington corpora-tion (or a series thereof in the case of Composite Cash Management Company) into a separate, corresponding series (a "New Fund") of a single, multi-series Massachusetts business trust (the "Trust") pursuant to an Agreement and Plan of Reorganization of the Fund providing for, and the authorization of certain related actions involving, the following:

    (a) The transfer of all of the assets of the Fund to the corresponding New Fund, in exchange for shares of the corresponding New Fund and the as-sumption by the corresponding New Fund of all of the liabilities of the Fund, and the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund; and

    (b) The temporary amendment of the fundamental investment restrictions of the Fund, and the taking of any other actions by the Fund, to the extent necessary to complete the transactions contemplated in connection with the Fund's Reorganization. (TO BE VOTED UPON BY THE SHAREHOLDERS OF EACH FUND, VOTING SEPARATELY BY FUND.)

  2. ELECTION OF DIRECTORS AND TRUSTEES. To elect the Board of Directors of each Fund and to authorize each Fund, as the sole holder of the outstanding shares of the corresponding New Fund prior to the Fund's Reorganization, to vote for the election of each person elected as a Director of such Fund as a Trustee of the Trust. (TO BE VOTED UPON BY THE SHAREHOLDERS OF EACH FUND, VOT-ING SEPARATELY BY FUND.)

  3. INVESTMENT MANAGEMENT AGREEMENT. To approve an amended Investment Manage-ment Agreement for each Fund with Composite Research & Management Co. (the "Manager") to, among other things, eliminate the obligation of the Manager to reimburse certain Funds for certain expenses in excess of specified amounts, and to authorize each Fund, as the sole holder of the outstanding shares of the corresponding New Fund prior to the Fund's Reorganization, to approve an Investment Management Agreement for the New Fund with the Manager. (TO BE VOTED UPON BY THE SHAREHOLDERS OF EACH FUND, VOTING SEPARATELY BY FUND.)

  4. DISTRIBUTION PLAN. To approve a Distribution Plan of each Fund for its Class A shares to, among other things, amend the Class A Distribution Plan to change it from a "reimbursement" type plan to a "compensation" type plan. (TO BE VOTED UPON BY THE CLASS A AND CLASS B SHAREHOLDERS OF EACH FUND, VOTING SEPARATELY BY FUND AND SEPARATELY BY CLASS.)

  5. FUNDAMENTAL INVESTMENT RESTRICTIONS. To approve certain amendments to the fundamental investment restrictions of each Fund. (TO BE VOTED UPON BY THE SHAREHOLDERS OF EACH FUND, VOTING SEPARATELY BY FUND AND SEPARATELY ON EACH PROPOSED AMENDMENT.)

  6. OTHER BUSINESS. To transact such other business as may be properly come before the Meeting or any adjournment thereof.

  The Board of Directors of each Fund has fixed the close of business on Octo-ber 27, 1997 as the record date for determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting.

  Although shareholders of each Fund as of the record date may be entitled to dissent from Proposal 1 and to receive payment of the "fair value" of their shares under Chapter 23B.13 of the Washington Business Corporation Act by com-plying with certain procedures, the Securities and Exchange Commission has taken the position that adherence to dissenters' rights statutes by the Fund would violate the Investment Company Act of 1940, as amended (the "1940 Act"), and that the 1940 Act supersedes states dissenters' rights statutes such as Washington's. See Proposal 1--"Dissenters' Rights" and Appendix B attached to the accompanying Proxy Statement. Whether dissenting or not, each shareholder of each Fund has the right to redeem shares at any time, subject to the condi-tions (including, in the case of Class B shares, any applicable contingent de-ferred sales charge) set forth in the Fund's Prospectus.

                                          By Order of the Board of Directors

                                          John T. West
                                          Secretary

November 7, 1997

 YOUR VOTE IS IMPORTANT! WE URGE YOU TO PROMPTLY SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE PREPAID POSTAGE ENVELOPE WHICH IS ALSO ENCLOSED FOR YOUR CONVENIENCE. THIS WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION.

                           COMPOSITE GROUP OF FUNDS

                       COMPOSITE BOND & STOCK FUND, INC.
                        COMPOSITE GROWTH & INCOME FUND
                        COMPOSITE NORTHWEST FUND, INC.
                          COMPOSITE INCOME FUND, INC.
                  COMPOSITE U.S. GOVERNMENT SECURITIES, INC.
                     COMPOSITE TAX-EXEMPT BOND FUND, INC.
           COMPOSITE CASH MANAGEMENT COMPANY--MONEY MARKET PORTFOLIO
            COMPOSITE CASH MANAGEMENT COMPANY--TAX-EXEMPT PORTFOLIO

                        601 WEST MAIN AVENUE, SUITE 300
                        SPOKANE, WASHINGTON 99201-0613

                     JOINT SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD DECEMBER 23, 1997

                           COMBINED PROXY STATEMENT

 This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of each of the funds listed above for use at the Joint Special Meeting of Shareholders (the "Meeting") to be held at 601 West Main, Suite 300, Spokane, Washington on December 23, 1997 at 11:00 a.m. (Pacific time) or any adjournment thereof. Accompanying this Proxy Statement is a Notice of the Meeting (the "Notice") and a proxy for the Meeting solic-ited by the Board of Directors of each Fund. It is expected that this Proxy Statement, the Notice and the proxies will be mailed to shareholders on or about November 12, 1997. Except as specifically provided herein, the term "Funds" shall refer to the funds listed above, each of which is currently or-ganized as a separate Washington corporation, except for Composite Cash Man-agement Company--Money Market Portfolio and Composite Cash Management Compa-ny--Tax-Exempt Portfolio, which are series of a Washington corporation, Com-posite Cash Management Company. In addition, Composite Growth & Income Fund is the sole series of Composite Equity Series, Inc., a Washington corporation.

 The Meeting has been called for the purpose of having the shareholders of the Funds consider and take action upon the proposals listed in the Notice (the "Proposals"). The Proposals affect more than one Fund or class, but all share-holders of all Funds are entitled to vote on all Proposals as follows. Share-holders of each Fund are entitled to vote on each Proposal as it affects that Fund, voting separately by Fund. For all Proposals other than Proposal 4, shareholders of both classes vote together. In the case of Proposal 4, Class A and Class B shareholders of each Fund are entitled to vote on that Proposal as it affects that Fund and that class, voting separately by Fund and as separate classes. The following table summarizes the voting on the Proposals:

                            PROPOSAL                                   SHAREHOLDERS ENTITLED TO VOTE
                            --------                                   -----------------------------
 Proposal 1: Reorganization as a Massachusetts Business Trust.. Shareholders of each Fund, voting separately by
                                                                 Fund
 Proposal 2: Election of Directors and Trustees................ Shareholders of each Fund, voting separately by
                                                                 Fund
 Proposal 3: Investment Management Agreement................... Shareholders of each Fund, voting separately by
                                                                 Fund
 Proposal 4: Distribution Plan................................. Class A and Class B shareholders of each Fund, voting separately
                                                                 by Fund and separately by class
 Proposal 5: Fundamental Investment Restrictions............... Shareholders of each Fund, voting separately by
                                                                 Fund and
                                                                 separately on each proposed amendment affecting
                                                                 a Fund

 The close of business on October 27, 1997, has been established as the record date (the "Record Date") for determining shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, the following number of shares of each Fund were outstanding:

                                                               NUMBER OF
                                                                SHARES
                                                              OUTSTANDING
                                                         ---------------------
FUND                                                       CLASS A    CLASS B
----                                                     ----------- ---------
Composite Bond & Stock Fund, Inc........................  19,035,593 2,867,568
Composite Growth & Income Fund..........................  14,284,046 2,382,967
Composite Northwest Fund, Inc...........................   9,882,395 1,543,405
Composite Income Fund, Inc..............................   8,448,129   920,449
Composite U.S. Government Securities, Inc...............  10,165,597   287,941
Composite Tax-Exempt Bond Fund, Inc.....................  23,537,613   932,237
Composite Cash Management Company--Money Market Portfo-
 lio.................................................... 265,736,509   305,148
Composite Cash Management Company--Tax-Exempt Portfo-
 lio....................................................  30,877,346    13,283

 To the best knowledge of each Fund, no person owned of record or beneficially 5% or more of the outstanding shares of any class of shares of the Fund as of the Record Date, except as follows:

                                                                     PERCENT OF
NAME OF                                                     SHARES   OUTSTANDING
RECORD OWNER            FUND                                OWNED      SHARES
------------            ----                              ---------- -----------
BHC Securities          Composite Cash Management Co.--   69,963,790      26%
Philadelphia, PA         Money Market Portfolio
                        Composite Cash Management Co.--    1,620,728       5
                         Tax Exempt Portfolio

Rainier Trust, Trustee  Composite Bond & Stock Fund, Inc.  1,284,950       6
 for Washington Mutual
 401(k) Plan
Seattle, WA             Composite Growth & Income Fund     3,525,462      21
                        Composite Northwest Fund, Inc.       697,238       6
                        Composite Income Fund, Inc.          667,508       7

 Each share of a Fund outstanding on the Record Date will be entitled to one vote on each Proposal (or in the case of Proposal 2, one vote for each nominee for Director) with fractional shares voting proportionally. Cumulative voting is allowed in Proposal 2 for the election of Directors. This means that, for Proposal 2, a shareholder has one vote per share multiplied by the number of nominees (13), which may be voted for a single nominee or distributed among some or all of the nominees. Shareholders may exercise their cumulative voting right by voting in that manner at the Meeting or by so designating on the proxy. Votes of shareholders not making a cumulative voting designation will be allocated evenly among all nominees.

 The holders of a majority of the shares of each Fund outstanding on the Rec-ord Date, present in person or represented by proxy, will constitute a quorum for the Meeting with respect to the Fund.

 The enclosed proxy, if properly executed and returned, will be voted as spec-ified thereon or, if no specification is made, will be voted FOR the election of all nominees listed in Proposal 2 and FOR the other Proposals. A proxy may be revoked at any time prior to the voting by (i) signed written notice thereof delivered to the Fund at the address listed on the cover page of this Proxy Statement (Attention: Secretary) or delivered at the Meeting, (ii) exe-cuting and returning a new proxy delivered in the same manner, or (iii) at-tending the Meeting and voting in person.

 Votes cast by proxy or in person at the Meeting will be counted by persons appointed by each Fund as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of a Proposal for purposes of deter-mining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the benefi-cial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determin-ing the presence of a quorum. So long as a quorum is present, abstentions and broker non-votes have the effect of negative votes on the Proposals other than the election of Directors or the indirect election of Trustees (Proposal 2), and no effect on the election of Directors or the indirect election of Trust-ees (Proposal 2).

 Each Proposal described in this Proxy Statement has been approved by the Board of Directors of each Fund. The Board of Directors of each Fund does not intend to bring any other matters before the Meeting and does not know of any other matters which will be brought before the Meeting by others. In the event any other matters not mentioned in the Proxy Statement properly come before the Meeting, the enclosed proxy authorizes the persons named in the proxy to vote on such other matters in their discretion.

 Solicitation of proxies by personal interview, mail and telephone may be made by officers and Directors of the Funds and employees of Composite Research & Management Co. (the "Manager"), Composite Funds Distributor, Inc. (the "Dis-tributor") and their affiliates. In addition, the firm of D.F. King & Co., Inc. has been retained to assist in the solicitation of proxies; they may be contacted toll-free at (800) 949-2583. The costs for solicitation of proxies, like the other costs associated with the planned consolidation of the Compos-ite family of funds and the Sierra family of funds, will be borne by the Man-ager and/or its affiliates. See Proposal 1--"Agreement and Plan of Reorganiza-tion."

 If sufficient votes in favor of any Proposal are not received by the time currently scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a plurality of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. If the Meeting is adjourned with respect to a Propos-al, any other Proposal may still be acted upon by the shareholders. The per-sons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any additional solicitation and of any adjourned ses-sion will be borne by the Manager and/or its affiliates. See Proposal 1-- "Agreement and Plan of Reorganization."

 EACH FUND WILL FURNISH TO SHAREHOLDERS, UPON REQUEST WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 1996 AND ITS SEMI-ANNUAL REPORT FOR THE PERIOD ENDED APRIL 30, 1997, IN THE CASE OF COMPOSITE BOND & STOCK FUND, INC., COMPOSITE GROWTH & INCOME FUND AND COMPOSITE NORTH-WEST FUND, INC., AND A COPY OF ITS ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1996 AND ITS SEMIANNUAL REPORT FOR THE PERIOD ENDED JUNE 30, 1997, IN THE CASE OF THE OTHER FUNDS. THE ANNUAL AND SEMIANNUAL REPORTS OF THE FUNDS MAY BE OBTAINED BY CONTACTING THE FUND AT THE ADDRESS LISTED ON THE COVER PAGE OF THIS PROXY STATEMENT OR BY CALLING TOLL-FREE (800)543-8072.

 Each Fund is registered as an open-end diversified management investment com-pany under the Investment Company Act of 1940, as amended (the "1940 Act") and its shares are registered under the Securities Act of 1933, as amended.

 IN ORDER THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE PREPAID POSTAGE EN-VELOPE ENCLOSED FOR YOUR CONVENIENCE.

INTRODUCTION

 The Proposals set forth in this Proxy Statement contain various matters to be considered and acted upon by the shareholders of each Fund, generally relating to (1) the reorganization of each Fund as a series of The Composite Funds, a Massachusetts business trust (the "Trust") (Proposal 1), (2) the election of the Board of Directors of each Fund (before the reorganization) and authoriza-tion of the election of the Board of Trustees of the Trust (after the reorga-nization) (Proposal 2), (3) the approval of an amended Investment Management Agreement for each Fund (before the reorganization) with the Manager, and an Investment Management Agreement for each new series of the Trust (after the reorganization) with the Manager (Proposal 3), (4) the approval of the Class A Distribution Plan for each Fund (Proposal 4), and (5) the amendment of funda-mental investment restrictions of each Fund (before the reorganization) which would also be the fundamental investment restrictions of each new series of the Trust (after the reorganization) (Proposal 5).

 On July 1, 1997, Washington Mutual Inc. ("Washington Mutual"), the parent of both the Manager and the Distributor, completed a previously announced merger (the "Great Western Merger") of Great Western Financial Corporation ("Great Western"), with and into a wholly-owned subsidiary of Washington Mutual. Si-erra Investment Advisors Corporation and/or Sierra Investment Services Corpo-ration ("Sierra Advisors") is the current investment advisor to the Sierra family of funds, a mutual fund complex with 18 funds, and is an indirect sub-sidiary of Great Western. As a result of the Great Western Merger, Sierra Ad-visors and its affiliates became indirect subsidiaries of Washington Mutual. Although not contingent upon the completion of a planned consolidation of the Sierra family of funds and the Composite family of funds, the Proposals to be considered at the Meeting will facilitate the consolidation. The planned con-solidation includes, among other things, "mergers" (the "Sierra Mergers") of certain Sierra funds into certain of the Funds with similar investment objec-tives and policies, subject to approval by the shareholders of the "merging" Sierra funds. If the planned consolidation is completed, then the Sierra and Composite fund families will comprise a single fund complex, with a common Board of Trustees and investment adviser (the Manager). This Proxy Statement, however, relates only to the Proposals set forth herein and does not deal with other aspects of the planned consolidation.
-------------------------------------------------------------------------------
PROPOSAL 1:

REORGANIZATION AS A MASSACHUSETTS BUSINESS TRUST

 At the Meeting, it is proposed that the shareholders of each Fund approve the reorganization of the Fund (a "Reorganization"), which would change its domi-cile and form of organization from a separate Washington corporation (or se-ries thereof in the case of Composite Cash Management Company) to a separate, corresponding series (a "New Fund") of the Trust. Each Reorganization would be effected pursuant to an Agreement and Plan of Reorganization (a "Plan") which provides for the transfer of all of the assets of the Fund to the New Fund in exchange for shares of the New Fund and the assumption by the New Fund of all of the liabilities of the Fund, followed by the liquidation of the Fund. This Proposal also would authorize the temporary amendment of the existing funda-mental investment restrictions of the Fund, and the taking of any other ac-tions by the Fund, to the extent necessary to complete the Fund's Reorganiza-tion. A vote in favor of this Proposal will constitute a vote in favor of both the Reorganization of the relevant Fund and the other actions necessary to complete the Reorganization.

 Each Fund is currently organized as a separate Washington corporation, except for Composite Cash Management Company--Money Market Portfolio and Composite Cash Management Company--Tax-Exempt Portfolio which are series of a Washington corporation, Composite Cash Management Company. In addition, Composite Growth & Income Fund is the sole series of Composite Equity Series, Inc., a Washing-ton corporation.

 The name of the Trust will be "The Composite Funds." The Trust has been newly organized for the purpose of effecting the Reorganizations. The Trust will have separate series representing different portfolios. Each series of the Trust will have shares repre-senting beneficial interests in the assets and liabilities belonging to that series, and each series may be further divided into separate classes. The Trust will continue the business of the Funds, and the initial series of the Trust will be the New Funds. Each New Fund will have the same investment ob-jectives, policies and restrictions as the corresponding Fund, as amended by Proposal 5 (if approved by shareholders). In each Reorganization, the share-holders of a Fund will receive shares of the corresponding New Fund which are of the same class (Class A or Class B) as the shares of the Fund they cur-rently hold, as further described below. The following table sets forth for each Fund the corresponding New Fund:

FUND                          NEW FUND
----                          --------
Composite Bond & Stock   Composite Bond &
 Fund, Inc.............. Stock  Fund
Composite Growth &       Composite Growth &
 Income Fund............  Income Fund
Composite Northwest      Composite Northwest
 Fund, Inc.............. Fund
Composite Income Fund,   Composite Income
 Inc.................... Fund
Composite U.S.           Composite U.S.
 Government Securities,   Government
 Inc....................  Securities Fund
Composite Tax-Exempt     Composite Tax-
 Bond Fund, Inc.........  Exempt Bond Fund
Composite Cash
 Management Company--
 Money Market            Composite Money
 Portfolio..............  Market Fund
Composite Cash           Composite Tax-
 Management Company--     Exempt Money
 Tax-Exempt Portfolio...  Market Fund

BACKGROUND AND REASONS FOR THE REORGANIZATIONS

 At a meeting held on September 23, 1997, the Board of Directors of each Fund, including all Directors who are not "interested persons" of the Fund, the Man-ager or the Distributor within the meaning of the 1940 Act, approved the Reor-ganization of the Fund and recommended shareholder approval of this Proposal. The Board of Directors of each Fund determined that the Reorganization of the Fund would be in the best interests of the Fund, and that the interests of the Fund's shareholders would not be diluted as a result of effecting the Reorga-nization.

 Most mutual funds are organized as Massachusetts business trusts or Maryland corporations. Business trusts have been authorized by Massachusetts law for many years, and most of the mutual funds that are organized as business trusts are organized as Massachusetts business trusts. Accordingly, the conversion to a Massachusetts business trust structure would be more in keeping with the general practice of the mutual fund industry. Many mutual funds utilize a Mas-sachusetts business trust structure because this structure is generally con-sidered to be particularly flexible and appropriate for the mutual fund indus-try. Although Washington corporate law has been amended to eliminate certain features of corporate law that might otherwise be the most significant impedi-ments to the operation of a mutual fund (in particular, the elimination of the requirement of annual shareholder meetings), the Massachusetts business trust structure still may provide some additional flexibility in certain limited circumstances (in particular, circumstances where a special shareholder meet-ing would be required to be held under Washington corporate law but not under the organizational documents of the Trust, such as for an increase in the au-thorized number of shares). If such circumstances were to arise, the New Funds may be able to save the cost of holding a special shareholder meeting. In ad-dition, the Funds anticipate that they will be able to realize savings on fees for certain regulatory filings where the fees are calculated on a combined ba-sis for the Trust as a whole, rather than on a Fund-by-Fund basis. Otherwise, the Funds anticipate that the costs of operating under a Massachusetts busi-ness trust structure will be substantially similar to the costs of operating under a Washington corporation structure.

 Additionally, the Reorganizations will help facilitate the proposed Sierra Mergers, as the "merging" Sierra funds are currently organized as separate se-ries of the Sierra Trust Funds, a Massachusetts business trust. The Reorgani-zations are not contingent upon completion of the Sierra Mergers. See "Intro-duction" above.

AGREEMENT AND PLAN OF REORGANIZATION

 Each Plan provides that the relevant New Fund will acquire all of the assets of the corresponding Fund in exchange for the assumption by the New Fund of all of the liabilities of the Fund and for the issuance of the shares of the New Fund ("Reorganization Shares"), all as of the Exchange Date (defined in each Plan to be December 31, 1997 or such other date as may be agreed upon by the New Fund and the Fund). The following discussion of the Plans is qualified in its entirety by the full text of the Plan for each Fund, the form of which is attached as Appendix A to this Proxy Statement.

 Each Fund will sell all of its assets to the corresponding New Fund, and, in exchange, the New Fund will assume all of the liabilities of the Fund and de-liver to the Fund (i) a number of full and fractional Class A Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Fund attributable to its Class A shares, less the value of the liabilities of the Fund assumed by the New Fund attributable to the Class A shares of the Fund and (ii) a number of full and fractional Class B Reorganization Shares having an aggregate net asset value equal to the value of assets of the Fund attributable to its Class B shares, less the value of the liabilities of the Fund assumed by the New Fund attributable to the Class B shares of the Fund. For a discussion of the tax consequences of the proposed Reorganization, see Proposal 1--"Federal Income Tax Consequences."

 Immediately following the Exchange Date, each Fund will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Reorganization Shares received by the Fund, with Class A Reorganization Shares being distributed to holders of Class A shares of the Fund and Class B Reorganization Shares being distributed to holders of Class B shares of the Fund. As a result of the proposed transaction, each holder of Class A and Class B shares of the Fund will receive a number of Class A and Class B Reorganization Shares equal in aggregate value at the Exchange Date to the value of the Class A and Class B shares, respectively, of the Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the corresponding New Fund in the names of the Fund shareholders, each account representing the respective number of full and fractional Class A and Class B Reorganization Shares due such shareholder. Because the shares of the New Fund will not be represented by certificates, certificates for Reorganization Shares will not be issued.

 The consummation of each Reorganization is subject to the conditions set forth in the Plan, any one of which may be waived. Each Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of the Fund, prior to the Exchange Date, by mutual consent of the relevant Fund and New Fund or, if any condition set forth in the Plan has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

 All legal and accounting fees and expenses, printing and other fees and ex-penses (other than portfolio transfer taxes (if any), brokerage and other sim-ilar expenses, all of which will be borne by the relevant Fund) incurred in connection with the consummation of the transactions contemplated by the Plan will be borne by the Manager and/or its affiliates.

 Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the pay-ment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of
Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

REORGANIZATION SHARES

 Full and fractional Reorganization Shares will be issued to each Fund's shareholders in accordance with the procedure under the Plan as described above. The Reorganization Shares are Class A and Class B shares of the New Fund, which will have characteristics no less favorable to the holder than those of the corresponding class of Fund shares with respect to contingent de-ferred sales charges ("CDSCs") and conversion. For purposes of determining the CDSC payable on redemption of Class B Reorganization Shares, as well as the conversion date of Class B Reorganization Shares, (i) such shares will be treated as having been acquired as of the dates that, and for the prices at which, such shareholders originally acquired their Class B shares of the Fund,
(ii) any CDSC will be applied for the same period and at the same rate as was in effect for the Fund at the time the shares of the Fund were originally pur-chased, and (iii) Class B Reorganization Shares will convert automatically into Class A shares after the same conversion period as was in effect at the time the shares of the Fund were originally purchased. Class A Reorganization Shares will be subject to service and distribution fees, payable under the New Fund's Class A Distribution Plan (if approved by shareholders). See Proposal
4. Class B Reorganization Shares will be subject to service and distribution fees payable under the New Fund's Class B Distribution Plan, which is identi-cal in all material respects to the Fund's existing Class B Distribution Plan. If the planned consolidation of the Composite family of funds and the Sierra family of funds is completed, commencing in the second quarter of 1998 the Class A and Class B Reorganization Shares will have broader exchange privileges than Class A and Class B shares of the Funds because, subject to applicable terms and conditions, exchanges of Class A and Class B Reorganization Shares would be permitted into the same class of shares of certain funds in the Sierra fam-ily of funds which are not "merging" as part of the planned consolidation, in addition to exchanges into the same class of shares of the New Funds.

OTHER MATTERS

 The investment objectives, policies and restrictions of each Fund, as amended pursuant to Proposal 5 (if approved by shareholders), will be adopted by each corresponding Trust and will not change as a result of the Reorganizations. Each Fund, as the sole shareholder of each New Fund prior to the Fund's Reor-ganization, will vote for the persons elected as Directors of the Fund pursu-ant to Proposal 2 as Trustees of the Trust (the "Trustees"). See Proposal 2. Each Fund's officers will become officers of the Trust with comparable respon-sibilities. Subject to shareholder approval of Proposal 3, each Fund, as the sole shareholder of each New Fund prior to the Fund's Reorganization, will ap-prove an Investment Management Agreement between the Trust and the Manager. See Proposal 3. The Distributor will serve as the distributor of the shares of each New Fund.

STRUCTURE OF THE TRUST AND THE NEW FUNDS

 The Trust has been established pursuant to an Agreement and Declaration of Trust (the "Declaration of Trust") under the laws of The Commonwealth of Mas-sachusetts. Immediately prior to the Reorganization, the Trust and the New Funds will have nominal assets and no liabilities and the sole holder of the outstanding shares of each New Fund will be the corresponding Fund.

 Each of the Reorganization Shares will be fully paid and nonassessable by the Trust when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that Class B Reorganization Shares convert automatically into Class A shares as described above. The Declaration of Trust permits the Trust to issue an unlimited number of shares and, without shareholder approval, to divide its shares into two or more series of shares representing separate investment portfolios and to further divide any such se-ries into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. Each New Fund's shares will initially be divided into four classes. Although only two of these classes of shares of each New Fund (Class A and Class B) correspond to the classes of shares of the relevant Fund, each New Fund will have four classes (Class A, Class B, Class I and Class S) in order to facilitate the Sierra Mergers.

COMPARISON OF DIFFERENCES

 As a Massachusetts business trust, the Trust will be subject to the provi-sions of its Declaration of Trust and Bylaws (the "Trust Bylaws"). The provi-sions of the Declaration of Trust and the Trust Bylaws differ in some respects from those of each Fund's Articles of Incorporation and Bylaws and the Wash-ington Business Corporation Act (the "WBCA"). Shareholders of a Fund may ob-tain a copy of the Declaration of Trust and the Trust Bylaws without charge upon written request to the Fund at the address listed on the cover page of this Proxy Statement.

 The following is a summary of significant differences between (i) each Fund's Articles of Incorporation and Bylaws and the WBCA and (ii) the Declaration of Trust and Trust Bylaws and Massachusetts business trust law. For additional information regarding all of the differences, shareholders of a Fund should refer directly to such documents, copies of which may be obtained by contact-ing the Fund at its address listed on the cover of this Proxy Statement or toll-free (800)543-8072.

 SHAREHOLDER LIABILITY. Under the WBCA, a shareholder of a Washington corpora-tion who has fully paid the subscription price for his shares generally has no personal liability in excess of his shares except in certain limited circum-stances, including (i) knowing receipt of an unlawful distribution, (ii) in-tentional abuse of the corporate form and (iii) certain claims of creditors of a dissolved corporation to the extent of assets distributed on dissolution. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and/or the New Funds and requires that notice of such disclaimer be given in each agreement, undertaking, or obliga-tion entered into or executed by the Trust, the New Funds or the Trust's Trustees. The Declaration of Trust provides for indemnification out of a New Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the New Fund. Thus, the risk of a shareholder's incurring financial loss from shareholder liability is limited to circumstances in which the New Fund would be unable to meet its obligations. The likelihood of such a circumstance is considered re-mote.

 VOTING RIGHTS AND MEETINGS. The shareholders of each New Fund generally have different and somewhat more limited rights to vote and to call shareholder meetings than shareholders of each Fund.

 The shareholders of each New Fund have the right to vote for the election of Trustees. The Declaration of Trust, however, does not provide that the share-holders of the Fund have the right to call a special meeting of shareholders for that or any other purpose or to vote to remove any Trustees. Each Fund's Articles of Incorporation and Bylaws give shareholders the right to call a special meeting for the purpose of electing Directors or any other purpose (upon the request of the holders of 10% of the outstanding shares of the Fund) and to remove any Directors (who may only be removed by shareholders).

 In an election of Trustees, the shareholders of each New Fund vote together for a single Board of Trustees for the Trust and do not have cumulative voting rights in that election. In an election of Directors, the shareholders of each Fund vote separately for a Board of Directors for the Fund and have cumulative voting rights in that election (or any vote for removal of a Director).

 Neither a New Fund nor a Fund is required to hold annual shareholder meetings for matters such as the election of Trustees or Directors, although the re-quirements of the 1940 Act may effectively require that a New Fund or a Fund call special shareholder meetings from time to time.

 The shareholders of a New Fund have the right to vote on a somewhat more lim-ited category of amendments to the Declaration of Trust than the category of amendments to a Fund's Articles of Incorporation on which a Fund's sharehold-ers have the right to vote. For instance, although both the Trustees of the Trust and the Directors of a Fund have fairly broad powers to establish addi-tional series or classes of shares without shareholder approval, the total au-thorized number of shares of a Fund or of any class or series which is speci-fied in a Fund's Articles of Incorporation may only be increased by share-holder approval. The Trust, however, has an unlimited total authorized number of shares of the Trust or of any series or class.

 A termination of the Trust or any series of the Trust may be effected by ac-tion of the Trustees without shareholder approval. The shareholders of a Fund have the right to vote on a liquidation or dissolution of the Fund, with a re-quired vote of two-thirds of the outstanding shares (in addition to the vote of "majority of the outstanding shares" as defined under the 1940 Act).

 The shareholders of a New Fund have the right to vote on a merger, consolida-tion or share exchange involving the Trust to the extent required under the 1940 Act, with a required vote of a "majority of the outstanding shares" as defined in the 1940 Act. The shareholders of a Fund have the right to vote on a merger, consolidation, share exchange or sale of all or substantially all assets, with a required vote of two-thirds of the outstanding shares (in addi-tion to the required vote of "majority of the outstanding shares" under the 1940 Act).

 The shareholders of a New Fund do not have dissenters' rights for these types of extraordinary transactions. The WBCA provides that the shareholders of a Fund have dissenters' rights for these types of extraordinary transactions, although such dissenters' rights may be preempted by the 1940 Act. See "Dis-senters' Rights" below.

 The shareholders of a New Fund may vote together with shareholders of the other New Funds on certain matters because of the single Trust structure, whereas the shareholders of a Fund vote separately from the other Funds be-cause the Funds are separate corporations. Although any such combined voting would be subject to requirements of the 1940 Act as to separate series or class voting rights, the shareholders of all New Funds would still vote to-gether on matters such as the election of Trustees or ratification of audi-tors.

 The Trust's Declaration of Trust provides that a quorum for a shareholder meeting is 10% of the shares entitled to vote at the meeting. Each Fund's By-laws provide that a quorum for a shareholder meeting is a majority of the shares entitled to vote at the meeting.

 DIVIDENDS. The WBCA imposes certain limitations on distributions in circum-stances where the corporation would be unable to pay its debts as they mature or its total assets would be less than its total liabilities and certain other obligations. No similar limitations are contained in the Trust's Declaration of Trust.

 DIRECTOR AND TRUSTEE LIABILITY AND INDEMNIFICATION. Under the WBCA, Directors of a corporation may be personally liable for failure to discharge the duties of a Director in good faith, with the care an ordinarily prudent person in a like position would exercise under similar circumstances, and in a manner the Director reasonably believes to be in the best interests of the corporation. Under each Fund's Articles of Incorporation as permitted under the WBCA, how-ever, the Directors of each Fund are not personally liable to the Fund or its shareholders for monetary damages for their conduct as Directors, except for acts or omissions that involve intentional misconduct, a knowing violation of law, conduct regarding liability for unlawful distributions to shareholders, or for any transaction from which the Director will personally receive a bene-fit to which the Director is not entitled. Under the WBCA, a Director of a corporation who votes for or assents to a distribution made in violation of the WBCA or the corporation's Articles of Incorporation may be personally lia-ble. Under the Trust's Declaration of Trust, so long as the Trustees have acted under the belief that their actions are in the best interest of the Trust, they are personally liable only for willful misfeasance, bad faith or gross negligence in the performance of their duties, or by reason of reckless disregard of their obligations and duties as Trustees. The WBCA and each Fund's Articles of Incorporation, as well as the Trust's Declaration of Trust, both contain fairly broad indemnification provisions in favor of the Directors of the Fund and the Trustees of the Trust, respectively.

FEDERAL INCOME TAX CONSEQUENCES

 As a condition to each Fund's obligation to consummate the Reorganization, the Fund will receive an opinion from Ropes & Gray, counsel to the Trust, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) under Section 361 of the Code, no gain or loss will be recognized by the Fund as a result of the Reorganization; (ii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Fund on the distribution of Reorganization Shares to them in exchange for their shares of the Fund; (iii) under Section 358 of the Code, the tax basis of the Reorganization Shares that the Fund's shareholders receive in place of their Fund shares will be the same as the basis in the Fund shares; (iv) under Section 1223(1) of the Code, a shareholder's holding period for the Reorganization Shares received pursuant to the Plan will be determined by including the holding period for the Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Fund shares as a capital asset; (v) under Section 1032 of the Code, no gain or loss will be recognized by the New Fund as a result of the reorga-nization; (vi) under Section 362(b) of the Code, the New Fund's tax basis in the assets that the New Fund receives from the Fund will be the same as the Fund's basis in such assets; and (vii) under Section 1223(2) of the Code, the New Fund's holding period in such assets will include the Fund's holding pe-riod in such assets. The opinion will be based on certain factual certifica-tions made by officers of the Trust and the Funds and will also be based on customary assumptions.

 Prior to the Exchange Date, each Fund will declare a distribution to share-holders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

TEMPORARY AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTIONS AND TAKING OF OTHER ACTIONS

 Certain of each Fund's existing fundamental investment restrictions might, absent temporary amendment, preclude the Fund from carrying out its Reorgani-zation. Accordingly, it is also proposed, as part of this Proposal, that the shareholders of each Fund approve the temporary amendment of the fundamental investment restrictions of the Fund, and the taking of any other actions by the Fund, to the extent necessary to complete the Fund's Reorganization. The fundamental investment restrictions of each Fund are set forth in the Fund's Registration Statement on file with the Securities and Exchange Commission. In particular, the fundamental investment restrictions of each Fund might pre-clude, but the Fund's Reorganization (as described in the other Proposals) contem-plates, the acquisition by each Fund of a nominal number of shares of the cor-responding New Fund prior to the Reorganization so that the Fund's sharehold-ers may vote indirectly (i) to elect the Trustees of the Trust, (ii) to ap-prove an Investment Management Agreement of the New Fund, and (iii) to approve a Distribution Plan of the New Fund for its Class A shares. See Proposals 2, 3 and 4.

 The following are examples of fundamental investment restrictions that might preclude a Fund from completing the Reorganization: (i) in the case of certain Funds, the Fund may not acquire more than 10% of the voting securities of any one company and (ii) in the case of certain Funds, the Fund may invest only in certain specific types of securities (such as only debt securities in the case of Composite Income Fund, Inc. or only U.S. Government and similar securities in the case of Composite U.S. Government Securities, Inc.).

DISSENTERS' RIGHTS

 Under Chapter 23B.13 of the WBCA, shareholders of each Fund as of the Record Date may be entitled to dissent from this Proposal and to receive payment of the "fair value" of their shares if they comply with certain procedures speci-fied in Chapter 23B.13. For a summary of the availability of dissenters' rights under the WBCA and the full text of Chapter 23B.13, see Appendix B at-tached to this Proxy Statement.

 Notwithstanding the availability of dissenters' rights under the WBCA, howev-er, the Staff of the Securities and Exchange Commission (the "Staff") has taken the position, in Investment Company Act Release No. 8752 (April 10,
1975), that adherence to dissenters' rights statutes by registered investment companies issuing redeemable securities would violate Rule 22c-1 under the 1940 Act. Rule 22c-1 prohibits such a company from repurchasing its securities otherwise than at the price based on their net asset value next computed after receipt of an order to purchase or sell such security. The Staff has also taken the position in the same Release that, pursuant to Section 50 of the In-vestment Company Act of 1940, Rule 22c-1 has superseded state dissenters' rights statutes such as Washington's. The Funds are not aware of any judicial decision which has considered this issue.

 The right of shareholders to redeem their shares at any time, subject to the conditions (including in the case of Class B shares any applicable CDSC) set forth in the relevant Fund's Prospectus, will not be affected by the proposed Reorganization.

REQUIRED VOTE

 Approval of this Proposal for each Fund requires the affirmative vote of at least two-thirds of the Fund's outstanding shares.

 THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THIS PROPOSAL.
-------------------------------------------------------------------------------

PROPOSAL 2:

ELECTION OF DIRECTORS AND TRUSTEES

 At the Meeting, it is proposed that thirteen Directors be elected to serve on the Board of Directors of each Fund (for purposes of this Proposal, Composite Cash Management Company, which is comprised of two series, Money Market Port-folio and Tax-Exempt Portfolio, shall be considered a single Fund). The per-sons named in the accompanying proxy intend, in the absence of contrary in-structions, to vote all proxies for the election of David E. Anderson, Wayne
L. Attwood, M.D., Arthur H. Bernstein, Esq., Kristianne Blake, Edmond R. Da-vis, Esq., John W. English, Anne V. Farrell, Michael K. Murphy, Alfred E. Os-borne, Ph.D., William G. Papesh, Daniel L. Pavelich, Jay Rockey and Richard C. Yancey (each a "Nominee" and collectively, the "Nominees"). Messrs. Attwood, Murphy, Papesh, Pavelich, Rockey and Yancey and Mses. Blake and Farrell are currently members of the Boards of Directors of the Funds. Messrs. Anderson, Bernstein, Davis, English and Osborne have not previously served on the Boards of Directors of the Funds, but currently serve on the Board of Trustees of mu-tual funds advised by Sierra Advisors. Approval of this Proposal will provide a combined Board consisting of the current Directors of the Composite family of funds and the Trustees of the Sierra family of funds.

 The Proposal to elect the Boards of Directors is being presented for share-holder approval pursuant to requirements under the 1940 Act. Under the 1940 Act, Directors may not fill vacancies unless at least two-thirds of the Direc-tors holding office after such vacancies are filled have been elected by the shareholders. This Proposal, if approved, will provide the Boards of Directors with operating flexibility by making it possible for the Boards to fill vacan-cies that may occur in the future.

 Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Director if elected. The Funds know of no reason why any Nomi-nee would be unable or unwilling to serve if elected. If any of the Nominees becomes unavailable for election, the persons named as proxies will vote for such other nominee or nominees as the Board of Directors may recommend.

 Each of the Funds is organized as a corporation under the laws of the State of Washington. Under Washington law, the Funds are not required to hold annual meetings. The Funds have availed themselves of this provision and achieve cost savings by eliminating printing costs, mailing charges and other expenses in-volved in routine annual meetings. Because the Funds do not hold regular an-nual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified.

 Even with the elimination of routine annual meetings, special meetings of shareholders may be called by a Fund's President or Board of Directors for ac-tion by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Bylaws of the Funds. A meeting may also be called by share-holders holding at least 10% of the shares entitled to vote at the meeting. As described above, shareholder meetings will be held, in compliance with the 1940 Act, to elect Directors under certain circumstances. Shareholder meetings may also be held by the Funds for other purposes, including to approve invest-ment policy changes, a new investment management agreement or other matters requiring shareholder action under the 1940 Act.

 Cumulative voting is allowed in the election of Directors. This means a shareholder has one vote per share multiplied by the number of Nominees (13), which may be voted for a single Nominee or distributed among some or all of the Nominees. Shareholders may exercise their cumulative voting rights by vot-ing in that manner at the Meeting or by so designating on the proxy. Votes of shareholders not making such designation will be allocated evenly among all Nominees.

INFORMATION REGARDING NOMINEES

 The following information is provided for each Nominee. It includes his or her name, position with the Funds, tenure in office, age, principal occupa-tions or employment during the past five years, directorships/trusteeships with other companies which file reports periodically with the Securities and Exchange Commission, number of directorships with the registered investment companies which hold themselves out to investors as related companies for pur-poses of investment and investor services or to which the Manager or an affil-iated person of the Manager provides investment advisory or administration services (this group includes the Composite family of funds: Composite Bond & Stock Fund, Inc., Composite Growth & Income Fund, Composite Northwest Fund, Inc., Composite U.S. Government Securities, Inc., Composite Income Fund, Inc., Composite Tax-Exempt Bond Fund, Inc. and Composite Cash Management Company (comprised of two series, Money Market Portfolio and Tax-Exempt Portfolio) as well as The Composite Trust and four trusts in the Sierra family of funds: Si-erra Trust Funds, The Sierra Variable Trust, Sierra Prime Income Fund and Si-erra Asset Management Portfolios; collectively this group is referred to as the "Fund Complex"); and the number of shares of each of the Funds benefi-cially owned as of October 27, 1997 by the Nominees. As of October 27, 1997, each Nominee beneficially owned less than 1% of the shares of each Fund, the Nominees as a group beneficially owned an aggregate of less than 1% of the shares of each Fund and the Directors and officers of the Funds as a group beneficially owned an aggregate of less than 1% of the shares of each Fund.

                              ADDRESS AND BUSINESS
   NAME, AGE AND                   EXPERIENCE
     POSITION              DURING THE PAST FIVE YEARS
  WITH THE FUNDS          (INCLUDING ALL DIRECTORSHIPS) SHARES BENEFICIALLY HELD IN FUNDS**
  --------------          ----------------------------- -----------------------------------
Wayne L. Attwood, M.D.    3 East 40th Avenue, Spokane,     Composite Bond & Stock Fund,
 (68) Director since 1986 WA 99203. Retired, 1994 to       Inc.--2,401 Composite Growth
                          present. Formerly doctor of      & Income Fund--4,576
                          internal medicine and            Composite Northwest Fund,
                          gastroenterology, 1965 to        Inc.--1,242 Composite Cash
                          present. Director of eight       Management Co.--Money
                          Funds in the Fund Complex.        Market Portfolio--13,236
                          Initial Trustee of The
                          Composite Funds.

Kristianne Blake (43)     705 West 7th, Suite D,           Composite Cash Management
 Director since 1995      Spokane, WA 99204.                Co.--Tax-Exempt Portfolio--
                          President, Kristianne Gates       27,205
                          Blake, PS, (an accounting
                          services firm specializing
                          in personal financial
                          planning and tax planning),
                          1987 to present. Director of
                          eight Funds in the Fund
                          Complex. Initial Trustee of
                          The Composite Funds.

* Anne V. Farrell (62)    425 Pike Street, Suite 510,      Composite Bond & Stock Fund,
   Director since 1993    Seattle, WA 98101. President     Inc.--807 Composite Growth &
                          and Chief Executive Officer,     Income Fund--40 Composite
                          The Seattle Foundation, 1980     Northwest Fund, Inc.--1,437
                          to present. Director,
                          Washington Mutual, Inc.,
                          1992 to present. Director of
                          eight Funds in the Fund
                          Complex. Initial Trustee of
                          The Composite Funds.

* Michael K. Murphy (60)  P.O. Box 3366, Spokane, WA       Composite Bond & Stock Fund,
   Director since 1994    99211. Chairman and Chief        Inc.--712 Composite Growth &
                          Executive Officer, CPM           Income Fund--1,649 Composite
                          Development Corporation, (a      Northwest Fund, Inc.--148
                          holding company which            Composite Cash Management
                          includes Central Pre-Mix         Co.--Tax- Exempt Portfolio--
                          Concrete Company), 1963 to       199,053
                          present. Director,
                          Washington Mutual, Inc.,
                          1986 to present. Director of
                          eight Funds in the Fund
                          Complex. Initial Trustee of
                          The Composite Funds.

* William G. Papesh (54)  601 W. Main Avenue, Suite        Composite Bond & Stock Fund,
   Director since 1989    300, Spokane, WA, 99201          Inc.-- 20,646
                          President and Director,          Composite Growth & Income
                          Manager, Distributor and         Fund--8,726 Composite
                          Murphey Favre Securities         Northwest Fund, Inc.--3,897
                          Services, Inc. (the              Composite U.S. Gov't
                          "Transfer Agent"), 1995 to       Securities, Inc.-- 1,896
                          present, 1997 to present and     Composite Income Fund,
                          1986 to present,                 Inc.--3,771 Composite Cash
                          respectively; Executive Vice     Management Co.-- Money
                          President and Director,          Market Portfolio--184,695
                          Murphy Favre Inc., 1982 to
                          June 1997. President and
                          Director of eight Funds in
                          the Fund Complex. Initial
                          Trustee of The Composite
                          Funds.

                              ADDRESS AND BUSINESS
                                   EXPERIENCE
 NAME, AGE AND POSITION    DURING THE PAST FIVE YEARS
     WITH THE FUNDS       (INCLUDING ALL DIRECTORSHIPS) SHARES BENEFICIALLY HELD IN FUNDS**
 ----------------------   ----------------------------- -----------------------------------
 Daniel L. Pavelich (53)  Two Prudential Plaza, 180        Composite Growth & Income
  Director since 1997.    North Stetson Avenue, Suite      Fund--593
                          4300, Chicago, IL 60601.
                          Chairman and Chief Executive
                          Officer, BDO Seidman (a
                          national accounting and
                          consulting firm), 1980 to
                          present. Director of eight
                          Funds in the Fund Complex.
                          Initial Trustee of The
                          Composite Funds.

 Jay Rockey (69)          2121 Fifth Avenue, Seattle,      Composite Growth & Income
  Director since 1994     WA 98121. Chairman and Chief     Fund--1,676 Composite
                          Executive Officer, The           Northwest Fund, Inc.--1,856
                          Rockey Company (a regional       Composite Cash Management
                          public relations firm).          Co.--Money  Market
                          Director of eight Funds in       Portfolio--109,341
                          the Fund Complex. Initial        Composite Cash Management
                          Trustee of The Composite         Co.--Tax  Exempt Portfolio--
                          Funds.                           7

 Richard C. Yancey (71)   535 Madison Avenue, New          Composite Bond & Stock Fund,
  Director since 1974     York, NY, 10022. Senior          Inc.-- 57,412
                          Advisor, Dillon, Read & Co.,     Composite Growth & Income
                          Inc. (a registered               Fund-- 52,970
                          broker/dealer and investment     Composite Northwest Fund,
                          banking firm), 1952 to           Inc.--1,751 Composite U.S.
                          present. Director of eight       Gov't Securities, Inc.--
                          Funds in the Fund Complex.        5,508
                          Initial Trustee of The           Composite Tax-Exempt Bond
                          Composite Funds.                 Fund, Inc.-- 24,419
                                                           Composite Cash Management
                                                           Co.--Money  Market
                                                           Portfolio--1,969
                                                           Composite Cash Management
                                                           Co.--Tax- Exempt Portfolio--
                                                           70

 Arthur H. Bernstein,     11661 San Vincente Blvd.,        None
  Esq. (72)               Suite 701 Los Angeles, CA
  Nominee                 90049. President, Bancorp
                          Capital Group, Inc., 1988 to
                          present; President, Bancorp
                          Venture Capital, Inc., 1988
                          to present. Trustee of four
                          trusts in the Sierra family
                          of funds, 1989 to present.

 David E. Anderson (70)   17960 Seabreeze Drive,           None
  Nominee                 Pacific Palisades, CA 90272.
                          Retired. Formerly, President
                          and Chief Executive Officer,
                          GTE California, Inc., 1979
                          to 1988. Trustee of four
                          trusts in the Sierra family
                          of funds, 1989 to present.

 Edmond R. Davis, Esq.    550 South Hope Street, 21st      None
  (69) Nominee            Floor Los Angeles, CA 90071.
                          Partner, Brobeck, Phleger &
                          Harrison (law firm), 1987 to
                          present. Trustee of four
                          trusts in the Sierra family
                          of funds, 1989 to present.

 John W. English (64)     50 H New England Ave., PO        None
  Nominee                 Box 640 Summit, NJ 07902-
                          0640. Retired. Formerly,
                          Vice President and Chief
                          Investment Officer, Ford
                          Foundation, 1981 to 1993.
                          Chairman of the Board and
                          Director, The China Fund,
                          Inc. (a closed-end mutual
                          fund), 1993 to present;
                          Trustee, Retail Property
                          Trust (a company providing
                          management services for
                          shopping centers), 1994 to
                          1997; Director, The Northern
                          Trust Company's Benchmark
                          Funds (open-end mutual
                          funds), 1994 to present.
                          Trustee of four trusts in
                          the Sierra family of funds,
                          1994 to present.

                            ADDRESS AND BUSINESS
                                 EXPERIENCE
NAME, AGE AND POSITION   DURING THE PAST FIVE YEARS
    WITH THE FUNDS      (INCLUDING ALL DIRECTORSHIPS) SHARES BENEFICIALLY HELD IN FUNDS**
----------------------  ----------------------------- -----------------------------------
Alfred E. Osborne, Jr.  110 Westwood Plaza, Suite        None
 Ph.D. (52)             C305, Los Angeles, CA 90095-
 Nominee                1481. Professor, The
                        Anderson School and
                        Director, The Harold Price
                        Center for Entrepreneurial
                        Studies at University of
                        California at Los Angeles,
                        1972 to present; Independent
                        general partner, Technology
                        Funding Venture Partners V,
                        1990 to present. Formerly,
                        Governor, National
                        Association of Securities
                        Dealers, Inc., 1994 to 1996;
                        Director, NASD Regulation,
                        September 1996 to December
                        1996. Director, Times Mirror
                        Company, 1980 to present;
                        Director, United States
                        Filter Corporation, 1991 to
                        present; Director,
                        Nordstrom, Inc., 1987 to
                        present; Director, Seda
                        Specialty Packing
                        Corporation, 1993 to 1997;
                        Director, Greyhound Lines,
                        Inc., 1994 to present.
                        Trustee of four trusts in
                        the Sierra family of funds,
                        1989 to 1993 and 1996 to
                        present.

* Denotes an individual who is an "interested person" of the Funds, as defined in the 1940 Act, because they are affiliated persons of the Manager, the Transfer Agent or the Distributor.
** This information has been provided by each Nominee. Information for the eight existing Directors of the Composite family of funds is provided as of October 27, 1997. Information for the five Nominees presently serving as Trustees of the Sierra family of funds is provided as of July 1, 1997.

COMPENSATION OF DIRECTORS

 The Funds pay each Director who is not an "interested person" as defined in the 1940 Act, an aggregate fee of $6,000 per annum plus $1,000 per board meet-ing attended, $500 per committee meeting attended and reimbursement for travel and out-of-pocket expenses.

 The compensation paid by Composite Bond & Stock Fund, Inc., Composite Growth & Income Fund and Composite Northwest Fund, Inc. to each of the Directors serving during the fiscal year ended October 31, 1997 and the compensation paid by Composite U.S. Government Securities, Inc., Composite Income Fund, Inc., Composite Tax-Exempt Bond Fund, Inc. and Composite Cash Management Com-pany (composed of two series, Money Market Portfolio and Tax-Exempt Portfolio) for the fiscal year ended December 31, 1996 is set forth in the compensation table below. (Composite Bond & Stock Fund, Inc., Composite Growth & Income Fund, Composite Northwest Fund, Inc., have fiscal years ending October 31 of each year. All other Funds have fiscal years ending December 31 of each year.)

                                                              COMPOSITE
                                                                U.S.
                          COMPOSITE    COMPOSITE  COMPOSITE  GOVERNMENT  COMPOSITE
                         BOND & STOCK  GROWTH &   NORTHWEST  SECURITIES,   INCOME
                          FUND, INC.  INCOME FUND FUND, INC.    INC.     FUND, INC.
                         ------------ ----------- ---------- ----------- ----------
Wayne Attwood M.D.......    $1,250      $1,250      $1,250     $1,265      $1,265
Kristianne Blake........    $1,333      $1,333      $1,333     $1,265      $1,265
Daniel L. Pavelich(2)...    $1,000      $1,000      $1,000          0           0
Jay Rockey(3)...........    $1,208      $1,208      $1,208     $1,265      $1,265
Richard C. Yancey.......    $1,125      $1,125      $1,125     $1,178      $1,178
Edwin McWilliams(4).....    $  167      $  167      $  167     $1,265      $1,265

                                                     COMPOSITE
                                                CASH MANAGEMENT CO.
                                    COMPOSITE  ----------------------
                                    TAX-EXEMPT                TAX-
                                       BOND    MONEY MARKET  EXEMPT   TOTAL FUND
                                    FUND, INC.  PORTFOLIO   PORTFOLIO COMPLEX(1)
                                    ---------- ------------ --------- ----------
Wayne Attwood M.D..................   $1,265      $1,265     $1,265    $15,000
Kristianne Blake...................   $1,265      $1,265     $1,265    $15,000
Daniel L. Pavelich(2)..............        0           0          0          0
Jay Rockey(3)......................   $1,265      $1,265     $1,265    $15,000
Richard C. Yancey..................   $1,178      $1,178     $1,178    $14,000
Edwin McWilliams(4)................   $1,265      $1,265     $1,265    $15,000

(1) Total compensation for calendar year 1996; includes compensation from Com-posite Deferred Series, Inc., in addition to the listed Funds. No deferred compensation or retirement benefits are offered by the Funds to their Di-rectors.
(2) Mr. Pavelich was elected as Director on December 3, 1996.
(3) Mr. Rockey is Chairman and CEO of The Rockey Company, a public relations firm which has received revenue from the Funds and Washington Mutual, Inc., parent company of the Fund's Manager and Distributor, during the 1996 fiscal years. The amounts received are not considered material to the Funds or Mr. Rockey.
(4) Mr. McWilliams retired December 3, 1996.

MEETINGS AND COMMITTEES OF THE BOARDS OF DIRECTORS

 There were seven meetings of the Boards of Directors of the Funds held during the fiscal year ended December 31, 1996 and seven meetings of the Boards of Directors of the Funds held during the fiscal year ended October 31, 1997. In each such fiscal year, all Directors (except Mr. Yancy who attended five of the seven meetings held in the fiscal year ended October 31, 1997, and Ms. Farrell who attended five of the seven meetings held in the fiscal year ended December 31, 1996) attended at least 75% of the meetings of the Board of Di-rectors and of the meetings of all committees on which that Director served (except Ms. Farrell who attended one of the two Audit Committee meetings held in the fiscal year ended December 31, 1996 and Mr. Murphy, who attended one of the two Audit Committee meetings held in the fiscal year ended December 31, 1996 and two of the three Audit Committee meetings held in the fiscal year ended October 31, 1997). Composite Bond & Stock Fund, Inc., Composite Growth & Income Fund, Composite Northwest Fund, Inc., have fiscal years ending October 31 of each year. All other Funds have fiscal years ending December 31 of each year.

 The Boards of Directors have an Audit Committee. The Audit Committee makes recommendations to the full Boards of Directors with respect to the engagement of independent accountants and reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee during the fiscal year ended December 31, 1996 were Dr. Attwood, Mr. Murphy* and Mses. Blake and Farrell*, and during the fiscal year ended October 31, 1997 were Messrs. Murphy* and Pavelich and Mses. Blake and Farrell*. The Audit Committee met twice during the fiscal year ended December 31, 1996 and three times dur-ing the fiscal year ended October 31, 1997.

 The Boards of Directors have a Distribution Committee. The Distribution Com-mittee is responsible for reviewing distribution activities and 12b-1 expendi-tures to determine that there is a reasonable likelihood that the 12b-1 plan will benefit each Fund and its shareholders. It is responsible for making rec-ommendations to the Boards regarding renewal or changes to the distribution plans. The members of the Distribution Committee during the fiscal year ended December 31, 1996 were Dr. Attwood and Messrs. Yancy, Rockey and McWilliams and during the fiscal year ended October 31, 1997 were Dr. Attwood, Messrs. Rockey and Yancey and Ms. Blake. The committee met twice during the fiscal year ended December 31, 1996 and three times during the fiscal year ended Oc-tober 31, 1997.

 The Boards of Directors have an Investment Committee. The Investment Commit-tee performs interim functions for the Boards of Directors, including but not limited to dividend declarations, investment policy preparation and recommen-dations and portfolio pricing matters. The members of the Investment Committee during the fiscal year ended December 31, 1996 were Dr. Attwood, Mr. Murphy* and Mses. Blake and Farrell* and during the fiscal year ended October 31, 1997 were Messrs. Murphy* and Yancey and Ms. Farrell*. The committee met twice dur-ing the fiscal year ended December 31, 1996 and two times during the fiscal year ended October 31, 1997.

 The Boards of Directors have a Nominating Committee. Responsibilities of the Nominating Committee include preparing for and recommending replacements for any vacancies in the Boards of Directors, and initial review of policy issues regarding the size, composition and compensation of the Boards of Directors. The members of the Nominating Committee during the fiscal year ended December 31, 1996 were Messrs. Rockey and McWilliams and Ms. Blake and during the fis-cal year ended October 31, 1997 were Dr. Attwood and Messrs. Pavelich and Rockey. The committee met twice during the fiscal year ended December 31, 1996 and did not meet during the fiscal year ended October 31, 1997.
--------
* Denotes an individual who is an "interested person" of the Funds, as defined in the 1940 Act.

EXECUTIVE OFFICERS

 The officers of the Funds are listed in the following table. Each officer serves in a similar capacity for each of the Funds and is an officer, director and/or employee of the Manager, the Distributor and/or the Transfer Agent as indicated in the following table. Officers are selected by the Directors to serve until a successor has been elected. The address of all officers is 601 Main Avenue, Suite 300, Spokane, WA 99201-0613. Officers of the Funds receive no direct remuneration from the Funds for serving in such capacity. Officers of the Funds who are employees of the Manager, the Transfer Agent or the Dis-tributor may be considered to have received remuneration indirectly.

                                                           BUSINESS EXPERIENCE--
  OFFICER/AGE            TITLE/PERIOD OF SERVICE              PAST FIVE YEARS
  -----------            ------------------------          ---------------------
William G. Papesh, 54... President                Director and President, Manager,
                         1989 to present          Distributor and Transfer Agent;
                                                  Executive Vice President
                                                  and Director--Murphey Favre, Inc.
                                                  1982--June, 1997
Gene G. Branson, 51..... Vice President           Director and Sr. Vice President,
                         1984 to present          Distributor and Transfer Agent through
                                                  June 1997; Director and Vice President,
                                                  Manager through June 1997; Currently
                                                  Vice President, WM Financial Services,
                                                  Inc., an affiliate of Distributor, June
                                                  1997--Present
Monte D. Calvin, CPA,    Vice President/Treasurer First Vice President and Director,
 53..................... 1988 to present          Transfer Agent; Director and Treasurer,
                                                  Manager; Director, Distributor
Jeffrey L. Lunzer, CPA,  Assistant Treasurer      Vice President, Transfer Agent
 36..................... 1988 to present
John T. West, CPA, 42... Secretary                Vice President, Transfer Agent, Asst.
                         1993 to present          Treasurer of Funds 1988-1993

ELECTION OF TRUSTEES

 At the Meeting, it is proposed that each Fund, as the sole holder of the out-standing shares of the corresponding New Fund prior to the Fund's Reorganiza-tion, be authorized to vote for those persons elected as Directors of the Fund pursuant to this Proposal to serve as Trustees of the Trust. Once elected, each Trustee will hold office until a successor is duly elected and qualified.

 Upon the completion of each Fund's Reorganization, the Trustees of the Trust will succeed to the responsibilities of the Boards of Directors of the Funds. The purpose of this authorization procedure is to enable the Trustees of the Trust to be indirectly elected by the shareholders of the Funds in order to avoid the expense of holding a meeting of the shareholders of the Trust to di-rectly elect the Trustees.

 The voting in the election of the Trustees of the Trust will differ from the voting to elect Directors of each Fund in two respects. First, all Funds will vote together in the election of Trustees because the New Funds will be sepa-rate series of a single trust (with a single Board of Trustees), in contrast to the Funds, which are separate corporations with separate Boards of Direc-tors. Second, there will be no cumulative voting in the election of Trustees of the Trust because the Trust's Declaration of Trust and Massachusetts busi-ness trust law do not provide for cumulative voting, in contrast to each Fund's Articles of Incorporation and Washington corporate law which do provide for cumulative voting.

BOARD APPROVAL OF THE ELECTION OF DIRECTORS AND TRUSTEES

 At a meeting of the Board of Directors of each Fund held on September 23, 1997, the Board of Directors of each Fund recommended that shareholders vote for each of the Nominees named herein. In recommending that shareholders elect the Nominees as Directors of each Fund, the Board considered each Nominee's experience and qualifications. In particular, the Board noted that each of the Nominees who has not served previously on the Boards has previous experience serving on the Board of Trustees of the Sierra family of funds.

REQUIRED VOTE

 The election of each Nominee as Director of a Fund requires the affirmative vote of a plurality of all votes of the Fund cast at the Meeting, provided that a majority of the shares of the Fund entitled to vote are present in per-son or by proxy at the Meeting. If your shares are represented at the meeting but you give no voting instructions, your shares will be voted FOR all Nomi-nees named herein. If the Nominees are not approved by shareholders of a Fund, the Board of Directors will consider alternate nominations.

 THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR THE ELECTION OF ALL NOMINEES.
-------------------------------------------------------------------------------

PROPOSAL 3:

INVESTMENT MANAGEMENT AGREEMENT

 At the Meeting, it is proposed that the shareholders of each Fund approve an amended Investment Management Agreement for the Fund with the Manager to, among other things, eliminate the obligation of the Manager to reimburse cer-tain Funds for certain expenses in excess of specified amounts. It is also proposed, as part of this Proposal, that the shareholders of each Fund autho-rize the Fund, as the sole holder of the outstanding shares of the correspond-ing New Fund immediately prior to the Fund's Reorganization, to approve an In-vestment Management Agreement for the New Fund with the Manager. The purpose of this latter authorization procedure is to enable the New Fund's Investment Management Agreement to be indirectly approved by the shareholders of the Fund in order to avoid the expense of holding a meeting of shareholders of the New Fund to directly approve the New Fund's Investment Management Agreement. A vote in favor of this Proposal by a shareholder of a Fund will constitute a vote in favor of both the Fund's amended Investment Management Agreement and the authorization of the New Fund's Investment Management Agreement described in this Proposal.

 At a meeting held on September 23, 1997, the Board of Directors of each Fund, including all of the Directors who are not "interested persons" of the Fund, the Manager or the Distributor within the meaning of the 1940 Act, approved the Fund's amended Investment Management Agreement and the authorization of the approval of the New Fund's Investment Management Agreement and recommended shareholder approval of this Proposal. In addition, at the same meeting, the same persons who comprise the Board of Directors of each Fund acting in their capacity as the initial Board of Trustees of the Trust, including all of the Trustees who are not "interested persons" of the New Fund, the Manager or the Distributor within the meaning of the 1940 Act, approved the New Fund's In-vestment Management Agreement.

EXISTING INVESTMENT MANAGEMENT AGREEMENTS

 The existing Investment Management Agreements (the "Existing Management Agreements") for the Funds with the Manager, which were most recently renewed by the Boards of Directors of the Funds at a meeting held on July 22, 1997, are dated and were last approved by the shareholders of the Funds on the fol-lowing dates:

                                                        DATE OF
                                                       INVESTMENT  DATE LAST
                                                       MANAGEMENT APPROVED BY
FUND                                                   AGREEMENT  SHAREHOLDERS
----                                                   ---------- ------------
Composite Bond & Stock Fund, Inc......................  7/22/97     7/29/82
Composite Growth & Income Fund........................  7/22/97     7/29/82
Composite Northwest Fund, Inc.........................  7/22/97     5/18/87
Composite Income Fund, Inc............................  7/22/97     7/29/82
Composite U.S. Government Securities, Inc.............  7/22/97     7/29/82
Composite Tax-Exempt Bond Fund, Inc...................  7/22/97     7/29/82
Composite Cash Management Company--Money Market Port-
 folio................................................  7/22/97     7/29/82
Composite Cash Management Company--Tax-Exempt Portfo-
 lio..................................................  7/22/97     6/16/88

 The Existing Management Agreements provide that the Manager, in return for its fees, will manage the investment operations of the Fund and the composi-tion of the Fund's portfolio in accordance with the Fund's investment objec-tives, policies and restrictions as stated in the Fund's Prospectus and State-ment of Additional Information and the resolutions of the Fund's Board of Di-rectors and subject to the following understandings that the Manager will: (a) provide supervision of the Fund's investments and furnish a continuous invest-ment program for the Fund's portfolio; (b) use reasonable care and judgment in the management of the Fund's portfolio; (c) act in conformity with the Arti-cles of Incorporation and the investment policies of the Fund and with the re-quirements of the 1940 Act and other applicable laws; (d) determine the secu-rities to be purchased or sold by the Fund and place orders for purchase and sale with brokers or dealers selected by the Manager; and (e) provide a list of all transactions concerning the Fund's assets.

 The Existing Management Agreements provide for payment of a monthly fee to the Manager at the following annual rates:

                    FUND                                    FEE
                    ----                                    ---
 Composite Bond & Stock Fund, Inc.          Fee equal to .625% per annum
 Composite Growth & Income Fund             computed on the average daily net
 Composite Income Fund, Inc.                assets of the Fund; on assets in
 Composite U.S. Government Securities, Inc. excess of $250 million, the fee decreases to .50% per annum.

 Composite Northwest Fund, Inc.             Fee computed on the average daily
                                            net assets of the Fund equal to
                                            .625% per annum up to the first
                                            $500 million of assets; .50% per
                                            annum on assets of $500 million to
                                            $1 billion; .375% per annum on
                                            assets of $1 billion and above.

 Composite Tax-Exempt Bond Fund, Inc.       Fee equal to .50% per annum
                                            computed on the average daily net
                                            assets of the Fund; on assets in
                                            excess of $250 million, the fee
                                            decreases to .40% per annum.

 Composite Cash Management                  Fee computed on the average daily
  Company--Money Market Fund                net assets of the Fund equal to
 Composite Cash Management                  .45% per annum up to the first $1
  Company--Tax-Exempt Money                 billion of assets; .40% per annum
  Market Fund                               on assets of $1 billion and above.

 The Existing Management Agreements provide that the Manager will pay all ex-penses incurred by it in connection with its activities under the Existing Management Agreement, including the salaries and expenses of any of its offi-cers or employees who act as officers, directors or employees of the Fund, but excluding the cost of securities purchased for the Fund and the amount of any brokerage fees and commissions incurred in executing portfolio transactions for the Fund. The Manager provides the Fund with suitable office space. Other expenses to be incurred in the operation of the Fund (other than those borne by any third party), including taxes, interest, brokerage fees and commissions, if any, fees of directors who are not officers, directors, employees or hold-ers of 5% or more of the outstanding voting securities of the Manager or the Fund's administrator or any of their affiliates, Securities and Exchange Com-mission fees and state Blue Sky qualification fees, advisory and administra-tive fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining corporate existence, costs of inde-pendent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing, printing and distributing prospectuses, costs of stockholders' reports and corporate meetings, costs of implementing and operating the Fund's service plan, and any extraordinary expenses, will be borne by the Fund. In addition, each Fund pays a service and distribution fee pursuant to the terms of Distri-bution Plans adopted under Rule 12b-1 of the 1940 Act.

 The Existing Management Agreements for certain Funds contain an obligation of the Manager to reimburse the Fund for certain expenses in excess of specified amounts, which obligation would be eliminated in the amended Investment Man-agement Agreements for these Funds. See "Amended Management Agreements" below.

 The services of the Manager are not to be deemed exclusive, and the Manager has the right to render similar services to others, including without limita-tion other investment companies.

 The Existing Management Agreements are continuations of prior agreements (dated May 27, 1986 in the case of Composite Northwest Fund, Inc., June 16, 1988 in the case of Composite Cash Management Company-Tax-Exempt Portfolio, and July 29, 1982 in the case of the other Funds) and, unless terminated, con-tinue in effect provided such continuance is specifically approved at least annually by the vote of a majority of those members of the Fund's Board of Di-rectors who are not parties to the agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose, or by a vote of a majority of the outstanding securities of the Fund.

 The Existing Management Agreements may be terminated at any time, without penalty, by either the Fund (by vote of the Fund's Board of Directors or by vote of a majority of the outstanding securities of the Fund) or the Manager, on 60 days prior written notice. The Existing Management Agreements automati-cally terminate in the event of their assignment.

 The Existing Management Agreements provide that the Manager is not liable for any error of judgment or mistake of law or loss suffered by the Fund, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part and the performance of its duties or from reckless disregard by it of its obligations and duties under the Existing Management Agreement.

 The Existing Management Agreements contain certain provisions as to the Man-ager's proprietary rights regarding names such as "Composite" and the Fund's use of these names.

AMENDED MANAGEMENT AGREEMENTS

 The form of the Amended Management Agreements is somewhat different from the form of the Existing Management Agreements. Aside from the differences in form, the material provisions of the Amended Management Agreement are substan-tially similar to the material provisions of the Existing Management Agree-ments, except for (i) in the case of Composite Northwest Fund, Inc., Composite Income Fund, Inc., Composite U.S. Government Securities, Inc., Composite Tax-Exempt Bond Fund, Inc., Composite Cash Management Company-Money Market Portfo-lio and Composite Cash Management Company--Tax-Exempt Portfolio (the "Reim-bursed Funds"), the elimination of the obligation of the Manager to reimburse the Reimbursed Fund for certain expenses in excess of specified amounts as de-scribed below (the "Expense Reimbursement Obligation"); (ii) the addition of provisions relating to the retention of sub-advisors; and (iii) certain clari-fications of the Manager's proprietary rights regarding names such as "Compos-ite" and the Fund's use of these names.

 In the case of the Reimbursed Funds, the Expense Reimbursement Obligation be-ing eliminated is as follows:

              REIMBURSED FUND                 EXPENSE REIMBURSEMENT OBLIGATION
              ---------------                 --------------------------------
 Composite Northwest Fund, Inc.             In any fiscal year, the sum of the
 Composite U.S. Government Securities, Inc. Fund's expenses (excluding taxes,
 Composite Cash Management Company--        interest and brokerage fees but
  Money Market Portfolio                    including the management fee) in
 Composite Cash Management Company--        excess of 1.5% of the average net
  Tax-Exempt Portfolio                      assets of the Fund up to $30
                                            million and 1.0% of such net assets
                                            over $30 million.

 Composite Income Fund, Inc.                In any fiscal year, the sum of the
 Composite Tax-Exempt Bond Fund, Inc.       Fund's expenses (excluding taxes,
                                            interest and brokerage fees but
                                            including the management fee) in
                                            excess of 1.5% of the average net
                                            assets of the Fund up to $30
                                            million, 1.0% of such net assets
                                            between $30 million and $130
                                            million, and .75% of such net
                                            assets over $130 million.

 The management fee as a percentage of net assets payable by each Reimbursed Fund will be the same under the Amended Management Agreements as under the Ex-isting Management Agreements. The elimination of the Expense Reimbursement Ob-ligation, however, could or will result in an increase of the management fee to be paid by the Reimbursed Funds. If the elimination of the Expense Reim-bursement Obligation had been in effect for the most recently completed fiscal year of the Reimbursed Funds, the management fees payable by the Reimbursed Funds would have been the same as the management fees actually paid under the Existing Management Agreements for all Reimbursed Funds, except Composite Northwest Fund, Inc. The Expense Reimbursement Obligation for all Reimbursed Funds, except Composite Northwest Fund, Inc., was not applicable in the most recently completed fiscal year since the relevant expenses for those Reim-bursed Funds did not exceed the specified amounts. The Expense Reimbursement Obligation for Composite Northwest Fund, Inc. was effective in its most re-cently completed fiscal year since its relevant expenses did exceed the speci-fied amount. The management fees payable by a Reimbursed Fund could increase in the future as a result of the elimination of the Expense Reimbursement Ob-ligation, depending upon whether the relevant expenses of the Reimbursed Fund later exceeded the specified amount.

 Comparative information about the management fee actually paid by Composite Northwest Fund, Inc. under the Existing Management Agreement and that which would have been payable if the Expense Reimbursement Obligation had been in effect for its most recently completed fiscal year, as well as comparative in-formation about certain other expenses of Composite Northwest Fund, Inc. and other Funds, is set forth in the following Pro Forma Comparative Fee Tables, which also give effect to the proposed Class A Distribution Plan (see, Pro-posal 4: Distribution Plan).

PRO FORMA COMPARATIVE FEE TABLES

 COMPOSITE BOND & STOCK FUND, INC. The purpose of the following table is to show expenses that a Composite Bond & Stock Fund, Inc. shareholder would bear directly or indirectly. Operating expenses are based on those experienced dur-ing the fiscal year ended October 31, 1996.

                                                                CLASS A CLASS B
                                                                SHARES  SHARES
                                                                ------- -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases......................  5.75%    None
 (as a percentage of offering price)
Maximum Contingent Deferred Sales Charge.......................   None   5.00%
 (as a percentage of purchase price or redemption proceeds,
 whichever is lower)

                                            EXPENSES BASED ON
                                            FISCAL YEAR ENDED      PRO FORMA
                                            OCTOBER 31, 1996       EXPENSES
                                            ------------------  ---------------
                                            CLASS A   CLASS B   CLASS A CLASS B
                                             SHARES    SHARES   SHARES  SHARES
                                            --------  --------  ------- -------
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees............................     0.63%     0.63%  0.63%   0.63%
12b-1 Fees.................................     0.22%     1.00%  0.25%   1.00%
Other Expenses.............................     0.13%     0.23%  0.13%   0.23%
                                             --------  --------  -----   -----
Total Fund Operating Expenses..............     0.98%     1.86%  1.01%   1.86%

 Sales charge waivers are available for Class A and Class B shares and reduced sales charge purchase plans are available for Class A shares. Class A shares purchased without an initial sales charge may be subject to a contingent de-ferred sale charge up to 1% if redeemed within two years of purchase. The 5% Class B contingent deferred charge declines to 0% after six years. Class A 12b-1 fees were .22% during the fiscal year ended October 31, 1996. The pro forma 12b-1 fees and total operating expenses shown above assume that the pro-posed Class A Distribution Plan had been adopted at the beginning of the fis-cal year ended October 31, 1996.

 The following expenses are those that a shareholder would pay assuming a $1,000 investment, a 5% annual rate of return and that the Fund's expenses re-main at the levels shown in the above table. The 5% figure is mandated by the Securities and Exchange Commission for comparative purposes. The example is not meant to state actual or expected expenses or rates of return, which may be greater or less than shown.

                                             EXPENSES BASED ON
                                             FISCAL YEAR ENDED        PRO FORMA
                                             OCTOBER 31, 1996         EXPENSES
                                             -------------------   ---------------
                                             CLASS A    CLASS B    CLASS A CLASS B
                                              SHARES     SHARES    SHARES  SHARES
                                             --------   --------   ------- -------
EXPENSES ASSUMING REDEMPTION AT THE END OF
 EACH PERIOD:
  1 Year...................................   $     67   $     59   $ 67    $ 59
  3 Years..................................   $     87   $     88   $ 88    $ 88
  5 Years..................................   $    109   $    111   $110    $111
 10 Years..................................   $    171   $    196   $174    $196
EXPENSES ASSUMING NO REDEMPTION:
  1 Year...................................   $     67   $     19   $ 67    $ 19
  3 Years..................................   $     87   $     58   $ 88    $ 58
  5 Years..................................   $    109   $    101   $110    $101
 10 Years..................................   $    171   $    196   $174    $196

--------
Class B shares convert to Class A shares after eight years, and because of that, years nine and ten reflect Class A expenses. Redemption at the end of a full year results in the imposition of the following year's contingent de-ferred sales charge. Because of the on-going nature of 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers, Inc.

 COMPOSITE GROWTH & INCOME FUND. The purpose of the following table is to show expenses that a Composite Growth & Income Fund shareholder would bear directly or indirectly. Operating expenses are based on those experienced during the fiscal year ended October 31, 1996.

                                                                CLASS A CLASS B
                                                                SHARES  SHARES
                                                                ------- -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases......................  5.75%    None
 (as a percentage of offering price)
Maximum Contingent Deferred Sales Charge.......................   None   5.00%
 (as a percentage of purchase price or redemption proceeds,
 whichever is lower)

                                            EXPENSES BASED ON
                                            FISCAL YEAR ENDED      PRO FORMA
                                            OCTOBER 31, 1996       EXPENSES
                                            ------------------  ---------------
                                            CLASS A   CLASS B   CLASS A CLASS B
                                             SHARES    SHARES   SHARES  SHARES
                                            --------  --------  ------- -------
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees............................     0.63%     0.63%  0.63%   0.63%
12b-1 Fees.................................     0.24%     1.00%  0.25%   1.00%
Other Expenses.............................     0.16%     0.31%  0.16%   0.31%
                                             --------  --------  -----   -----
Total Fund Operating Expenses..............     1.03%     1.94%  1.04%   1.94%

 Sales charge waivers are available for Class A and Class B shares and reduced sales charge purchase plans are available for Class A shares. Class A shares purchased without an initial sales charge may be subject to a contingent de-ferred sale charge up to 1% if redeemed within two years of purchase. The 5% Class B contingent deferred charge declines to 0% after six years. Class A 12b-1 fees were .24% during the fiscal year ended October 31, 1996. The pro forma 12b-1 fees and total operating expenses shown above assume that the pro-posed Class A Distribution Plan had been adopted at the beginning of the fis-cal year ended October 31, 1996.

 The following expenses are those that a shareholder would pay assuming a $1,000 investment, a 5% annual rate of return and that the Fund's expenses re-main at the levels shown in the above table. The 5% figure is mandated by the Securities and Exchange Commission for comparative purposes. The example is not meant to state actual or expected expenses or rates of return, which may be greater or less than shown.


                                             EXPENSES BASED ON
                                             FISCAL YEAR ENDED        PRO FORMA
                                             OCTOBER 31, 1996         EXPENSES
                                             -------------------   ---------------
                                             CLASS A    CLASS B    CLASS A CLASS B
                                              SHARES     SHARES    SHARES  SHARES
                                             --------   --------   ------- -------
EXPENSES ASSUMING REDEMPTION AT THE END OF
 EACH PERIOD:
  1 Year...................................   $     67   $     60   $ 67    $ 60
  3 Years..................................   $     88   $     91   $ 89    $ 91
  5 Years..................................   $    111   $    115   $112    $115
 10 Years..................................   $    176   $    203   $177    $203
EXPENSES ASSUMING NO REDEMPTION:
  1 Year...................................   $     67   $     20   $ 67    $ 20
  3 Years..................................   $     88   $     61   $ 89    $ 61
  5 Years..................................   $    111   $    105   $112    $105
 10 Years..................................   $    176   $    203   $177    $203

--------
Class B shares convert to Class A shares after eight years, and because of that, years nine and ten reflect Class A expenses. Redemption at the end of a full year results in the imposition of the following year's contingent de-ferred sales charge. Because of the on-going nature of 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers, Inc.

 COMPOSITE NORTHWEST FUND, INC. The purpose of the following table is to show expenses that a Composite Northwest Fund, Inc. shareholder would bear directly or indirectly. Operating expenses are based on those experienced during the fiscal year ended October 31, 1996.

                                                                CLASS A CLASS B
                                                                SHARES  SHARES
                                                                ------- -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases......................  5.75%    None
 (as a percentage of offering price)
Maximum Contingent Deferred Sales Charge.......................   None   5.00%
 (as a percentage of purchase price or redemption proceeds,
 whichever is lower)

                                            EXPENSES BASED ON
                                            FISCAL YEAR ENDED      PRO FORMA
                                            OCTOBER 31, 1996       EXPENSES
                                            ------------------  ---------------
                                            CLASS A   CLASS B   CLASS A CLASS B
                                             SHARES    SHARES   SHARES  SHARES
                                            --------  --------  ------- -------
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees............................     0.54%     0.54%  0.63%   0.63%
12b-1 Fees.................................     0.21%     1.00%  0.25%   1.00%
Other Expenses.............................     0.33%     0.44%  0.33%   0.44%
                                             --------  --------  -----   -----
Total Fund Operating Expenses..............     1.08%     1.98%  1.21%   2.07%

 Sales charge waivers are available for Class A and Class B shares and reduced sales charge purchase plans are available for Class A shares. Class A shares purchased without an initial sales charge may be subject to a contingent de-ferred sale charge up to 1% if redeemed within two years of purchase. The 5% Class B contingent deferred charge declines to 0% after six years. Management fees were reduced from .63% to .54% and Class A 12b-1 fees totaled .21%, dur-ing the fiscal year ended October 31, 1996. The pro forma management fees 12b-1 fees and total operating expenses shown above assume that the Expense Reim-bursement Obligation had been eliminated and the proposed Class A Distribution Plan had been adopted at the beginning of the fiscal year ended October 31, 1996.

 The following expenses are those that a shareholder would pay assuming a $1,000 investment, a 5% annual rate of return and that the Fund's expenses re-main at the levels shown in the above table. The 5% figure is mandated by the Securities and Exchange Commission for comparative purposes. The example is not meant to state actual or expected expenses or rates of return, which may be greater or less than shown.


                                             EXPENSES BASED ON
                                             FISCAL YEAR ENDED        PRO FORMA
                                             OCTOBER 31, 1996         EXPENSES
                                             -------------------   ---------------
                                             CLASS A    CLASS B    CLASS A CLASS B
                                              SHARES     SHARES    SHARES  SHARES
                                             --------   --------   ------- -------
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
EXPENSES ASSUMING REDEMPTION AT THE END OF
 EACH PERIOD:
  1 Year...................................   $     68   $     60   $ 69    $ 61
  3 Years..................................   $     90   $     92   $ 94    $ 95
  5 Years..................................   $    114   $    117   $121    $121
 10 Years..................................   $    182   $    207   $196    $217
EXPENSES ASSUMING NO REDEMPTION:
  1 Year...................................   $     68   $     20   $ 69    $ 21
  3 Years..................................   $     90   $     62   $ 94    $ 65
  5 Years..................................   $    114   $    107   $121    $111
 10 Years..................................   $    182   $    206   $196    $217

--------
Class B shares convert to Class A shares after eight years, and because of that, years nine and ten reflect Class A expenses. Redemption at the end of a full year results in the imposition of the following year's contingent de-ferred sales charge. Because of the on-going nature of 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers, Inc.

 COMPOSITE INCOME FUND, INC. The purpose of the following table is to show ex-penses that a Composite Income Fund, Inc. shareholder would bear directly or indirectly. Operating expenses are based on those experienced during the fis-cal year ended December 31, 1996.

                                                                CLASS A CLASS B
                                                                SHARES  SHARES
                                                                ------- -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases......................  5.75%    None
 (as a percentage of offering price)
Maximum Contingent Deferred Sales Charge.......................   None   5.00%
 (as a percentage of purchase price or redemption proceeds,
 whichever is lower)

                                            EXPENSES BASED ON
                                            FISCAL YEAR ENDED      PRO FORMA
                                            DECEMBER 31, 1996      EXPENSES
                                            ------------------  ---------------
                                            CLASS A   CLASS B   CLASS A CLASS B
                                             SHARES    SHARES   SHARES  SHARES
                                            --------  --------  ------- -------
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees............................     0.63%     0.63%  0.63%   0.63%
12b-1 Fees.................................     0.17%     1.00%  0.25%   1.00%
Other Expenses.............................     0.25%     0.25%  0.25%   0.25%
                                             --------  --------  -----   -----
Total Fund Operating Expenses..............     1.05%     1.88%  1.13%   1.88%

 Sales charge waivers are available for Class A and Class B shares and reduced sales charge purchase plans are available for Class A shares. Class A shares purchased without an initial sales charge may be subject to a contingent de-ferred sale charge up to 1% if redeemed within two years of purchase. The 5% Class B contingent deferred charge declines to 0% after six years. Class A 12b-1 fees totaled .17% during the fiscal year ended December 31, 1996. The pro forma Class A 12b-1 fees and total operating expenses shown above assume that the proposed Class A Distribution Plan had been adopted at the beginning of the fiscal year ended December 31, 1996.

 The following expenses are those that a shareholder would pay assuming a $1,000 investment, a 5% annual rate of return and that the Fund's expenses re-main at the levels shown in the above table. The 5% figure is mandated by the Securities and Exchange Commission for comparative purposes. The example is not meant to state actual or expected expenses or rates of return, which may be greater or less than shown.

                                             EXPENSES BASED ON
                                             FISCAL YEAR ENDED        PRO FORMA
                                             DECEMBER 31, 1996        EXPENSES
                                             -------------------   ---------------
                                             CLASS A    CLASS B    CLASS A CLASS B
                                              SHARES     SHARES    SHARES  SHARES
                                             --------   --------   ------- -------
EXPENSES ASSUMING REDEMPTION AT THE END OF
 EACH PERIOD:
 1 Year....................................   $     68   $     59   $ 68    $ 59
 3 Years...................................   $     89   $     89   $ 91    $ 89
 5 Years...................................   $    113   $    112   $117    $112
 10 Years..................................   $    178   $    200   $187    $200
EXPENSES ASSUMING NO REDEMPTION:
 1 Year....................................   $     68   $     19   $ 68    $ 19
 3 Years...................................   $     89   $     59   $ 91    $ 59
 5 Years...................................   $    113   $    102   $117    $102
 10 Years..................................   $    178   $    200   $187    $200

--------
Class B shares convert to Class A shares after eight years, and because of that, years nine and ten reflect Class A expenses. Redemption at the end of a full year results in the imposition of the following year's contingent de-ferred sales charge. Because of the on-going nature of 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers, Inc.

 COMPOSITE U.S. GOVERNMENT SECURITIES, INC. The purpose of the following table is to show expenses that a Composite U.S. Government Securities, Inc. share-holder would bear directly or indirectly. Operating expenses are based on those experienced during the fiscal year ended December 31, 1996.

                                                                CLASS A CLASS B
                                                                SHARES  SHARES
                                                                ------- -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases......................  5.75%    None
 (as a percentage of offering price)
Maximum Contingent Deferred Sales Charge.......................   None   5.00%
 (as a percentage of purchase price or redemption proceeds,
 whichever is lower)

                                            EXPENSES BASED ON
                                            FISCAL YEAR ENDED      PRO FORMA
                                            DECEMBER 31, 1996      EXPENSES
                                            ------------------  ---------------
                                            CLASS A   CLASS B   CLASS A CLASS B
                                             SHARES    SHARES   SHARES  SHARES
                                            --------  --------  ------- -------
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees............................     0.63%     0.63%  0.63%   0.63%
12b-1 Fees.................................     0.16%     1.00%  0.25%   1.00%
Other Expenses.............................     0.20%     0.22%  0.20%   0.22%
                                             --------  --------  -----   -----
Total Fund Operating Expenses..............     0.99%     1.85%  1.08%   1.85%

 Sales charge waivers are available for Class A and Class B shares and reduced sales charge purchase plans are available for Class A shares. Class A shares purchased without an initial sales charge may be subject to a contingent de-ferred sale charge up to 1% if redeemed within two years of purchase. The 5% Class B contingent deferred charge declines to 0% after six years. Class A 12b-1 fees totaled .16% during the fiscal year ended December 31, 1996. The pro forma Class A 12b-1 fees and total operating expenses shown above assume that the proposed Class A Distribution Plan had been adopted at the beginning of the fiscal year ended December 31, 1996.

 The following expenses are those that a shareholder would pay assuming a $1,000 investment, a 5% annual rate of return and that the Fund's expenses re-main at the levels shown in the above table. The 5% figure is mandated by the Securities and Exchange Commission for comparative purposes. The example is not meant to state actual or expected expenses or rates of return, which may be greater or less than shown.

                                             EXPENSES BASED ON
                                             FISCAL YEAR ENDED        PRO FORMA
                                             DECEMBER 31, 1996        EXPENSES
                                             -------------------   ---------------
                                             CLASS A    CLASS B    CLASS A CLASS B
                                              SHARES     SHARES    SHARES  SHARES
                                             --------   --------   ------- -------
EXPENSES ASSUMING REDEMPTION AT THE END OF
 EACH PERIOD:
  1 Year...................................   $     67   $     59   $ 68    $ 59
  3 Years..................................   $     87   $     88   $ 90    $ 88
  5 Years..................................   $    109   $    111   $114    $111
 10 Years..................................   $    172   $    197   $182    $197
EXPENSES ASSUMING NO REDEMPTION:
  1 Year...................................   $     67   $     19   $ 68    $ 19
  3 Years..................................   $     87   $     58   $ 90    $ 58
  5 Years..................................   $    109   $    101   $114    $101
 10 Years..................................   $    172   $    197   $182    $197

--------
Class B shares convert to Class A shares after eight years, and because of that, years nine and ten reflect Class A expenses. Redemption at the end of a full year results in the imposition of the following year's contingent de-ferred sales charge. Because of the on-going nature of 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers, Inc.

 COMPOSITE TAX-EXEMPT BOND FUND, INC. The purpose of the following table is to show expenses that a Composite Tax-Exempt Bond Fund, Inc. shareholder would bear directly or indirectly. Operating expenses are based on those experienced during the fiscal year ended December 31, 1996.

                                                                CLASS A CLASS B
                                                                SHARES  SHARES
                                                                ------- -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases......................  5.75%    None
 (as a percentage of offering price)
Maximum Contingent Deferred Sales Charge.......................   None   5.00%
 (as a percentage of purchase price or redemption proceeds,
 whichever is lower)

                                            EXPENSES BASED ON
                                            FISCAL YEAR ENDED      PRO FORMA
                                            DECEMBER 31, 1996      EXPENSES
                                            ------------------  ---------------
                                            CLASS A   CLASS B   CLASS A CLASS B
                                             SHARES    SHARES   SHARES  SHARES
                                            --------  --------  ------- -------
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees............................     0.50%     0.50%  0.50%   0.50%
12b-1 Fees.................................     0.17%     1.00%  0.25%   1.00%
Other Expenses.............................     0.10%     0.14%  0.10%   0.14%
                                             --------  --------  -----   -----
Total Fund Operating Expenses..............     0.77%     1.64%  0.85%   1.64%

 Sales charge waivers are available for Class A and Class B shares and reduced sales charge purchase plans are available for Class A shares. Class A shares purchased without an initial sales charge may be subject to a contingent de-ferred sale charge up to 1% if redeemed within two years of purchase. The 5% Class B contingent deferred charge declines to 0% after six years. Class A 12b-1 fees totaled .17% during the fiscal year ended December 31, 1996. The pro forma Class A 12b-1 fees and total operating expenses shown above assume that the proposed Class A Distribution Plan had been adopted at the beginning of the fiscal year ended December 31, 1996.

 The following expenses are those that a shareholder would pay assuming a $1,000 investment, a 5% annual rate of return and that the Fund's expenses re-main at the levels shown in the above table. The 5% figure is mandated by the Securities and Exchange Commission for comparative purposes. The example is not meant to state actual or expected expenses or rates of return, which may be greater or less than shown.

                                             EXPENSES BASED ON
                                             FISCAL YEAR ENDED        PRO FORMA
                                             DECEMBER 31, 1996        EXPENSES
                                             -------------------   ---------------
                                             CLASS A    CLASS B    CLASS A CLASS B
                                              SHARES     SHARES    SHARES  SHARES
                                             --------   --------   ------- -------
EXPENSES ASSUMING REDEMPTION AT THE END OF
 EACH PERIOD:
  1 Year...................................   $     65   $     57   $ 66    $ 57
  3 Years..................................   $     81   $     82   $ 83    $ 82
  5 Years..................................   $     98   $    110   $102    $110
 10 Years..................................   $    147   $    173   $156    $173
EXPENSES ASSUMING NO REDEMPTION:
  1 Year...................................   $     65   $     17   $ 66    $ 17
  3 Years..................................   $     81   $     52   $ 83    $ 52
  5 Years..................................   $     98   $     90   $102    $ 90
 10 Years..................................   $    147   $    173   $156    $173

--------
Class B shares convert to Class A shares after eight years, and because of that, years nine and ten reflect Class A expenses. Redemption at the end of a full year results in the imposition of the following year's contingent de-ferred sales charge. Because of the on-going nature of 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers, Inc.

AUTHORIZATION OF INVESTMENT MANAGEMENT AGREEMENT FOR EACH NEW FUND

 Upon the completion of each Fund's Reorganization, the Existing Management Agreement for each Fund will terminate. Accordingly, it is also proposed, as part of this Proposal, that the shareholders of each Fund authorize the Fund, as the sole holder of the outstanding shares of the corresponding New Fund im-mediately prior to the Fund's Reorganization, to approve a new Investment Man-agement Agreement for the New Fund with the Manager (a "New Management Agree-ment"). Each new Management Agreement is identical in substance to the Amended Management Agreement, except for various changes reflecting the new Massachu-setts business trust structure, such as (i) new provisions placing the Manager on notice of certain limitations of liability set forth in the Trust's Decla-ration of Trust and having the Manager agree that obligations of the Trust un-der the New Management Agreement for a New Fund is limited to the New Fund's assets and (ii) a change in governing law from Washington to Massachusetts.

 The management fee as a percentage of net assets payable by all of the New Funds will be the same under the New Management Agreements as under the Exist-ing Management Agreements. The New Management Agreements will contain the same elimination of the Expense Reimbursement Obligation and other differences from the Existing Management Agreement as the Amended Management Agreements.

 The foregoing discussion of the New Management Agreements, as well as the Amended Management Agreements (which differ from the New Management Agreements only in the respects described above), is qualified in its entirety by the full text of the New Management Agreements, the form of which is attached as Appendix C to this Proxy Statement.

 In evaluating the Amended Management Agreements and New Management Agreements (in particular, the elimination of the Expense Reimbursement Obligation in the case of the Reimbursed Funds), the Board of Directors of each Fund concluded that the limitation on the management fee caused by the Expense Reimbursement Obligation was no longer in the best interests of the shareholders. The Direc-tors received information indicating that only the management fee for the Com-posite Northwest Fund currently is affected by the Expense Reimbursement Obli-gation; they further were advised that state expense limitations no longer were in effect. The management fees paid by the Composite Northwest Fund would be below industry standards (if the Expense Reimbursement Obligation were to have any effect), considering the nature and quality of the services provided by the Manager. The Directors concluded that the management fee for each Fund should be as stated, without limitations.

 Therefore, the Board of Directors of each Fund, including all Directors who are not "interested persons" of the Fund, the Manager or the Distributor within the meaning of the 1940 Act, approved the Amended Management Agreement and the authorization of the New Management Agreement relating to the Fund and recommended shareholder approval of this Proposal.

THE MANAGER

 The Manager is registered under the Investment Advisors Act of 1940, as amended (the "Advisors Act") and has been in the investment management busi-ness since 1944. The Manager is a subsidiary of Washington Mutual, Inc. The principal address of Washington Mutual, Inc. is 1201 Third Avenue, Seattle, Washington 98101.

 The following information is provided for each Director and the principal ex-ecutive officer of the Manager.

DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF THE MANAGER

         NAME AND POSITION
         WITH THE MANAGER                ADDRESS          PRINCIPAL OCCUPATION
         -----------------               -------          --------------------
William G. Papesh.................. 1201 Third Avenue Director and President,
 Director and President             Seattle, WA 98101  Composite Research &
                                                       Management Co.; Director
                                                       and President, Murphey
                                                       Favre Securities Services,
                                                       Inc.; Director and
                                                       President, Composite Funds
                                                       Distributor, Inc.

Kerry K. Killinger................. 1201 Third Avenue Chairman, President, Chief
 Director                           Seattle, WA 98101  Executive Officer and
                                                       Director, Washington
                                                       Mutual Inc.

Monte D. Calvin.................... 1201 Third Avenue First Vice President and
 Director and Treasurer             Seattle, WA 98101  Director, Murphey Favre
                                                       Securities Services, Inc.;
                                                       Director and Treasurer,
                                                       Composite Research and
                                                       Management Co.; Director,
                                                       Composite Funds
                                                       Distributor, Inc.

Craig S. Davis..................... 1201 Third Avenue Executive Vice President,
 Director                           Seattle, WA 98101  Washington Mutual Inc.;
                                                       Director, Composite
                                                       Research & Management Co.;
                                                       Director, Murphey Favre
                                                       Securities Services, Inc.;
                                                       Director, Composite Funds
                                                       Distributor, Inc.;
                                                       Director, WM Financial
                                                       Services, Inc.

J. Pamela Dawson................... 1201 Third Avenue Director and President, WM
 Director                           Seattle, WA 98101  Financial Services, Inc.;
                                                       Director, Composite
                                                       Research & Management Co.;
                                                       Director, Murphey Favre
                                                       Securities Services, Inc.;
                                                       Director, Composite Funds
                                                       Distributor, Inc.

FEES PAID

 For the Fund's most recently completed fiscal year, each Fund paid management fees to the Manager, shareholder services fees to Murphey Favre Securities Services, Inc. (the "Transfer Agent"), and distribution fees to the Distribu-tor as follows:

                                          MANAGEMENT  SHAREHOLDER  DISTRIBUTION
       FUND                                  FEES    SERVICES FEES     FEES
       ----                               ---------- ------------- ------------
Composite Bond & Stock Fund, Inc.*......  $1,555,733   $222,913      $542,967
Composite Growth & Income Fund*.........   1,065,507    193,784       416,801
Composite Northwest Fund, Inc.*.........   1,123,204    320,799       467,248
Composite Income Fund, Inc.**...........     599,008    314,258       191,468
Composite U.S. Government Securities,
 Inc.**.................................     984,485    146,145       244,944
Composite Tax-Exempt Bond Fund, Inc.**..   1,065,379    102,716       355,973
Composite Cash Management Company--Money
 Market Portfolio**.....................     916,867    411,078        21,990
Composite Cash Management Company--Tax-
 Exempt Portfolio**.....................     139,482     26,736            16

*  Fiscal year ended December 31, 1996
** Fiscal year ended October 31, 1996

REQUIRED VOTE

 Approval of this Proposal for each Fund requires the affirmative vote of the lesser of (i) 67% or more of the Fund's outstanding shares present or repre-sented by proxy at the Meeting, if the holders of more than 50% of the out-standing shares of the Fund are present or represented by proxy at the Meeting, or (ii) more than 50% of the Fund's outstanding shares.

 THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THIS PROPOSAL.

PROPOSAL 4:

DISTRIBUTION PLAN

 At the Meeting, it is proposed that the shareholders of each Fund approve an amended Distribution Plan of the Fund for its Class A shares to change the Class A Distribution Plan from a "reimbursement" type plan to a "compensation" type plan. The Class A and Class B shareholders of each Fund will vote sepa-rately on this Proposal.

 At meetings held on July 22, 1997 and September 23, 1997, the Board of Direc-tors of each Fund, including all of the directors who are not "interested per-sons" of the Fund, the Manager or the Distributor within the meaning of the 1940 Act, approved the Fund's amended Class A Distribution Plan ("Amended Class A Plan") and recommended shareholder approval. In addition, at the same meeting, the same persons who comprise the Board of Directors of each Fund, acting in their capacity as the initial Board of Trustees of the Trust, in-cluding all of the Trustees who are not "interested persons" of the New Fund, the Manager or the Distributor within the meaning of the 1940 Act, approved the New Fund's Class A Distribution Plan.

ADOPTION OF EXISTING PLAN

 The existing Class A Distribution Plan (the "Existing Class A Plan") of the Funds was originally adopted on or about January 11, 1983, pursuant to Rule 12b-1 of the 1940 Act. Shareholders have not been previously asked to approve any amendments to the Class A Distribution Plan.

AMENDED CLASS A DISTRIBUTION PLAN

 Under the Amended Class A Plan, each Fund would be authorized to pay the Dis-tributor as compensation for its distribution services a fee at an annual rate of up to (i) in the case of Composite Cash Management Company--Money Market Portfolio and Composite Cash Management Company--Tax-Exempt Portfolio, .15% of the Fund's average daily net assets attributable to Class A shares and (ii) in the case of the other Funds, .25% of the Fund's average daily net assets at-tributable to Class A shares, regardless of the Distributor's expenses. These distribution services of the Distributor include payments to registered repre-sentatives of the Distributor and dealers for distribution of the Class A shares, processing and shareholder information services, and costs incurred for marketing and promotional activities. Because the Distributor's fee is not tied directly to its expenses, the amount of compensation may be more or less than its actual expenses. For this reason, the Amended Class A Plan will be characterized as a "compensation" type plan. The Fund is not liable for any expenses incurred by the Distributor in excess of the compensation it re-ceives. The actual rate of distribution fee paid under the Amended Class A Plan, however, is subject to further authorization by the Board of Directors. In connection with the approval of the Amended Class A Plan, the Board of Di-rectors currently has authorized payment of the distribution fee at an actual annual rate of (i) in the case of Composite Cash Management Company--Money Market Portfolio and Composite Cash Management Company--Tax-Exempt Portfolio, 0% of the average daily net assets attributable to Class A shares and (ii) in the case of the other Funds, .25% of the Fund's average daily net assets at-tributable to Class A shares. The actual rate from time to time authorized by the Board of Directors may be changed without shareholder approval, provided that the changed rate does not exceed the maximum rate authorized under the Amended Class A Plan.

 The major difference between the Amended Class A Plan and the Existing Class A Plan is the type of plan. Unlike the Amended Class A Plan, the Existing Class A Plan is a "reimbursement" type plan. Under the Existing Class A Plan, each Fund is authorized to reimburse the Distributor (subject to Board of Di-rector approval) for direct costs of marketing, selling and distributing Class A shares. These costs include service fees, sales literature and prospectuses (other than those provided to current shareholders), and other costs of sales and marketing, including state business and occupation tax assessed on the re-imbursements. For all Funds except Composite Cash Management Company--Money Market Portfolio, costs also include compensation to registered representa-tives. In addition, the Distributor pays authorized dealers service fees in consideration for account maintenance and other shareholder services. The fees are equal to an annual rate of .25% of the average daily value of shares in the accounts of the dealer or its customers. For Composite Cash Management Company--Money Market Portfolio, there are no service fees paid to dealers for Class A shares. The reimbursements are authorized at an annual rate of up to
(i) in
the case of Composite Cash Management Company--Money Market Portfolio and Com-posite Cash Management Company--Tax-Exempt Portfolio, .15% of the Fund's aver-age daily net assets attributable to Class A shares and (ii) in the case of the other Funds, .25% of the Fund's average daily net assets attributable to Class A shares. Unreimbursed expenses which have not been accrued in the cur-rent fiscal year may not be recovered in future periods. The actual rate of reimbursement payments under the Existing Class A Plan, however, are subject to further authorization by the Board of Directors. In connection with the Ex-isting Class A Plan, the Board of Directors authorized reimbursement at an ac-tual annual rate of (i) in the case of Composite Cash Management Company-- Money Market Portfolio, .07% of the Fund's average daily net assets attribut-able to Class A shares, (ii) in the case of Composite Cash Management Compa-ny--Tax-Exempt Portfolio, 0% of the Fund's average daily net assets attribut-able to Class A shares, (iii) in the case of Composite Income Fund, Inc., Com-posite U.S. Government Securities, Inc. and Composite Tax-Exempt Bond Fund, Inc., .20% of the Fund's average daily net assets attributable to Class A shares and (iv) in the case of the other Funds, .25% of the Fund's average daily net assets attributable to Class A shares. This actual rate authorized by the Board of Directors may be changed without shareholder approval, pro-vided that the changed rate does not exceed the maximum rate authorized under the Existing Class A Plan.

 The maximum rate for each Fund authorized under the Amended Class A Plan will be the same maximum rate for the Fund authorized under the Existing Class A Plan. The aggregate distribution fees paid under the Amended Class A Plan, however, may be higher in the future because the Existing Class A Plan permits reimbursement payments to be made only to the extent of the Distributor's ac-tual expenses up to the maximum authorized rate, while the Amended Class A Plan permits the distribution fee to be paid at the maximum authorized rate regardless of the Distributor's actual expenses. The following table shows, for each Fund's most recently ended fiscal year, (i) the actual aggregate amount of such reimbursement payments under the Existing Class A Plan, (ii) the actual aggregate amount of reimbursement payments as a percentage of the Fund's average daily net assets attributable to Class A shares, (iii) the ag-gregate amount of distribution fees that would have been paid under the Amended Class A Plan had it been in effect throughout such fiscal year, and
(iv) the aggregate amount of such distribution fees that would have been paid as a percentage of the Fund's average net assets attributable to Class A shares:

                                                     ACTUAL                       DISTRIBUTION FEE
                                                 REIMBURSEMENT                      HAD AMENDED
                                                 PAYMENT UNDER     DISTRIBUTION     CLASS A PLAN
                                ACTUAL          EXISTING CLASS A       FEE       BEEN IN EFFECT AS
                             REIMBURSEMENT     PLAN AS PERCENTAGE  HAD AMENDED     PERCENTAGE OF
                             PAYMENT UNDER     OF FUND'S CLASS A   CLASS A PLAN    FUND'S CLASS A
                         EXISTING CLASS A PLAN AVERAGE NET ASSETS BEEN IN EFFECT AVERAGE NET ASSETS
                         --------------------- ------------------ -------------- ------------------
Composite Bond & Stock
 Fund, Inc.*............       $394,279               .17%           $586,725           .25%
Composite Growth & In-
 come Fund*.............        265,579               .17%            388,273           .25%
Composite Northwest
 Fund, Inc.*............        360,642               .21%            423,289           .25%
Composite Income Fund,
 Inc.**.................        133,640               .15%            225,743           .25%
Composite U.S. Govern-
 ment Securities,
 Inc.**.................        315,034               .15%            532,152           .25%
Composite Tax-Exempt
 Bond Fund, Inc.**......        143,139               .14%            253,793           .25%
Composite Cash Manage-
 ment Company--Money
 Market Portfolio**.....         20,720               .01%            310,800***        .15%***
Composite Cash Manage-
 ment Company--Tax-Ex-
 empt Portfolio**.......              0                .0%             47,225***        .15%***

--------
*   Fiscal year ended December 31, 1996
**  Fiscal year ended October 31, 1996
*** Reflects full .15% distribution fee rate authorized by shareholders, but as previously noted the Directors have currently authorized a 0% distribu-tion fee rate.

 For additional comparative fee information, see Proposal 3 - "Pro Forma Com-parative Fee Tables."

 In addition to the change from a "reimbursement" type plan to a "compensa-tion" type plan, the Amended Class A Plan has been restated in a separate doc-ument rather than as a section of the Distribution Contract. Aside from this change in the type of plan and this difference in form, however, the material provisions of the Amended Class A Plan are identical to the material provi-sions of the Existing Class A Plan.

ADDITIONAL INFORMATION REGARDING THE DISTRIBUTION PLAN

 The Distribution Plan requires that the Board of Directors receive and re-view, at least quarterly, a written report of amounts expended under the Dis-tribution Plan and the purposes for which such expenditures were made.

 If approved, the Distribution Plan, unless terminated as described below, will continue in effect for two years and from year to year thereafter so long as such continuance is specifically approved, at least annually, by the Fund's Board of Directors (or the Trust's Board of Trustees) and its Directors (or Trustees) who are not "interested persons" of the Funds, the Manager or the Distributor within the meaning of the 1940 Act, by vote cast in person at a meeting called for that purpose. The Distribution Plan may be terminated at any time by a vote of a majority of the Directors (or Trustees) who are not "interested persons" or by a vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding Class A shares. The Distribution Plan may not be amended to increase materially the amount of payments to be made without the approval of the Class A shareholders. In addition, Class B shareholders will be entitled to vote on any amendment to the Class A Plan that would materially increase the fees paid under that Plan as the Class B shareholder have the right to convert their shares into Class A Shares, pursu-ant to the provisions of the Class B Plan.

 The foregoing discussion of the Class A Distribution Plan is qualified in its entirety by the full text of the form of Distribution Plan (which is in the form for the New Fund) attached as Appendix D to this Proxy Statement.

BOARD APPROVAL

 The Board of Directors has determined that it would be in the best interests of each Fund and the Class A shareholders of each Fund to change the Distribu-tion Plan for its Class A shares from a "reimbursement-type" plan to a "com-pensation-type" plan. In making this recommendation, the Directors considered expert commentary indicating that approximately 75% of mutual funds with a Distribution Plan authorized by Rule 12b-1 have a "compensation-type" plan. The Distribution Committee of the Board of Directors of each Fund, including all of the Directors who are not "interested persons" within the meaning of the 1940 Act, concluded that it was very important that the distribution of the Class A shares of the Funds not be subject to any competitive disadvantage and that the Distributor needed to be able to estimate more specifically the amounts that would be available for distribution expenses. A "compensation-type" plan would provide the Distributor with better information. Management presented information to the Board of Directors indicating that the Existing Class A Distribution Plan did not correspond to the present standards of the industry as it was a "reimbursement-type" plan. The Directors also concluded that it was in the best interest of the shareholders of Composite Income Fund, Inc., Composite U.S. Government Securities, Inc., and Composite Tax-Exempt Bond Fund, Inc. to increase the authorized fee to .25% of the average daily net assets attributable to Class A shares from .20% of such assets. The Class A shareholders of each of those Funds previously had authorized a maximum dis-tribution fee of .25% of the average daily net assets attributable to Class A shares.

 The Board of Directors of each Fund also considered the possible adverse ef-fects of this change on the Fund's expense ratio and concluded that these ef-fects were relatively small. The Board of Directors of each Fund also took into account the fact that the change in the type of Class A Distribution Plan could possibly benefit the Manager indirectly through larger management fees (which are based on the Fund's average daily net assets), but only if the change requested for the Distribution Plan accomplished the goal of increasing the size of the Fund.

 The Board of Directors of each Fund ultimately determined, in the exercise of their business judgment and in light of their fiduciary duties under state law and the 1940 Act, that there is a reasonable likelihood that continuation of the Class A Distribution Plan as amended will continue to benefit the Fund and its shareholders.

REQUIRED VOTE

 Approval of this Proposal for the Class A Distribution Plan of each Fund by the Class A and Class B shareholders requires the affirmative vote of the lesser of (i) 67% or more of the Fund's outstanding Class A and Class B shares, respectively, present or represented by proxy at the Meeting, if the holders of more than 50% of the Fund's outstanding Class A and Class B shares, respectively, are present or represented by proxy at the Meeting, or (ii) more than 50% of the

Meeting, or (ii) more than 50% of the Fund's outstanding Class A and Class B shares, with Class A and Class B shares voting separately by classes.

 THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT THE CLASS A AND CLASS B SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THIS PROPOSAL.
-------------------------------------------------------------------------------

PROPOSAL 5:

FUNDAMENTAL INVESTMENT RESTRICTIONS

 At the Meeting, it is proposed that the shareholders of each Fund approve certain amendments to its existing fundamental investment restrictions. A shareholder may vote in favor of or against each proposed amendment to the fundamental investment restrictions relating to the relevant Fund described below.

 The amendment of the fundamental investment restrictions will not affect a Fund's fundamental investment objectives and policies or its other fundamental investment restrictions.

 At a meeting held on September 23, 1997, the Board of Directors of each Fund, including all of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act), approved the amendments discussed below and rec-ommended that the shareholders of each Fund approve each portion of this Pro-posal. In arriving at its decision, the Board of Directors of each Fund con-sidered the recommendation of the Manager to adopt these amendments. In addi-tion to specific reasons mentioned below for certain amendments, these amend-ments will give the Manager new or greater flexibility to make certain types of investments the Manager believes may present attractive investment opportu-nities.

ALL FUNDS

 PROPOSAL 5(a)--RULE 144A SECURITIES. Each of the Funds is currently subject to the following fundamental investment restriction:

  The Fund may not . . .

  invest in securities restricted under federal securities laws.(1)

 It is proposed that this fundamental investment restriction be amended to permit each Fund to invest in restricted securities that are eligible for resale in accordance with the provisions of Rule 144A promulgated under the Securities Act of 1933, as amended.
--------
(1) Composite Cash Management Company--Money Market Portfolio and Composite
    Cash Management Company--Tax-Exempt Portfolio are subject to the following fundamental investment restrictions:

  The Fund may not . . .

  buy securities subject to restrictions on resale (except in connection with repurchase agreements).


 This policy then would state as follows:

  The Fund may not . . .

  buy securities restricted as to resale under federal securities laws (other than securities eligible for resale pursuant to Rule 144A under the Securi-ties Act of 1933, as amended).(2)

 Recent and ongoing developments in the securities markets have resulted in greater trading of restricted securities, making restricted securities, in many instances, more liquid than they once were considered to be. In recogni-tion of the increased size and liquidity of institutional markets for unregis-tered securities, the Securities and Exchange Commission (the "SEC") adopted Rule 144A, which is designed to facilitate efficient trading of certain unreg-istered securities among institutional investors. A significant market in Rule 144A securities has developed. In light of these developments, each Fund's ex-isting fundamental investment restriction with respect to restricted securi-ties (which precludes the Fund from participating in the significant market for 144A securities that has developed) could be overly broad and con-straining.

 The fact that a security is restricted may not necessarily adversely affect either the liquidity of such security or the ability of a Fund to determine its value. In adopting Rule 144A, the SEC specifically stated that restricted securities eligible for resale under Rule 144A may be treated as liquid by an investment company if its Directors determine that the securities are, in fact, liquid. If this amendment is approved by shareholders, the Directors of each Fund expect to
--------
(2) Composite Cash Management Company--Money Market Portfolio and Composite Cash Management Company--Tax-Exempt Portfolio would have the following re-striction:

  The Fund may not . . .

  buy securities subject to restriction on resale (other than securities eli-gible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, and except in connection with repurchase agreements).

delegate to the Manager the function of determining and monitoring the liquid-ity of Rule 144A securities. In accordance with current regulations, the Di-rectors, however, will retain general oversight and be ultimately responsible for such determination.

 Investing in Rule 144A securities could have the effect of increasing the level of illiquidity of the portfolio securities of a Fund, if and to the ex-tent that the institutional markets become less active. While such conditions are in effect, it could be more difficult to value the shares of a Fund and it could also be more difficult for a Fund to fulfill shareholder redemption or-ders on a timely basis. If a Fund were required to sell illiquid securities on short notice, it would generally be unable to obtain fair market value. If ap-proved by shareholders, this amendment would give the Manager the flexibility to invest only in Rule 144A securities; other restricted securities would not be a permitted investment.

 THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THIS PROPOSAL 5(a).

COMPOSITE INCOME FUND, INC.

  PROPOSAL 5(b)--FOREIGN CURRENCY. The Fund is currently subject to the fol-lowing fundamental investment restriction:

  The Fund may not . . .

  buy foreign securities not payable in U.S. dollars.

 The Directors recommend that this restriction be eliminated, which would per-mit the Fund to purchase securities denominated in currencies other than U.S. dollars and to receive interest, dividends and sale proceeds in currencies other than U.S. dollars. Elimination of the restriction would permit the Fund to engage in foreign currency exchange transactions for hedging purposes in connection with the purchase and sale of foreign securities or to protect against changes in the value of specific securities held by the Fund, to pur-chase and sell currencies on a spot (cash) basis, to enter into forward con-tracts to purchase or sell foreign currencies at a future date, and to buy and sell foreign currency future contracts and put and call options on foreign currency futures contracts and foreign currencies.

 PROPOSAL 5(c)--DOLLAR ROLLS. The Fund is currently subject to the following fundamental investment restriction:

  The Fund may not . . .

  borrow money for investment purposes, although it may borrow up to 5% of its total net assets for emergency, non-investment purposes.

 It is proposed that this restriction be amended to read as follows:

  The Fund may not . . .

  borrow money for investment purposes, although it may borrow up to 5% of its total net assets for emergency, non-investment purposes and may enter into transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially sim-ilar securities on a specified future date.

 A "Dollar Roll transaction" is a transaction in which the Fund sells securi-ties for delivery in the current month and simultaneously contracts to repur-chase substantially similar securities on a specified future date. The pro-ceeds of the initial sale of securities in the Dollar Roll transactions may be used to purchase long-term securities which are held during the roll period. During the roll period, the Fund forgoes principal and interest paid on the securities sold at the beginning of the roll period. The Fund receives the difference between the current sales price and the forward price for the fu-ture purchase, as well as the interest earned on the cash proceeds of the ini-tial sale. The Fund also could be compensated through the receipt of fee in-come.

 The Fund will be required to segregate with its custodian liquid assets at least equal in value to its obligation to repurchase securities in the Dollar Roll transaction. Segregating securities rather than cash may have the effect of leveraging, i.e. increasing the market exposure and potential volatility of the Fund. The obligation to repurchase the securities on a specified future date (which may include or be considered to be a forward commitment) involves the risk that the market value of the securities that the Fund is obligated to repurchase may decline below the repurchase price. In the event the other party to a Dollar Roll transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the Fund's use of the proceeds of the transaction may be delayed, impaired or restricted pending a determination by the other party, its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. There also is the risk that the return earned by the Fund with the proceeds of the Dollar Roll transaction may not exceed its transaction costs.

 Before the Fund's first investment in a Dollar Roll transaction, it is ex-pected that the Board of Directors will require the Manager to present a pro-posal describing the factors supporting such an investment, the average per-cent of assets to be invested from time to time, and the risks to be incurred. The Directors will evaluate the proposal before authorizing the Manager to be-gin the use of Dollar Roll transactions. This initial process for review and evaluation by the Directors will be considered non-fundamental and it may be changed without shareholder approval.

 PROPOSAL 5(d)--REITS. The Fund is currently subject to the following funda-mental investment restriction:

  The Fund may not . . .

  invest in real estate.

 It is proposed that this restriction be amended to read as follows:

  The Fund may not . . .

  invest in real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real es-tate, and/or securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

 Real estate investment trusts, known as "REITs," involve certain unique risks in addition to those risks associated with investing in the real estate indus-try in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversi-fied, are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

 Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

 The Manager currently expects that, if the proposal is approved, the Fund's investments in securities issued by REITs will not exceed 10% of its total as-sets, although this expectation is not fundamental and may be changed without shareholder approval.

 PROPOSAL 5(e)--INTEREST RATE FUTURES. The Fund is currently subject to the following fundamental investment restriction:

  The Fund may not . . .

  invest in commodities.

 It is proposed that this restriction be amended to read as follows:

  The Fund may not . .

  invest in commodities (except that the Fund may purchase and sell interest rate futures and options).

 Interest Rate Futures are entered into as a hedge against the effects of changes in the value of the portfolio securities due to changes in interest rates and market conditions without necessarily buying or selling these secu-rities. There can be no assurance that there will be a correlation between price movements in the underlying securities and price movements in the secu-rities which are the subject of the hedge. These transactions involve a risk that the interest rates could move in an unexpected manner resulting in a loss on the futures transaction.

 Before the Fund's first investment in Interest Rate Futures, it is expected that the Board of Directors will require the Manager to present a proposal de-scribing the factors supporting such an investment, the average percent of as-sets to be invested, and the risks to be incurred. The Directors will evaluate the proposal before authorizing the Manager to begin investing in Interest Rate Futures. This initial process for review and evaluation by the Directors will be considered non-fundamental and it may be changed without shareholder approval.

 The Directors are recommending that the fundamental investment restrictions for the Fund be broad-ened to permit the Fund to engage in Interest Rate Futures; this type of in-vestment would provide the Fund with a further means of seeking a high level of current income.

 THE BOARD OF DIRECTORS OF COMPOSITE INCOME FUND, INC. RECOMMENDS THAT SHARE-HOLDERS OF THE FUND VOTE FOR APPROVAL OF PROPOSALS 5(b), 5(c), 5(d), AND 5(e).

COMPOSITE U.S. GOVERNMENT SECURITIES, INC.

 PROPOSAL 5(f)--U.S. GOVERNMENT AGENCY SECURITIES. The existing fundamental investment policy of the Fund limits its investments to obligations issued by the U.S. Government, obligations secured by the full faith and credit of the U.S. Government or its instrumentalities, certificates of the Government Na-tional Mortgage Association (debt securities representing an undivided owner-ship interest in a pool of mortgages), and collateralized mortgage obligations and repurchase agreements secured by certificates or obligations issued by the foregoing.

 The Directors are recommending that the Fund's fundamental investment re-striction be broadened to permit investment in securities issued by agencies or instrumentalities of the U.S. Government whether or not payment of the principal and interest is supported by the full faith and credit of the U.S. Government. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and will not be able to as-sert a claim against the United States itself if the agency or instrumentality does not meet its commitment.

 If the proposal is adopted, the fundamental investment restriction would state as follows:

  The Fund may invest in . . .

  Obligations issued by the U.S. Government, its agencies or instrumentali-ties.

 PROPOSAL 5(g)--DOLLAR ROLLS. The Fund is currently subject to the following fundamental investment restriction:

  The Fund may not . . .

  borrow money for investment purposes, although it may borrow up to 5% of its total net assets for emergency, non-investment purposes.

 It is proposed that this restriction be amended to read as follows:

  The Fund may not . . .

  borrow money for investment purposes, although it may borrow up to 5% of its total net assets for emergency, non-investment purposes and may enter into transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially sim-ilar securities on a specified future date.

 A "Dollar Roll transaction" is a transaction in which the Fund sells securi-ties for delivery in the current month and simultaneously contracts to repur-chase substantially similar securities on a specified future date. The pro-ceeds of the initial sale of securities in the Dollar Roll transactions may be used to purchase long-term securities which are held during the roll period. During the roll period, the Fund forgoes principal and interest paid on the securities sold at the beginning of the roll period. The Fund receives the difference between the current sales price and the forward price for the fu-ture purchase, as well as the interest earned on the cash proceeds of the ini-tial sale. The Fund also could be compensated through the receipt of fee in-come.

 The Fund will be required to segregate with its custodian liquid assets at least equal in value to its obligation to repurchase securities in the Dollar Roll transaction. Segregating securities rather than cash may have the effect of leveraging, i.e. increasing the market exposure and potential volatility of the Fund. The obligation to repurchase the securities on a specified future date (which may include or be considered to be a forward commitment) involves the risk that the market value of the securities that the Fund is obligated to repurchase may decline below the repurchase price. In the event the other party to a Dollar Roll transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the Fund's use of the proceeds of the transaction may be delayed, impaired or restricted pending a determination by the other party, its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. There also is the risk that the return earned by the Fund with the proceeds of the Dollar Roll transaction may not exceed its transaction costs.

 Before the Fund's first investment in a Dollar Roll transaction, it is ex-pected that the Board of Directors will require the Manager to present a proposal describing the factors support-ing such an investment, the average percent of assets to be invested from time to time, and the risks to be incurred. The Directors will evaluate the pro-posal before authorizing the Manager to begin the use of Dollar Roll transac-tions. This initial process for review and evaluation by the Directors will be considered non-fundamental and it may be changed without shareholder approval.

 THE BOARD OF DIRECTORS OF COMPOSITE U.S. GOVERNMENT SECURITIES, INC. RECOM-MENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF PROPOSALS 5(f) AND 5(g).

COMPOSITE TAX-EXEMPT BOND FUND, INC.

 PROPOSAL 5(h)--INTEREST RATE FUTURES. The Fund is currently subject to the following fundamental investment restriction:

  The Fund may not . . .

  invest in real estate or commodities.

 It is proposed that this restriction be amended to read as follows:

  The Fund may not . . .

  invest in real estate or commodities (except that the Fund may purchase and sell interest rate futures and options).

 Interest Rate Futures are entered into as a hedge against the effects of changes in the value of the portfolio securities due to changes in interest rates and market conditions without necessarily buying or selling these secu-rities. There can be no assurance that there will be a correlation between price movements in the underlying securities and price movements in the secu-rities which are the subject of the hedge. These transactions involve a risk that the interest rates could move in an unexpected manner resulting in a loss on the futures transaction.

 Before the Fund's first investment in Interest Rate Futures, it is expected that the Board of Directors will require the Manager to present a proposal de-scribing the factors supporting such an investment, the average percent of as-sets to be invested, and the risks to be incurred. The Directors will evaluate the proposal before authorizing the Manager to begin investing in Interest Rate Futures. This initial process for review and evaluation by the Directors will be considered non-fundamental and it may be changed without shareholder approval.

 The Directors are recommending that the fundamental investment restrictions for the Fund be broadened to permit the Fund to invest in Interest Rate Futures; this type of investment would provide the Fund with a further means of seeking a high level of current income.

 THE BOARD OF DIRECTORS OF COMPOSITE TAX-EXEMPT BOND FUND, INC. RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF PROPOSAL 5(h).

COMPOSITE CASH MANAGEMENT COMPANY--MONEY MARKET PORTFOLIO(3)

 PROPOSAL 5(i)--ASSET-BACKED SECURITIES AND NON-FINANCIAL INSTITUTION SECURITIES. The Fund currently is subject to the following fundamental invest-ment restriction:

  The Fund may purchase only . . .

  short-term commercial notes issued directly by businesses and banking in-
  stitutions to finance short-term cash needs. . . .

 The Directors are proposing to broaden this policy in three respects: (i) to include "asset-backed securities" within the definition of commercial notes,
(ii) to permit investment in securities issued by governmental entities such as state and local governments and municipalities that issue taxable debt, and
(iii) to broaden the term "business" to include U.S. and foreign financial in-stitutions.

  (i) Asset-backed securities of the type available for investment by this Fund will represent an interest in a pool of assets consisting of commercial obligations such as motor vehicle installment purchase obligations, credit card receivables, and home equity loans. The Fund will purchase asset-backed securities only if the security or a comparable security of the
--------
 (3) The Fund's current fundamental investment restrictions limit its invest-ments to certain enumerated categories of securities, only two of which are proposed to be amended by the following Proposals. For more informa-tion, see the Prospectus and Statement of Additional Information for the Fund.

same issuer is: (a) rated by at least two nationally recognized statistical rating organizations (NRSRO) such as S&P or Moody's, in one of the two highest rating categories for short-term securities, (b) is rated in one of the two highest categories for short-term debt by the only NRSRO that has issued a rating, or (c) if not so rated, is determined by the Manager to be of compara-ble quality.

  (ii) The proposed amendment is intended to clarify that the definition of "business" in the fundamental investment policy for the Fund set forth above includes taxable securities issued by governmental entities, such as state and local governments and municipalities. The Manager has not invested previously in these types of securities and believes that there are opportunities from time to time in which investment in taxable securities issued by these govern-mental entities could help increase the Fund's yield. The Directors believe that it is in the best interests of the Fund's shareholders to clarify that the policy unambiguously permit investments by the Fund in state and local governments and municipalities which issue taxable debt. This broader policy would permit the Fund to invest in taxable securities issued by state and lo-cal governments and municipalities.

  (iii) The proposed amendment is intended to clarify that the definition of "business" in the fundamental investment policy for the Fund set forth above includes U.S. and foreign financial institutions. The Directors believe that it is in the best interests of shareholders that the policy unambiguously per-mit investments by the Fund in securities issued by U.S. and foreign financial institutions, including brokerage, finance and insurance companies.

 If the proposal is adopted, then the fundamental investment policy would be as follows:

  The Fund may purchase . . .

  short-term commercial notes (including asset-backed securities) issued di-rectly by U.S. and foreign businesses, banking institutions, financial in-stitutions (including brokerage, finance and insurance companies), and state and local governments and municipalities to finance short-term cash needs . . .

 The Directors, therefore, are recommending that asset-backed securities be included within the definition of "commercial notes" in the fundamental in-vestment restriction set forth above and that the term "business" in such re-striction be broadened to include those additional investment opportunities described in (ii) and (iii) above.

 PROPOSAL 5(j)--FOREIGN FINANCIAL INSTITUTIONS AND GOVERNMENTAL AGENCIES. The Fund currently has a fundamental investment restriction that states as fol-lows:

  The Fund may purchase only . . .

  obligations of U.S. and foreign banks with assets of more than $500 mil-lion . . .

 The Directors are proposing that the policy be broadened to permit investment in U.S. dollar denominated securities issued by foreign governments and agen-cies. Investment in securities issued by foreign governments, their agencies or instrumentalities or by supranational entities (such as The World Bank) may involve certain risks, including those resulting from future political or eco-nomic developments and the possible imposition of currency exchange blockages or other foreign laws or restrictions, and reduced availability of public in-formation concerning issuers.

 If this proposal is adopted, the fundamental investment restriction would state as follows:

  The Fund may purchase . . .

  obligations of U.S. and foreign banks with assets of more than $500 mil-lion, and securities issued by foreign governments, their agencies or in-strumentalities or by supranational entities.

 The Directors are recommending that the Fund's fundamental investment re-strictions be broadened as set forth above. If these new investment policies are adopted, there will not be any change in the Fund's policy not to invest more than 5% of its total assets in securities of a single issuer, except for the U.S. Government, its agencies or instrumentalities, or more than 25% of its total assets in securities of issuers in any single industry.

 THE BOARD OF DIRECTORS OF COMPOSITE CASH MANAGEMENT COMPANY--MONEY MARKET PORTFOLIO RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF PRO-POSALS 5(i) AND 5(j).

REQUIRED VOTE

 Approval of each proposed amendment of the foregoing fundamental investment restrictions requires the affirmative vote of the lesser of (i) 67% or more of the relevant Fund's outstanding shares present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the Meeting, or (ii) more than 50% of the Fund's outstanding shares.

 THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF EACH AMENDMENT DESCRIBED IN PROPOSAL 5.

ADDITIONAL INFORMATION

MANAGER AND DISTRIBUTOR

 The Funds are managed by the Manager and distributed by the Distributor. The Manager and the Distributor are subsidiaries of Washington Mutual, Inc. and are located at 1201 Third Avenue, Seattle, WA 98101. For additional informa-tion about the Manager and the Distributor, see Proposals 3, 4 and 5.

 Because the Manager, the Distributor and the Transfer Agent are subsidiaries of Washington Mutual Bank, those companies might be considered affiliates of Washington Mutual Bank as that term is used in the Banking Act of 1933, popu-larly known as the Glass-Steagall Act. In a Statement of Policy dated Septem-ber 1, 1982, the Board of Directors of the Federal Deposit Insurance Corpora-tion concluded that the Glass-Steagall Act does not prohibit insured non-mem-ber banks (which would include Washington Mutual Bank) from establishing an affiliate relationship with subsidiaries (which would include the Manager, the Distributor and the Transfer Agent) engaging in a broad range of securities activities. Legal counsel for Washington Mutual Bank and the Funds have ad-vised the Funds that the relationship between the companies and Washington Mu-tual Bank does not result in an adverse impact upon the normal investment ad-visor, distributor and transfer agent functions of those three companies. If changes in federal statutes, new or modified administrative rules, regulations or policies, or court decisions involving the Glass-Steagall Act should indi-cate that adverse consequences to the Funds may result from the relationship of the companies with Washington Mutual Bank, then Directors of the Funds would be obligated to consider termination of the Investment Management Agree-ments, the Distribution Contracts, and the Shareholders Service Contracts.

PORTFOLIO TRANSACTIONS

 In the most recently ended fiscal year of each Fund, the Fund paid no broker-age commissions to affiliated brokers.

SUBMISSION OF SHAREHOLDER PROPOSALS

 The Funds, as currently organized as Washington corporations, do not cur-rently intend to hold annual shareholder meetings and the Trust, as successor to the Funds if the Reorganizations are approved by shareholders and consum-mated, does not intend to hold annual shareholder meetings. Shareholders of a Fund wishing to submit proposals for inclusion in a proxy statement for any subsequent shareholder meeting should send their written proposal to the Fund or, after the Reorganizations, the Trust, at the address listed on the cover page of this Proxy Statement (Attention: Secretary).

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

      By Order of the Board of Directors

      John T. West
      Secretary

      November 7, 1997

                                  APPENDIX A

                     AGREEMENT AND PLAN OF REORGANIZATION
      Reorganizing as       Fund, a series of The Composite Funds

 This Agreement and Plan of Reorganization (this "Agreement") is made as of
   , 1997 by and between    , a Washington corporation [on behalf of its
series] (the "Fund"), and The Composite Funds, a Massachusetts business trust
(the "Trust"), on behalf of its    series (the "New Fund").

PLAN OF REORGANIZATION

 (a) The Fund will sell, assign, convey, transfer and deliver to the New Fund on the Exchange Date (as defined in Section 6) all of its properties and as-sets. In consideration therefor, the New Fund shall, on the Exchange Date, as-sume all of the liabilities of the Fund existing at the Valuation Time and de-liver to the Fund (i) a number of full and fractional Class A shares of bene-ficial interest of the New Fund (the "Class A Reorganization Shares") having an aggregate net asset value equal to the value of the assets of the Fund at-tributable to Class A shares of the Fund transferred to the New Fund on such date less the value of the liabilities of the Fund attributable to Class A shares of the Fund assumed by the New Fund on that date, (ii) a number of full and fractional Class B shares of beneficial interest of the New Fund (the "Class B Reorganization Shares") having an aggregate net asset value equal to the value of the assets of the Fund attributable to Class B shares of the Fund transferred to the New Fund on such date less the value of the liabilities of the Fund attributable to Class B shares of the Fund assumed by the New Fund on that date,

 The Class A Reorganization Shares and the Class B Reorganization Shares shall be referred to collectively as the "Reorganization Shares." It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

 (b) Upon consummation of the transactions described in paragraph (a) of this Agreement, the Fund shall distribute in complete liquidation to its Class A and Class B shareholders of record as of the Exchange Date the Class A and Class B Reorganization Shares, each shareholder being entitled to receive that proportion of such Class A and Class B Reorganization Shares which the number of Class A and Class B shares of beneficial interest of the Fund held by such shareholder bears to the number of Class A and Class B shares of the Fund out-standing on such date. Certificates representing the Reorganization Shares will not be issued. All issued and outstanding shares of the Fund will simul-taneously be canceled on the books of the Fund.

 (c) As promptly as practicable after the liquidation of the Fund as afore-said, the Fund shall be dissolved pursuant to the provisions of the Articles of Incorporation and By-Laws of the Fund, as amended, and applicable law, and its legal existence terminated. Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Ex-change Date and, if applicable, such later date on which the Fund is liquidat-ed.

AGREEMENT

 The New Fund and the Fund agree as follows:

 1. Representations, Warranties and Agreements of the New Fund. The New Fund represents and warrants to and agrees with the Fund that:

  a. The New Fund is a series of The Composite Funds, a Massachusetts business trust duly established and validly existing under the laws of The Common-wealth of Massachusetts, and has power to own all of its properties and as-sets and to carry out its obligations under this Agreement. The Composite Funds is qualified as a foreign association in every jurisdiction where re-quired, except to the extent that failure to so qualify would not have a ma-terial adverse effect on The Composite Funds. Each of The Composite Funds and the New Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

  b. On the Effective Date, the Composite Funds will be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

  c. [Reserved.]

  d. [Reserved.]

  e. There are no material legal, administrative or other proceedings pending or, to the knowledge of The Composite Funds or the New Fund, threatened against The Composite Funds or the New Fund, which assert liability on the part of The Composite Funds or the New Fund. The New Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

  f. The New Fund has no known liabilities of a material nature, contingent or otherwise.

  g. As of the Exchange Date, the New Fund will have filed all federal and other tax returns and reports which, to the knowledge of The Composite Fund's officers, are required to be filed by the New Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assess-ments received by the New Fund. All tax liabilities of the New Fund have been adequately provided for on its books, and no tax deficiency or liability of the New Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

  h. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the New Fund of the transac-tions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Ex-change Act of 1934, as amended (the "1934 Act"), the 1940 Act and state secu-rities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

  i. The definitive proxy statement of the Fund filed with the Securities and Exchange Commission pursuant to Rule 14a-6(b) under the 1934 Act and relating to the meeting of the Fund's shareholders referred to in Section 7(a) (to-gether with the documents incorporated therein by reference, the "Fund Proxy Statement"), on the date of such filing (i) complied in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regu-lations thereunder and (ii) did not contain any untrue statement of a mate-rial fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Section 7(a) and on the Exchange Date, the Fund Proxy Statement will not contain any untrue statement of a ma-terial fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Fund Proxy Statement made in reliance upon and in conformity with information furnished by the New Fund and The Composite Funds for use in the Fund Proxy Statement.

  j. There are no material contracts outstanding to which the New Fund is a party, other than as disclosed in the New Fund Prospectus or the Fund Proxy Statement.

  k. The New Fund has no shares of beneficial interest issued and outstanding.

  l. The New Fund was established by the Trustees of The Composite Funds in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a "regulated investment company" for federal income tax purpos-es. However, upon filing its first income tax return at the completion of its first taxable year, the New Fund will elect to be a "regulated investment company" and until such time will take all steps necessary to ensure that it qualifies for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

  m. The issuance of the Reorganization Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

  n. The Reorganization Shares to be issued to the Fund have been duly autho-rized and, when issued and delivered pursuant to this Agreement, will be le-gally and validly issued and will be fully paid and nonassessable by the New Fund, and no shareholder of the New Fund will have any preemptive right of subscription or purchase in respect thereof.

  o. All issued and outstanding shares of the New Fund at the Exchange Date will be duly and validly issued and outstanding, fully paid and non-assess-able by the New Fund. The New Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the New Fund shares, nor is there outstanding any security convertible into any of the New Fund shares.

 2. Representations, Warranties and Agreements of the Fund. The Fund repre-sents and warrants to and agrees with the New Fund that:

  a. The Fund is [a series of shares of Composite Cash Management Company,] a corporation duly established and validly existing under the laws of Washing-ton and has power to own all of its properties and assets and to carry out this Agreement. [The Fund] [Composite Cash Management Company] is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Fund. [Each of Composite Cash Management Company and the] [The] Fund has all necessary federal, state and local authorizations to own all of its prop-erties and assets and to carry on its business as now being conducted and to carry out this Agreement.

  b. [The Fund] [Composite Cash Management Company] is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

  c. A statement of assets and liabilities, statements of operations, state-ments of changes in net assets and a schedule of investments (indicating their market values) of the Fund as of and for the fiscal year ended [October 31, 1996] [December 31, 1996] will be furnished to the New Fund. Such state-ment of assets and liabilities and schedule will fairly present the financial position of the Fund as of their date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with gen-erally accepted accounting principles.

  d. The prospectus and statement of additional information of [the Fund] [Composite Cash Management Company] dated [February 28, 1997] [April 30, 1997] (collectively, the "Fund Prospectus"), which has been previously fur-nished to the New Fund, did not contain as of such dates and does not con-tain, with respect to [Composite Cash Management Company and] the Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not mislead-ing.

  e. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Fund [or Composite Cash Management Company], threatened against the Fund [or Composite Cash Management Company], which as-sert liability on the part of the Fund [or Composite Cash Management Compa-ny]. The Fund knows of no facts which might form the basis for the institu-tion of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which ma-terially and adversely affects its business or its ability to consummate the transactions herein contemplated.

  f. There are no material contracts outstanding to which the Fund is a party, other than as disclosed in the Fund Prospectus or the Fund Proxy Statement.

  g. The Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown on the Fund's statement of as-sets and liabilities as of [October 31, 1996] [December 31, 1996] referred to above and those incurred in the ordinary course of its business as an invest-ment company since such date. Prior to the Exchange Date, the Fund will en-deavor to quantify and reflect on its balance sheet all of its material known liabilities and will advise the New Fund of all material liabilities, contin-gent or otherwise, incurred by it subsequent to [October 31, 1996] [December 31, 1996], whether or not incurred in the ordinary course of business.

  h. As of the Exchange Date, the Fund will have filed all federal and other tax returns and reports which, to the knowledge of [the Fund's] [Composite Cash Management Company's] officers, are required to be filed by the Fund and has paid or will pay all federal and other taxes shown to be due on said re-turns or on any assessments received by the Fund. All tax liabilities of the Fund have been adequately provided for on its books, and no tax deficiency or liability of the Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

  i. At the Exchange Date, [the Fund] [Composite Cash Management Company, on behalf of the

 Fund], will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and lia-bilities of the Fund to be transferred to the New Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Invest-ments and any such other assets and liabilities as contemplated by this Agreement, the New Fund will acquire the Investments and any such other as-sets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof. As used in this Agreement, the term "Investments" shall mean the Fund's investments shown on the schedule of its investments as of [October 31, 1996] [December 31, 1996] referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

  j. No registration under the 1933 Act of any of the Investments would be re-quired if they were, as of the time of such transfer, the subject of a public distribution by either of the New Fund or the Fund, except as previously dis-closed to the New Fund by the Fund.

  k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

  l. The Fund Proxy Statement, on the date of its filing (i) complied in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Section 7(a) and on the Exchange Date, the Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Fund Proxy Statement made in reliance upon and in conformity with information furnished by the New Fund for use in the Fund Proxy Statement.

  m. The Fund qualifies and will at all times through the Exchange Date qual-ify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

  n. At the Exchange Date, the Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Fund pursuant to this Agreement, the New Fund will consti-tute a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act.

  o. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Fund has taken any action neces-sary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

  p. All issued and outstanding shares of the Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-as-sessable by the Fund. The Fund does not have outstanding any options, war-rants or other rights to subscribe for or purchase any of the Fund shares, nor is there outstanding any security convertible into any of the Fund shares, except that Class B shares of the Fund are convertible into Class A shares of the Fund in the manner and on the terms described in the Fund Pro-spectus.

3. Reorganization.

  a. Subject to the requisite approval of the shareholders of the Fund and to the other terms and conditions contained herein, the Fund agrees to sell, as-sign, convey, transfer and deliver to the New Fund, and the New Fund agrees to acquire from the Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Fund, whether accrued or contingent, in exchange for that number of shares of beneficial interest of the New Fund provided for in Section 4 and the assumption by the New Fund of all of the liabilities of the Fund, whether accrued or contingent, existing at the Valuation Time (as defined below) except for the Fund's liabilities, if any, arising in connection with this Agreement. The Fund will, as soon as practicable after the Exchange Date, distribute all of the Reorganization Shares received by it to the shareholders of the Fund in exchange for their Class A and Class B shares of the Fund.

  b. The Fund will pay or cause to be paid to the New Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the New Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Fund acquired by the New Fund.

  c. The Valuation Time shall be 4:00 p.m. Eastern time on the Exchange Date or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

 4. Exchange Date; Valuation Time. On the Exchange Date, the New Fund will de-liver to the Fund (i) a number of full and fractional Class A Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Fund attributable to Class A shares of the Fund transferred to the New Fund on such date less the value of the liabilities of the Fund attributable to Class A shares of the Fund assumed by the New Fund on that date, (ii) a number of full and fractional Class B Reorganization Shares having an aggre-gate net asset value equal to the value of the assets of the Fund attributable to Class B shares of the Fund transferred to the New Fund on such date less the value of the liabilities of the Fund attributable to Class B shares of the Fund assumed by the New Fund on that date, determined as hereinafter provided in this Section 4.

  a. The net asset value of the Reorganization Shares to be delivered to the Fund, the value of the assets attributable to the Class A and Class B shares of the Fund, and the value of the liabilities attributable to the Class A and Class B shares of the Fund to be assumed by the New Fund shall in each case be determined as of the Valuation Time.

  b. The net asset value of the Class A and Class B Reorganization Shares shall be computed in the manner set forth in the New Fund Prospectus. The value of the assets and liabilities of the Class A and Class B shares of the Fund shall be determined by the New Fund, in coopera-tion with the Fund, pursuant to procedures which the New Fund would use in determining the fair market value of the New Fund's assets and liabilities.

  c. No adjustment shall be made in the net asset value of either the Fund or the New Fund to take into account differences in realized and unrealized gains and losses.

  d. The Fund shall distribute the Class A Reorganization Shares to the Class A shareholders of the Fund by furnishing written instructions to the New Fund's transfer agent, which will as soon as practicable set up open accounts for each Class A Fund shareholder in accordance with such written instruc-tions. The Fund shall distribute the Class B Reorganization Shares to the Class B shareholders of the Fund by furnishing written instructions to the New Fund's transfer agent, which will as soon as practicable set up open ac-counts for each Class B Fund shareholder in accordance with such written in-structions.

  e. The New Fund shall assume all liabilities of the Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dis-solution of the Fund or otherwise, except for the Fund's liabilities, if any, pursuant to this Agreement.

 5. Expenses, Fees, etc.

  a. The parties hereto understand and agree that the transactions contem-plated by this Agreement are being undertaken contemporaneously with a gen-eral restructuring and consolidation of certain of the registered investment companies advised by Composite Research and Management Co., Sierra Investment Advisors Corporation and/or Sierra Investment Services Corporation, and their affiliates; and that in connection therewith the costs of all such transac-tions are being borne by Composite Research and Management Co. and/or its af-filiates. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disquali-fication of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

  b. [Reserved.]

  c. [Reserved.]

  d. [Reserved.]

  e. Notwithstanding any other provision of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, in-cluding, without limitation, consequential damages.

 6. Exchange Date. Delivery of the assets of the Fund to be transferred, as-sumption of the liabilities of the Fund to be assumed, and the delivery of the Reorganization Shares to be issued shall be made at [place] at [time] as of December 29, 1997 or at such other time and date agreed to by the New Fund and the Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

 7. Meetings of Shareholders; Dissolution.

  a. [The Fund] [Composite Cash Management Company on behalf of the Fund,] agrees to call a meeting of the Fund's shareholders as soon as is practicable after the date of filing of the Fund Proxy Statement for the purpose of con-sidering the sale of all of its assets to and the assumption of all of its liabilities by the New Fund as herein provided, adopting this Agreement, and authorizing the liquidation and dissolution of the Fund.

  b. The Fund agrees that the liquidation and dissolution of the Fund will be effected in the manner provided in the Articles of Incorporation and By-Laws of the Fund, as amended, and in accordance with applicable law and that on and after the Exchange Date, the Fund shall not conduct any business except in connection with its liquidation and dissolution.

  c. [Reserved.]

  d. [Reserved.]

 8. Conditions to the New Fund's Obligations. The obligations of the New Fund hereunder shall be subject to the following conditions:

  a. That this Agreement shall have been adopted and the transactions contem-plated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Fund entitled to vote.

  b. That the Fund shall have furnished to the New Fund a statement of the Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respec-tive tax costs, all as of the Valuation Time, certified on the Fund's behalf by [the Fund's] [Composite Cash Management Company's] President (or any Vice President) and Treasurer, a certificate of both such officers, dated the Ex-change Date, that there has been no material adverse change in the financial position of the Fund since [October 31, 1996] [December 31, 1996] other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Fund, or changes due to dividends paid or losses from operations.

  c. That the Fund shall have furnished to the New Fund a statement, dated the Exchange Date, signed by [the Fund's] [Composite Cash Management Company's] President (or any Vice President) and Treasurer certifying that as of the Ex-change Date all representations and warranties of the Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and the Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

  d. That the Fund shall have delivered to the New Fund a letter from LeMaster and Daniels PLLC dated the Exchange Date reporting on the results of applying certain procedures agreed upon by the New Fund and described in such letter, which limited procedures relate to schedules of the tax provisions and quali-fying tests for regulated investment companies as prepared for the fiscal year ended [October 31, 1996] [December 31, 1996] and the period [November 1, 1996] [January 1, 1997] to the Exchange Date (the latter period being based on unaudited data).

  e. That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

  f. That the New Fund shall have received an opinion of counsel to the Fund, in form satisfactory to counsel to the New Fund, and dated the Exchange Date, to the effect that (i) [the Fund] [Composite Cash Management Company] is a corporation duly formed and is validly existing under the laws of the State of Washington and has the power to own all its properties and to carry on its business as presently conducted; (ii) this Agreement has been duly autho-rized, executed and delivered by

 [the Fund] [Composite Cash Management Company on behalf of the Fund] and, as-suming that the Fund Proxy Statement complies with the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by The Composite Funds, on behalf of the New Fund, is a valid and binding ob-ligation of [the Fund] [Composite Cash Management and the Fund]; (iii) [the Fund] [Composite Cash Management Company, on behalf of the Fund,] has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the New Fund; (iv) the ex-ecution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate [the Fund's] [Composite Cash Management Company's] Articles or By-Laws or any provision of any agree-ment known to such counsel to which [the Fund] [Composite Cash Management Company or the Fund] is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in [the Fund's] [Composite Cash Management Company's] Articles or By-Laws or then-current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer of [the Fund] [Composite Cash Management Company] whose responsibility it is to advise [the Fund] [Composite Cash Management Company and the Fund] with respect to such matters; and (v) no consent, ap-proval, authorization or order of any court or governmental authority is re-quired for the consummation by [the Fund] [Composite Cash Management Company, on behalf of the Fund,] of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

  g. That the New Fund shall have received an opinion of counsel to the Fund in form satisfactory to counsel to the New Fund (which opinion would be based upon certain factual representations and certain qualifications), with re-spect to the matters specified in Section 9(g) of this Agreement.

  h. That the New Fund shall have received an opinion of counsel to the Fund in form satisfactory to counsel to the New Fund (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, cur-rent administrative rules, and court decisions, for federal income tax pur-poses (i) no gain or loss will be recognized by the New Fund upon receipt of the Investments transferred to the New Fund pursuant to this Agreement in ex-change for the Reorganization Shares; (ii) the basis to the New Fund of the Investments will be the same as the basis of the Investments in the hands of the Fund immediately prior to such exchange; and (iii) the New Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by the Fund.

  i. That the assets of the Fund to be acquired by the New Fund will include no assets which the New Fund, by reason of charter limitations or of invest-ment restrictions disclosed in its current registration statement in effect on the Exchange Date, may not properly acquire.

  j. [Reserved.]

  k. That the Fund shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably neces-sary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any ap-plicable state securities or blue sky laws in Connection with the transac-tions contemplated hereby, and that all such orders shall be in full force and effect.

  l. That all actions taken by [the Fund] [Composite Cash Management Company, on behalf of the Fund,] in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the New Fund and its counsel.

  m. That, prior to the Exchange Date, the Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Fund (i) all of the excess of (x) the Fund's investment income excludable from gross income under Sec-tion 103(a) of the Code over (y) the Fund's deductions disallowed under Sec-tions 265 and 171(a)(2) of the Code, (ii) all of the Fund's investment com-pany taxable income (as defined in Section 852 of the Code) for its taxable years ending on or after [October 31, 1997] [December 31, 1996/1997] and on or prior to the Exchange Date (computed in each case without regard to any deduction for dividends paid), and (iii) all of the

 Fund's net capital gain realized (after reduction for any capital loss carry-over), in each case for both the taxable year ending on [October 31, 1997] [December 31, 1996/1997] and the short taxable period beginning on [November 1, 1997] [January 1, 1997/1998] and ending on the Exchange Date.

  n. That the Fund shall have furnished to the New Fund a certificate, signed by the President (or any Vice President) and the Treasurer of [the Fund] [Composite Cash Management Company, on behalf of the Fund,] as to the tax cost to the Fund of the securities delivered to the New Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the New Fund may reasonably request.

  o. That the Fund's custodian shall have delivered to the New Fund a certifi-cate identifying all of the assets of the Fund held or maintained by such custodian as of the Valuation Time.

  p. That the Fund's transfer agent shall have provided to the New Fund (i) the originals or true copies of all of the records of the Fund in the posses-sion of such transfer agent as of the Exchange Date, (ii) a certificate set-ting forth the number of shares of the Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

  q. That all of the issued and outstanding shares of beneficial interest of the Fund shall have been offered for sale and sold in conformity with all ap-plicable state securities or blue sky laws (including any applicable exemp-tions therefrom) and, to the extent that any audit of the records of the Fund or its transfer agent by the New Fund or its agents shall have revealed oth-erwise, either (i) the Fund shall have taken all actions that in the opinion of the New Fund or its counsel are necessary to remedy any prior failure on the part of the Fund to have offered for sale and sold such shares in confor-mity with such laws or (ii) the Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the New Fund in amounts sufficient and upon terms satis-factory. in the opinion of the New Fund or its counsel to indemnify the New Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Fund to have offered and sold such shares in conformity with such laws.

  r. That the New Fund shall have received from LeMaster and Daniels PLLC a letter addressed to the New Fund dated as of the Exchange Date satisfactory in form and substance to the New Fund to the effect that, on the basis of limited procedures agreed upon bat the New Fund and described in such letter (but not an examination in accordance with generally accepted auditing stan-dards), as of the Valuation Time the value of the assets and liabilities of the Fund to be exchanged for the Reorganization Shares has been determined in accordance with the provisions of The Composite Funds' Declaration of Trust, pursuant to the procedures customarily utilized by the New Fund in valuing its assets and issuing its shares.

 9. Conditions to the Fund's Obligations. The obligations of the Fund hereun-der shall be subject to the following conditions:

  a. That this Agreement shall have been adopted and the transactions contem-plated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Fund entitled to vote.

  b. [Reserved.]

  c. That The Composite Funds, on behalf of the New Fund, shall have executed and delivered to the Fund an Assumption of Liabilities dated as of the Ex-change Date pursuant to which the New Fund will assume all of the liabilities of the Fund existing at the Valuation Time in connection with the transac-tions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

  d. That the New Fund shall have furnished to the Fund a statement, dated the Exchange Date, signed by The Composite Funds' President (or any Vice Presi-dent) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the New Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that the New Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such date.

  e. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

  f. That the Fund shall have received an opinion of counsel to the New Fund in form satisfactory to counsel to the Fund, and dated the Exchange Date, to the effect that (i) The Composite Funds is a Massachusetts business trust duly formed and is validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted; (ii) the Reorganization Shares to be deliv-ered to the Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonas-sessable by the Composite Funds and the New Fund and no shareholder of the New Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and deliv-ered by The Composite Funds on behalf of the New Fund and, assuming that the Fund Proxy Statement complies with the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by [the Fund] [Composite Cash Management Company, on behalf of the Fund,] is a valid and binding obligation of The Composite Funds and the New Fund; (iv) the execu-tion and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate The Composite Funds' Dec-laration of Trust or By-Laws, or any provision of any agreement known to such counsel to which The Composite Funds or the New Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in The Composite Funds' Declaration of Trust, By-Laws or then-current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer whose responsibility is to advise The Composite Funds and the New Fund with respect to such matters; and (v) no consent, approval, authorization or order of any court or governmental au-thority is required for the consummation by The Composite Funds on behalf of the New Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

  g. That the Fund shall have received an opinion of counsel to the New Fund dated the Exchange Date in form satisfactory to counsel to the Fund (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) no gain or loss will be recognized by the Fund as a result of the reorganization; (ii) no gain or loss will be rec-ognized by shareholders of the Fund on the distribution of the Reorganization Shares to them in exchange for their shares of the Fund; (iii) the tax basis of the Reorganization Shares that the Fund's shareholders receive in place of their Fund shares will be the same as the basis of the Fund shares; and (iv) a shareholder's holding period for the Reorganization Shares received pursu-ant to this Agreement will be determined by including the holding period for the Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Fund shares as a capital asset.

  h. That all actions taken by The Composite Funds on behalf of the New Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Fund and its counsel.

  i. [Reserved.]

  j. That the New Fund shall have received from the Commission and any rele-vant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

 10. Indemnification.

  a. The Fund shall indemnify and hold harmless, out of the assets of the Fund (which shall be deemed to include the assets of the New Fund represented by the Reorganization Shares following the Exchange Date) but no other assets, the trustees and officers of The Composite Funds (for purposes of this sub-paragraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably in-curred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relat-ing to the Fund contained in the Fund Proxy Statement or any amendment or supplement to any of the fore-going, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Fund required to be stated therein or necessary to make the statements relating to the Fund required to be stated therein or necessary to make the statements relating to the Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Fund. The In-demnified Parties will notify the Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Fund shall be en-titled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to as-sume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Fund elects to assume such defense, the Indemnified Parties shall be entitled to partici-pate in the defense of any such claim, action, suit or proceeding at their expense. The Fund's obligation under Section 10(a) to indemnify and hold harmless the Indemnified parties shall constitute a guarantee of payment so that the Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties, first paying the same. The indemnification obligations of the Fund under this Section 10(a) shall be as-sumed by the New Fund upon the Exchange Date, at which time the Fund shall be automatically released from such indemnification obligations.

  b. The New Fund shall indemnify and hold harmless, out of the assets of the New Fund but no other assets, the directors and officers of the Fund for pur-poses of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connec-tion with, arising out of, or resulting from any claim, action, suit or pro-ceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the New Fund contained in the Fund Proxy Statement or any amend-ment or supplement thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to The Composite Funds or the New Fund required to be stated therein or neces-sary to matte statements relating to The Composite Funds or the New Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or set-tlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding, made legal process or any suit brought against or claim made with the consent of The Composite Funds or the New Fund. The In-demnified Parties will notify The Composite Funds and the New Fund in writing within ten days after the receipt by any one or more of the Indemnified par-ties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The New Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the New Fund elects to assume such defense, the Indemni-fied Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The New Fund's obli-gation under this Section 10(b) to indemnify and hold harmless the Indemni-fied Parties shall constitute a guarantee of payment so that the New Fund will pay in the first instance any expenses, losses, claims, damages and lia-bilities required to be paid by it under this Section 10(b) without the ne-cessity of the Indemnified Parties' first paying the same.

 11. No Broker, etc. Each of the Fund and the New Fund represents that there is no person who has dealt with it, or The Composite Funds [or Composite Cash Management Company] who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

 12. Termination. The Fund and the New Fund may, by mutual consent of the trustees on behalf of each Fund, terminate this Agreement, and the Fund or the New Fund, after con-sultation with counsel and by consent of their trustees or an officer autho-rized by such trustees, may waive any condition to their respective obliga-tions hereunder. If the transactions contemplated by this Agreement have not been substantially completed by February 28, 1998, this Agreement shall auto-matically terminate on that date unless a later date is agreed to by the Fund and the New Fund.

 13. [Reserved.]

 14. Covenants, etc. Deemed Material. All covenants, agreements, representa-tions and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

 15. Sole Agreement; Amendments; Governing Law. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

 16. Declaration of Trust. A copy of the Declaration of Trust of The Composite Funds on file with the Secretary of State of The Commonwealth of Massachu-setts, and notice is hereby given that this instrument is executed on behalf of the trustees of The Composite Funds on behalf of the New Fund as trustees and not individually and that the obligations of this instrument are not bind-ing upon any of the trustees, officers or shareholders of The Composite Funds individually but are binding only upon the assets and property of the New Fund.

           , a Washington corporation [on behalf of its     series]

      By __________________________________________________________________

            Its _______________________________________________________________

      The Composite Funds, a Massachusetts business trust,on behalf of its series

      By __________________________________________________________________

            Its _______________________________________________________________

                                  APPENDIX B

                         SUMMARY OF DISSENTERS' RIGHTS
                 UNDER THE WASHINGTON BUSINESS CORPORATION ACT

 The following summary of the availability of dissenters' rights for share-holders of each Fund under Chapter 23B.13 of the WBCA is qualified in its en-tirety by reference to Chapter 23B.13, a copy of which is set forth below in this Appendix B.

 ANY SHAREHOLDER CONTEMPLATING THE EXERCISE OF DISSENTERS' RIGHTS IS URGED TO REVIEW THE FULL TEXT OF CHAPTER 23B.13. THE PROCEDURE SET FORTH IN SUCH CHAP-TER MUST BE FOLLOWED EXACTLY OR ANY DISSENTERS' RIGHTS MAY BE LOST.

 A holder of shares in a Fund who properly follows the procedure for dissent-ing and demanding payment for such holder's shares pursuant to Chapter 23B.13 (as summarized below) may be entitled to receive in cash the "fair value" of such holder's shares in lieu of the consideration provided for in the Plan. The "fair value" of a dissenter's shares will be the value of such shares im-mediately prior to the Exchange Date, excluding any appreciation or deprecia-tion in anticipation of the Reorganization unless exclusion would be inequita-ble. The "fair value" could be more than, equal to, or less than the value of the consideration the shareholder would receive pursuant to the Plan if the shareholder did not dissent. In the event the dissenting shareholder and the Fund cannot agree on a "fair value" of the dissenter's shares, "fair value" may ultimately be determined by a court in an appraisal proceeding.

 To properly exercise dissenters' rights with respect to the Reorganization and be entitled to compensation, a holder of shares in a Fund must, among other things, (i) prior to the Reorganization, deliver written notice of such holder's intent to demand payment for such holder's shares if the Reorganiza-tion is effected, (ii) not vote such holder's shares in favor of the Reorgani-zation and (iii) timely deliver a demand for payment, certify whether such holder acquired beneficial ownership before the date of first announcement to news media or to shareholders of the terms of the Reorganization, and deposit such holder's stock certificates. Thus, any holder of shares in a Fund who wishes to dissent and who returns a proxy in the enclosed form must mark it with voting instructions (a) that such holder's shares are to be voted against the Reorganization or (b) that such holder's shares are to abstain from voting on the Reorganization. If the shareholder returns a proxy (x) marked with in-structions that such holder's shares are to be voted in favor of the Reorgani-zation or (y) without marking voting instructions, such holder's shares will be voted in favor of the Reorganization and such holder will lose any dissent-ers' rights.

 Within ten days after the Exchange Date, the Fund will send written dissent-ers' notice to each shareholder who satisfied the requirements of (i) and (ii) above, indicating where the payment demand must be sent and where and when stock certificates must be deposited. Such notice will include, among other things, a form of payment demand, and will set the date by which the Fund must receive the payment demand, which date may not be less than 30 nor more than 60 days after the dissenters' notice is delivered.

 Shareholders who fail to timely deliver written notice of their intent to de-mand payment or who vote in favor of the Reorganization will not be entitled to receive this notice and will be bound by the terms of the Plan. Written no-tice of intent to demand payment (and other communications regarding dissent-ers' rights) should be addressed to the Fund at the address listed on the cover page of this Proxy Statement (Attention: Secretary). Such written notice of intent to demand payment must be received by the Fund prior to the Reorga-nization.

 A beneficial shareholder may assert dissenters' rights as to shares held on the beneficial shareholder's behalf only if (a) the beneficial shareholder submits to the Fund the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights and (b) the beneficial shareholder does so with respect to all shares of which such shareholder is the beneficial shareholder or over which such shareholder has power to direct the vote.

 Within 30 days after the later of the Exchange Date or the date the payment demand is received, the Fund will pay each dissenter who complied with the conditions above the amount that the Fund estimates to be the fair value of such holder's shares, plus accrued interest. The payment must be accompanied by certain documents specified in Chapter 23B.13.

 A dissenter may then (i) notify the Fund in writing of the dissenter's own estimate of the fair value of the dissenter's shares and amount of interest due, and (ii) demand payment of the dissenter's estimate, less any payment made, in certain circumstances as specified in Chapter 23B.13.

 A dissenter will be deemed to have waived the right to demand payment of the dissenter's estimate unless the dissenter notifies the Fund of such payment demand in writing within 30 days after the Fund makes or offers payment for the dissenter's shares.

 If a demand for payment of the dissenter's estimate remains unsettled, the Fund will commence a legal proceeding as specified in Chapter 23B.13.

 The right of a dissenting shareholder to obtain payment of the fair value of such shareholder's shares will terminate upon the occurrence of certain events specified in Chapter 23B.13, including the abandonment or recision of the Re-organization.

 Certain special provisions specified in Chapter 23B.13 apply to shares ac-quired after the date of the first announcement to news media or to sharehold-ers of the terms of the Reorganization.

 Notwithstanding the foregoing summary of the availability of dissenters' rights under the statutory provisions of the WBCA, Washington case law in-cludes a judicially developed exception to dissenters' rights where a merger of a corporation into another corporation is effected solely for the purpose of re-domiciling. The Funds are not aware of any judicial decision extending this exception to a sale of all or substantially all assets effected solely for the purpose of re-domiciling where the re-domiciling involves a change in the form of organization.

 The full text of Chapter 23B.13 is set forth below.

                                CHAPTER 23B.13

                              DISSENTERS' RIGHTS

23B.13.010 DEFINITIONS.--AS USED IN THIS CHAPTER:

 (1) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

 (2) "Dissenter" means a shareholder who is entitled to dissent from corporate action under RCW 23B.13.020 and who exercises that right when and in the man-ner required by RCW 23B.13.200 through 23B.13.280.

 (3) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in an-ticipation of the corporate action unless exclusion would be inequitable.

 (4) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corpora-tion on its principal bank loans or, if none, at a rate that is fair and equi-table under all the circumstances.

 (5) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the ex-tent of the rights granted by a nominee certificate on file with a corpora-tion.

 (6) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

 (7) "Shareholder" means the record shareholder or the beneficial shareholder.

23B.13.020 RIGHT TO DISSENT.

 (1) A shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder's shares in the event of, any of the following corpo-rate actions:

  (a) Consummation of a plan of merger to which the corporation is a party (i) if shareholder approval is required for the merger by RCW 23B.11.030, 23B.11.080, or the articles of incorporation and the shareholder is entitled to vote on the merger, or (ii) if the corporation is a subsidiary that is merged with its parent under RCW 23B.11.040;

  (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

  (c) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, in-cluding a sale in dissolution, but not including a sale pursuant to court or-der or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

  (d) An amendment of the articles of incorporation that materially reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under RCW 23B.06.040; or

  (e) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of Direc-tors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

 (2) A shareholder entitled to dissent and obtain payment for the sharehold-er's shares under this chapter may not challenge the corporate action creating the shareholder's entitlement unless the action fails to comply with the pro-cedural requirements imposed by this title, RCW 25.10.900 through 25.10.955, the articles of incorporation, or the bylaws, or is fraudulent with respect to the shareholder or the corporation.

 (3) The right of a dissenting shareholder to obtain payment of the fair value of the shareholder's shares shall terminate upon the occurrence of any one of the following events:

  (a) The proposed corporate action is abandoned or rescinded;

  (b) A court having jurisdiction permanently enjoins or sets aside the corpo-rate action; or

  (c) The shareholder's demand for payment is withdrawn with the written con-sent of the corporation.

23B.13.030 DISSENT OF NOMINEES AND BENEFICIAL OWNERS.

 (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the shareholder's name only if the shareholder dis-sents with respect to all shares beneficially owned by any one person and no-tifies the corporation in writing of the name and address of each person on whose behalf the shareholder asserts dissenters' rights. The rights of a par-tial dissenter under this subsection are determined as if the shares as to which the dissenter dissents and the dissenter's other shares were registered in the names of different shareholders.

 (2) A beneficial shareholder may assert dissenters' rights as to shares held on the beneficial shareholder's behalf only if:

  (a) The beneficial shareholder submits to the corporation the record share-holder's written consent to the dissent not later than the time the benefi-cial shareholder asserts dissenters' rights; and

  (b) The beneficial shareholder does so with respect to all shares of which such shareholder is the beneficial shareholder or over which such shareholder has power to direct the vote.

23B.13.200 NOTICE OF DISSENTERS' RIGHTS.

 (1) If proposed corporate action creating dissenters' rights under RCW 23B.13.020 is submitted to a vote at a shareholders' meeting, the meeting no-tice must state that shareholders are or may be entitled to assert dissenters' rights under this chapter and be accompanied by a copy of this chapter.

 (2) If corporate action creating dissenters' rights under RCW 23B.13.020 is taken without a vote of shareholders, the corporation, within ten days after [the] effective date of such corporate action, shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in RCW 23B.13.220.

23B.13.210 NOTICE OF INTENT TO DEMAND PAYMENT.

 (1) If proposed corporate action creating dissenters' rights under RCW 23B.13.020 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights must (a) deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for the shareholder's shares if the proposed action is effected, and
(b) not vote such shares in favor of the proposed action.

 (2) A shareholder who does not satisfy the requirements of subsection (1) of this section is not entitled to payment for the shareholder's shares under this chapter.

23B.13.220 DISSENTERS' NOTICE.

 (1) If proposed corporate action creating dissenters' rights under RCW 23B.13.020 is authorized at a shareholders' meeting, the corporation shall de-liver a written dissenters' notice to all shareholders who satisfied the re-quirements of RCW 23B.13.210.

 (2) The dissenters' notice must be sent within ten days after the effective date of the corporate action, and must:

  (a) State where the payment demand must be sent and where and when certifi-cates for certificated shares must be deposited;

  (b) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

  (c) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not the person acquired beneficial ownership of the shares before that date;

  (d) Set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty nor more than sixty days after the date the notice in subsection (1) of this section is delivered; and

  (e) Be accompanied by a copy of this chapter.

23B.13.230 DUTY TO DEMAND PAYMENT.

 (1) A shareholder sent a dissenters' notice described in RCW 23B.13.220 must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' no-tice pursuant to RCW 23B.13.220(2)(c), and deposit the shareholder's certifi-cates in accordance with the terms of the notice.

 (2) The shareholder who demands payment and deposits the shareholder's share certificates under subsection (1) of this section retains all other rights of a shareholder until the proposed corporate action is effected.

 (3) A shareholder who does not demand payment or deposit the shareholder's share certificates where required, each by the date set in the dissenters' no-tice, is not entitled to payment for the shareholder's shares under this chap-ter.

23B.13.240 SHARE RESTRICTIONS.

 (1) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is effected or the restriction is released under RCW 23B.13.260.

 (2) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until the effective date of the proposed corporate action.

23B.13.250 PAYMENT.

 (1) Except as provided in RCW 23B.13.270, within thirty days of the later of the effective date of the proposed corporate action, or the date the payment demand is received, the corporation shall pay each dissenter who complied with RCW 23B.13.230 the amount the corporation estimates to be the fair value of the shareholder's shares, plus accrued interest.

 (2) The payment must be accompanied by:

  (a) The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

  (b) An explanation of how the corporation estimated the fair value of the shares;

  (c) An explanation of how the interest was calculated;

  (d) A statement of the dissenter's right to demand payment under RCW 23B.13.280; and

  (e) A copy of this chapter.

23B.13.260 FAILURE TO TAKE ACTION.

 (1) If the corporation does not effect the proposed action within sixty days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release any trans-fer restrictions imposed on uncertificated shares.

 (2) If after returning deposited certificates and releasing transfer restric-tions, the corporation wishes to undertake the proposed action, it must send a new dissenters' notice under RCW 23B.13.220 and repeat the payment demand pro-cedure.

23B.13.270 AFTER-ACQUIRED SHARES.

 (1) A corporation may elect to withhold payment required by RCW 23B.13.250 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

 (2) To the extent the corporation elects to withhold payment under subsection
(1) of this section, after taking the proposed corporate action, it shall es-timate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter's demand. The corporation shall send with its offer an explanation of how it estimated that fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under RCW 23B.13.280.

23B.13.280 PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.

 (1) A dissenter may notify the corporation in writing of the dissenter's own estimate of the fair value of the dissenter's shares and amount of interest due, and demand payment of the dissenter's estimate, less any payment under RCW 23B.13.250, or reject the corporation's offer under RCW 23B.13.270 and de-mand payment of the dissenter's estimate of the fair value of the dissenter's shares and interest due, if:

  (a) The dissenter believes that the amount paid under RCW 23B.13.250 or of-fered under RCW 23B.13.270 is less than the fair value of the dissenter's shares or that the interest due is incorrectly calculated;

  (b) The corporation fails to make payment under RCW 23B.13.250 within sixty days after the date set for demanding payment; or

  (c) The corporation does not effect the proposed action and does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding pay-ment.

 (2) A dissenter waives the right to demand payment under this section unless the dissenter notifies the corporation of the dissenter's demand in writing under subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

23B.13.300 COURT ACTION.

 (1) If a demand for payment under RCW 23B.13.280 remains unsettled, the cor-poration shall commence a proceeding within sixty days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceed-ing within the sixty-day period, it shall pay each dissenter whose demand re-mains unsettled the amount demanded.

 (2) The corporation shall commence the proceeding in the superior court of the county where a corporation's principal office, or, if none in this state, its registered office, is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corpora-tion merged with or whose shares were acquired by the foreign corporation was located.

 (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled, parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

 (4) The corporation may join as a party to the proceeding any shareholder who claims to be a dissenter but who has not, in the opinion of the corporation, complied with the provisions of this chapter. If the court determines that such shareholder has not complied with the provisions of this chapter, the shareholder shall be dismissed as a party.

 (5) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

 (6) Each dissenter made a party to the proceeding is entitled to judgment (a) for the amount, if any, by which the court finds the fair value of the dis-senter's shares, plus interest, exceeds the amount paid by the corporation, or
(b) for the fair value, plus accrued interest, of the dissenter's after-ac-quired shares for which the corporation elected to withhold payment under RCW 23B.13.270.

23B.13.310 COURT COSTS AND COUNSEL FEES.

 (1) The court in a proceeding commenced under RCW 23B.13.300 shall determine all costs of the proceeding, including the reasonable compensation and ex-penses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess the costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under RCW 23B.13.280.

 (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

  (a) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the require-ments of RCW 23B.13.200 through 23B.13.280; or

  (b) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with re-spect to the rights provided by Chapter 23B.13 RCW.

 (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

                                  APPENDIX C

                        INVESTMENT MANAGEMENT AGREEMENT

 INVESTMENT MANAGEMENT AGREEMENT (this "Agreement"), dated      , 1997, be-
tween The Composite Funds, a Massachusetts business trust, (the "Trust"), on behalf of each of its series which are listed on the signature page of this Agreement (each referred to herein as a "Fund") and Composite Research & Man-agement Co., a Washington corporation (the "Manager").

                                  WITNESSETH

 WHEREAS, the Trust is an open-end series management investment company, reg-istered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

 WHEREAS, each Fund, as a separate series of the Trust, desires to retain the Manager to render investment management services to the Fund, and the Manager is willing to render such services;

 NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

 1. Appointment. The Fund hereby appoints the Manager to act as investment manager to the Fund for the period and on the terms set forth in this Agree-ment. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

 2. Management. Subject to the supervision of the Board of Trustees of the Trust, the Manager shall manage the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition of securities therefor, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus and State-ment of Additional Information (as such terms are hereinafter defined) and resolutions of the Trust's Board of Trustees and subject to the following un-derstandings:

  (a) The Manager shall provide supervision of the Fund's investments, furnish a continuous investment program for the Fund's portfolio and determine from time to time what securities will be purchased, retained, or sold by the Fund, and what portion of the assets will be invested or held as cash.

  (b) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust (as herein-after defined) of the Trust and the investment policies of the Fund as deter-mined by the Board of Trustees of the Trust.

  (c) The Manager shall determine the securities to be purchased or sold by the Fund and shall place orders for the purchase and sale of portfolio secu-rities pursuant to its determinations with brokers or dealers selected by the Manager. In executing portfolio transactions and selecting brokers or deal-ers, the Manager shall use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Manager may consider all factors it deems relevant, including the breadth of the market in the security, the price of the securi-ty, the size of the transaction, the timing of the transaction, the reputa-tion, financial condition, experience, and execution capability of a broker or dealer, the amount of commission, and the value of any brokerage and re-search services (as those terms are defined in Section 28(e) of the Securi-ties Exchange Act of 1934, as amended) provided by a broker or dealer. The Manager is authorized to pay to a broker or dealer who provides such broker-age and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction if the Manager deter-mines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or deal-er, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Manager to the Fund and/or other accounts over which the Manager exercises investment discretion.

  (d) On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other fiduciary accounts for which it has investment responsibility, the Manager, to the extent per-mitted by applicable laws and regulations, may aggregate the securities to be so sold or purchased in order to obtain the best execution, most favorable net price or lower brokerage commissions.

  (e) Subject to the provisions of the Agreement and Declaration of Trust of the Trust and the Investment Company Act of 1940, as amended (the "1940) Act"), the Manager, at its expense, may select and contract with one or more investment advisers (the "Subadviser") for the Fund to perform some or all of the services for which it is responsible pursuant to this Section 2. The Man-ager shall be solely responsible for the compensation of any Subadviser of the Fund for its services to the Fund. The Manager may terminate the services of any Subadviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Subadviser unless and until a successor Subadviser is selected. To the extent that more than one Subadviser is se-lected, the Manager shall, in its sole discretion, determine the amount of the Fund's assets allocated to each such Subadviser.

 3. Services Not Exclusive. The investment management services rendered by the Manager hereunder to the Fund are not to be deemed exclusive, and the Manager shall have the right to render similar services to others, including, without limitation, other investment companies.

 4. Expenses. During the term of this Agreement, the Manager shall pay all ex-penses incurred by it in connection with its activities under this Agreement including the salaries and expenses of any of the officers or employees of the Manager who act as officers, Trustees or employees of the Trust but excluding the cost of securities purchased for the Fund and the amount of any brokerage fees and commissions incurred in executing portfolio transactions for the Fund, and shall provide the Fund with suitable office space. Other expenses to be incurred in the operation of the Fund (other than those borne by any third party), including without limitation, taxes, interest, brokerage fees and com-missions, fees of Trustees who are not officers, directors, or employees of the Manager, federal registration fees and state Blue Sky qualification fees, administration fees, bookkeeping, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's or the Trust's existence, costs of independent pricing services, costs attribut-able to investor services (including, without limitation, telephone and per-sonnel expenses), costs of preparing, printing and distributing prospectuses to existing shareholders, costs of stockholders' reports and meetings of shareholders and Trustees of the Fund or the Trust, as applicable, and any ex-traordinary expenses will be borne by the Fund.

 5. Compensation. For the services provided pursuant to this Agreement, each Fund shall pay to the Manager as full compensation therefor a monthly fee com-puted on the average daily net assets of the Fund as stated in Schedule A at-tached hereto. The Fund acknowledges that the Manager, as agent for the Fund, will allocate a portion of the fee equal to the sub-advisory fee payable to the Subadvisor, if any, under its sub-advisory agreement to the Subadvisor for sub-advisory services. The Fund acknowledges that the Manager, as agent for the Fund, will allocate a portion of the fee to Murphey Favre Securities Serv-ices, Inc. for administrative services, portfolio accounting and regulatory compliance systems. The Manager also from time to time and in such amounts as it shall determine in its sole discretion may allocate a portion of the fee to Composite Funds Distributor, Inc. for facilitating distribution of the Fund. This payment would be made from revenue which otherwise would be considered profit to the Manager for its services. This disclosure is being made to the Fund solely for the purpose of conforming with requirements of the Washington Department of Revenue for exclusion of revenue from the Washington Business and Occupation Tax.

 6. Limitation of Liability. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the perfor-mance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

 7. Delivery of Documents. The Trust has heretofore delivered to the Manager true and complete copies of each of the following documents and shall promptly deliver to it all future amendments and supplements thereto, if any:

  (a) Agreement and Declaration of Trust (such Agreement and Declaration as presently in effect and as amended from time to time, the "Declaration of Trust");

  (b) Bylaws of the Trust;

  (c) Registration Statement under the Securities Act of 1933 and under the 1940 Act of the Trust on Form N-1A, and all amendments thereto, as filed with the Securities and Exchange Commission (the "Registration Statement") relating to the Fund and the shares of the Fund;

  (d) Notification of Registration of the Trust under the 1940 Act on Form N-
 8A;

  (e) Prospectuses of the Fund (such prospectuses as presently in effect and/or as amended or supplemented from time to time, the "Prospectus"); and

  (f) Statement of Additional Information of the Fund (such statement as pres-ently in effect and/or as amended or supplemented from time to time, the "Statement of Additional Information").

 8. Duration and Termination. This Agreement shall become effective as of the date first above-written for an initial period of two years and shall continue thereafter so long as such continuance is specifically approved at least annu-ally (a) by the vote of the Board of Trustees including a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for that purpose, or by vote of a majority of the outstanding voting securi-ties of the Fund. Notwithstanding the foregoing, (a) this Agreement may be terminated at any time, without the payment of any penalty, by either the Fund (by vote of the Trust's Board of Trustees or by vote of a majority of the out-standing voting securities of the Fund) or the Manager, on sixty (60) days prior written notice to the other and (b) shall automatically terminate in the event of its assignment. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the meanings assigned to such terms in the 1940 Act.

 9. Amendments. No provision of this Agreement may be amended, modified, waived or supplemented except by a written instrument signed by the party against which enforcement is sought. No amendment of this Agreement shall be effective until approved in accordance with any applicable provisions of the 1940 Act.

 10. Use of Name and Logo. The Fund agrees that it shall furnish to the Manag-er, prior to any use or distribution thereof, copies of all prospectuses, statements of additional information, proxy statements, reports to stockhold-ers, sales literature, advertisements, and other material prepared for distri-bution to stockholders of the Fund or to the public, which in any way refer to or describe the Manager or which include any trade names, trademarks or logos of the Manager or of any affiliate of the Manager. The Fund further agrees that it shall not use or distribute any such material if the Manager reasona-bly objects in writing to such use or distribution within five (5) business days after the date such material is furnished to the Manager.

 The Manager and/or its affiliates own the names "Sierra", "Composite" and any other names which may be listed from time to time on a Schedule B to be at-tached hereto that they may develop for use in connection with the Fund, which names may be used by the Fund or the Trust only with the consent of the Man-ager and/or its affiliates. The Manager, on behalf of itself and/or its affil-iates, consents to the use by the Trust and by the Fund of such names or any other names embodying such names, but only on condition and so long as (i) this Agreement shall remain in full force, (ii) the Fund and the Trust shall fully perform, fulfill and comply with all provisions of this Agreement ex-pressed herein to be performed, fulfilled or complied with by it, and (iii) the Manager is the manager of the Fund and the Trust. No such name shall be used by the Fund or the Trust at any time or in any place or for any purposes or under any conditions except as provided in this section. The foregoing au-thorization by the Manager, on behalf of itself and/or its affiliates, to the Fund and the Trust to use such names as part of a business or name is not ex-clusive of the right of the Manager and/or its affiliates themselves to use, or to authorize others to use, the same; the Fund and the Trust acknowledge and agree that as between the Manager and/or its affiliates and the Fund or the Trust, the Manager and/or its affiliates have the exclusive right so to use, or authorize others to use, such names, and the Fund and the Trust agree to take such action as may reasonably be requested by the Manager, on behalf of itself and/or its affiliates, to give full effect to the provisions of this section (including, without limitation, consenting to such use of such names). Without limiting the generality of the foregoing, the Fund and the Trust agree that, upon (i) any violation of the provisions of this Agreement by the Fund or the Trust or (ii) any termination of this Agreement, by either party or otherwise, the Fund and the Trust will, at the request of the Manager, on be-half of itself and/or its affiliates, made within six months after such viola-tion or termination, use its best efforts to change the name of the Fund and the Trust so as to eliminate all reference, if any, to such names and will not thereafter transact any business in a name containing such names in any form or combination whatsoever, or designate itself as the same entity as or successor to an entity of such names, or otherwise use such names or any other reference to the Manager and/or its affiliates, except as may be re-quired by law. Such covenants on the part of the Fund and the Trust shall be binding upon it, its Trustees, officers, shareholders, creditors and all other persons claiming under or through it.

 The provisions of this section shall survive termination of this Agreement.

 11. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by regis-tered mail, postage prepaid, if to the Fund: 601 W. Main Ave., Suite 300, Spo-kane, Washington 99201; or if to the Manager: 1201 Third Avenue, Suite 1220, Seattle, Washington 98101; or to either party at such other address as such party shall designate to the other by a notice given in accordance with the provisions of this section.

 12. Miscellaneous.

  (a) Except as otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, the Manager for all purposes herein shall be deemed to be an independent contractor and shall have no au-thority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

  (b) The Trust shall furnish or otherwise make available to the Manager such information relating to the business affairs of the Fund as the Manager at any time or from time to time reasonably requests in order to discharge its obligations hereunder.

  (c) This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and shall inure to the benefit of the parties hereto and their respective successors.

  (d) If any provision of this Agreement shall be held or made invalid or by any court decision, statute, rule or otherwise, the remainder of this Agree-ment shall not be affected thereby.

 13. Declaration of Trust and Limitation of Liability. A copy of the Declara-tion of Trust of the Trust is on file with the Secretary of State of The Com-monwealth of Massachusetts, and notice is hereby given that this Agreement is executed by an officer of the Trust on behalf of the Trustees of the Trust, as trustees and not individually, on further behalf of the Fund, and that the ob-ligations of this Agreement shall be binding upon the assets and properties of the Fund only and shall not be binding upon the assets and properties of any other series of the Trust or upon any of the Trustees, officers, employees, agents or shareholders of the Fund or the Trust individually.

 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be exe-cuted by their officers designated below as of the date first above-written.

    THE COMPOSITE FUNDS, ON BEHALF OF ITS SERIES
    COMPOSITE BOND & STOCK FUND,
    COMPOSITE GROWTH & INCOME FUND,
    COMPOSITE NORTHWEST FUND
    COMPOSITE INCOME FUND
    COMPOSITE U.S. GOVERNMENT SECURITIES FUND,
    COMPOSITE TAX-EXEMPT BOND FUND,
    COMPOSITE MONEY MARKET FUND,
    COMPOSITE TAX-EXEMPT MONEY MARKET FUND,

    By: _____________________________________________________________________
     Name:
     Title:

Attest:

By: ___________________________________________________________________________
 Name:
 Title:

    COMPOSITE RESEARCH & MANAGEMENT CO.

    By: _____________________________________________________________________
     William G. Papesh
     President

Attest:

By: ___________________________________________________________________________
 Sharon L. Howells
 Secretary

                                   SCHEDULE A

                           INVESTMENT MANAGEMENT FEES

   FUND                                                   FEE
   ----                                                   ---
Composite Bond & Stock Fund             Monthly fee equal to .625% per annum
Composite Growth & Income Fund          computed on the average daily net
Composite Income Fund                   assets of the Fund; on assets in excess
Composite U.S. Government Securities    of $250 million, the fee decreases to
Fund                                    .50% per annum.

Composite Tax-Exempt Bond Fund          Monthly fee equal to .50% per annum
                                        computed on the average daily net
                                        assets of the Fund; on assets in excess
                                        of $250 million, the fee decreases to
                                        .40% per annum.

Composite Money Market Fund             Monthly fee computed on the average
Composite Tax-Exempt Money Market Fund  daily net assets of the Fund equal to
                                        .45% per annum up to the first $1
                                        billion of assets; .40% per annum on
                                        assets of $1 billion and above.

Composite Northwest Fund                Monthly fee computed on the average
                                        daily net assets of the Fund equal to
                                        .625% per annum up to the first $500
                                        million of assets; .50% per annum on
                                        assets of $500 million to $1 billion;
                                        .375% per annum on assets of $1 billion
                                        and above.

                                  APPENDIX D

                              THE COMPOSITE FUNDS
                           CLASS A DISTRIBUTION PLAN

                            DATED DECEMBER  , 1997

 This Class A Distribution Plan dated as of December , 1997 (the "Plan") is adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"), by The Composite Funds, a business trust orga-nized under the laws of the Commonwealth of Massachusetts and registered with the Securities and Exchange Commission under the Act as an open-end series management investment company (the "Trust"), the Trustees of the Trust having concluded that there is a reasonable likelihood that this Plan will benefit the Trust and the shareholders of its Funds.

SECTION 1. ANNUAL FEE.

 The Trust will pay to or at the direction of the distributor of its Class A shares (the "Distributor"), an annual fee or portions thereof for services rendered or expenses incurred by the Distributor or any other person with which the Distributor has a written agreement to provide services as permitted by the Plan and the distribution agreement with the Distributor (each a "Des-ignated Provider") in connection with the offering and sale of each series of the Trust's shares (each, a "Fund," and together, the "Funds"). The annual fee or portions thereof paid to the Distributor or at the direction of the Dis-tributor to the Designated Providers under the Plan will be calculated daily and paid monthly in arrears by the Trust in the aggregate at the annual rate of .25% of the average daily net assets of each of the Funds other than the Composite Money Market Fund and Composite Tax-Exempt Money Market Fund. For the latter funds, the annual fee is .15% of its average daily net assets.

SECTION 2. EXPENSES COVERED BY PLAN.

 (a) The annual fee paid to the Distributor or at the direction of the Dis-tributor to the Designated Providers under Section 1 of the Plan may be used by the Distributor or Designated Providers to cover any expenses primarily in-tended to result in the sale of the Trust's Class A shares, including, but not limited to: (i) payments made to, and expenses of, the registered representa-tives and other employees of the Distributor or Designated Providers that are registered broker-dealers and engage in the distribution of the Trust's shares; (ii) payments made to, and expenses of, persons who provide support services in connection with the sale of the Trust's Class A shares, including, but not limited to, office space and equipment, telephone facilities, answer-ing routine inquiries regarding the Trust, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Trust's transfer agent, sub-transfer agent or any shareholder servicing agent;
(iii) costs relating to the formulation and implementation of marketing and promotional activities regarding the Trust's Class A shares, including, but not limited to, direct mail promotions and television, radio, newspaper, maga-zine and other mass media advertising; (iv) costs of printing and distributing prospectuses, statements of additional information and reports of the Trust to prospective Class A shareholders of the Trust; (v) costs involved in prepar-ing, printing and distributing advertising and sales literature pertaining to the Trust's Class A shares; and (vi) costs involved in obtaining whatever in-formation, analyses and reports with respect to marketing and promotional ac-tivities that the Trust may, from time to time, deem advisable regarding the Trust's Class A shares.

 (b) Any Manager for each of the Funds, may use its investment advisory fee for purposes that may be deemed to be directly or indirectly related to the distribution of Companies Class A shares. To the extent that such uses might be considered to constitute the direct or indirect financing of activities primarily intended to result in the sale of the Trust's Class A shares, such uses are expressly authorized under the Plan.

 (c) Each Fund will record all payments made under the Plan as expenses in the calculation of its net investment income. The amount of distribution expenses incurred by the Distributor that may be paid pursuant to the plan in future periods will not be incurred as a liability, unless the standards for accrual of a liability under generally accepted accounting principles have been satis-fied. Such distribution expenses will be recorded as an expense in future pe-riods as they are paid by a Fund.

SECTION 3. APPROVAL BY SHAREHOLDERS.

 The Plan will not take effect, and no fee will be payable in accordance with
Section 1 of the Plan, with
respect to the Class A shares of a particular Fund until the Plan has been ap-proved by a vote of at least a majority of the outstanding voting securities of the Class A shares of the Fund. The Plan will be deemed to have been ap-proved with respect to the Class A shares of a Fund so long as a majority of the outstanding Class A shares of the Fund votes for the approval of the Plan, notwithstanding that: (a) the Plan has not been approved by a majority of the outstanding voting securities of any other class of such Fund or any other Fund or (b) the Plan has not been approved by a majority of the outstanding voting securities of the Trust in the aggregate.

SECTION 4. APPROVAL BY TRUSTEES.

 Neither the Plan nor any related agreements will take effect until approved by a majority vote of both (a) the full Board of Trustees of the Trust and (b) those Trustees who are not interested persons of the Trust and who have no di-rect or indirect financial interest in the operation of the Plan or in any agreements related to it (the "Qualified Trustees"), cast in person at a meet-ing called for the purposes of voting on the Plan or the related agreements.

SECTION 5. CONTINUANCE OF THE PLAN.

 The Plan will continue in effect for so long as its continuance is specifi-cally approved at least annually by the company's Board of Trustees in the manner described in Section 4 above.

SECTION 6. TERMINATION.

 The Plan may be terminated at any time with respect to any Fund by a majority vote of the Qualified Trustees or by vote of a majority of the outstanding Class A shares of the Fund. The Plan may remain in effect with respect to the Class A shares of a particular Fund even if the Plan has been terminated in accordance with this Section 6 with respect to the Class A shares of one or more of the other Funds.

SECTION 7. AMENDMENTS.

 The Plan may not be amended with respect to the Class A shares of a Fund so as to increase materially the amount of the fee described in Section 1 above with respect to the Class A shares of the Fund, unless the amendment is ap-proved by a vote of at least a majority of the outstanding Class A shares of that Fund. No material amendment to the Plan may be made unless approved by the Trust's Board of Trustees in the manner described in Section 4 above.

SECTION 8. SELECTION OF CERTAIN TRUSTEES.

 While the Plan is in effect, the selection and nomination of the Trust's Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees then in office who are not interested persons of the Trust.

SECTION 9. WRITTEN REPORTS.

 In each year during which the Plan remains in effect, any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to the Plan or any related agreement will prepare and furnish to the Trust's Board of Trustees, and the Board will review, at least quarterly, written re-ports, complying with the requirements of Rule 12b-1, which set out the amounts expended under the Plan and the purposes for which those expenditures were made.

SECTION 10. PRESERVATION OF MATERIALS.

 The company will preserve copies of the Plan, any agreement referring to the Plan and any report made pursuant to Section 9 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of the Plan, agreement or report.

SECTION 11. MEANINGS OF CERTAIN TERMS.

 As used in the Plan, the terms "interested person" and "majority of the out-standing voting securities" will be deemed to have the same meaning that those terms have under the Act and the rules and regulations under the Act, subject to any exemption that may be granted to the Trust under the Act by the Securi-ties and Exchange Commission.

SECTION 12. LIMITATION OF LIABILITY.

 The execution of the Plan by an officer of the Trust has been authorized by both the Trust's Board of Trustees and the sole shareholder of the Class A shares of each Fund. As provided in the Trust's Declaration of Trust dated as of September 19, 1997, as amended from time to time (the "Trust Agreement"), in undertaking those actions, the officer, the Board of Trustees and the sole shareholder have each acted on behalf of the Trust. In addition, as provided in the Trust Agreement, the obligations imposed under the Plan are binding only upon the assets and property of the Trust and are not binding upon the officer executing the Plan, the Trust's Board of Trustees or the Class A or other shareholders of each of the Funds. The Trust Agreement is on file with the Secretary of the Commonwealth of Massachusetts.

               THANK YOU

                                    for voting your shares promptly!

                      _______________________________ FUND
                     A FUND IN THE COMPOSITE GROUP OF FUNDS
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                PROXY FOR JOINT SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 23, 1997

The undersigned hereby appoints William G. Papesh, Monte D. Calvin and John T. West, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Joint Special Meeting ("the Meeting") of Shareholders of the Fund indicated above to be held at 601 Main, Suite 300, Spokane, Washington on December 23, 1997 at 11 a.m. (Pacific time), and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED

FOR EACH PROPOSAL.
---

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Directors recommend a vote FOR all
                                                                         ---
Proposals.

-------------------------------------------------------------------------------
             TO VOTE BY TELEPHONE, CALL TOLL-FREE 1-800-949-2583
                       BETWEEN 5 A.M. AND 6 P.M. (PST).

       TO VOTE BY MAIL, PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE
                 AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

        TO VOTE BY FAX, PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE
                   AND FAX THE PROXY CARD TO 1-212-269-2796
-------------------------------------------------------------------------------

                                              NOTE: Please sign exactly as your
                                              name appears on this proxy card.
                                              All joint owners should sign. When
                                              signing as executor, administer,
                                              attorney, trustee or guardian or
                                              as custodian for a minor, please
                                              give full title as such. If a
                                              corporation, please sign in full
                                              corporate name and indicate the
                                              signer's office. If a partner,
                                              sign in the partnership name.

                                              ---------------------------------
                                              Signature



                                              ---------------------------------
                                              Signature (if held jointly)

  1. Proposals to approve the Reorganization     For     Against     Abstain
     of the Fund, and to temporarily amend the
     Fund's fundamanetal investment restrictions, [ ]      [ ]         [ ]
     as described in the Proxy Statemenmt.

  2. Proposal to elect thirteen Directors of   For electing all    Withhold
     the Fund. The nominees for Director       nominees            authority to
     are: David E. Anderson, Wayne L.          (except as          vote for all
     Attwood, M.D., Arthur H. Bernstein,       marked to the       nominees
     Kristianne Blake, Edmond R. Davis,        contrary below)
     John W. English, Anne V. Farrell,
     Michael K. Murphy, Alfred E. Osborne,       [ ]                 [ ]
     Jr., William G. Papesh, Daniel
     Pavelich, Jay Rockey, and Richard C.
     Yancey.

     To withhold authority to vote for one or more of the nominees,      For all
     write those nominees' names below:                                  except
                                                                           [ ]

     ---------------------------------------------------------------------------

     To direct cumulative voting among some or all of the nominees,  Cumulative
     write those nominees' names and cumulative votes distributed     Working
     to each below:                                                     [ ]

     ---------------------------------------------------------------------------

3.  Proposal to approve Investment Management           For    Against   Abstain
    Agreement for the Fund and to authorize approval
    of Investment Management Agreement for the          [ ]       [ ]      [ ]
    New Fund, as described in the Proxy Statement.

4.  Proposal to approve amended Class A Distribution    For    Against   Abstain
    Plan/restated Class B Distribution Plan of the
    Fund and to authorize approval of Class A           [ ]       [ ]      [ ]
    Distribution Plan/Class B Distribution Plan of the
    New Fund, as described in the Proxy Statement.

    Class A                                             For    Against   Abstain

                                                        [ ]       [ ]      [ ]

    Class B                                             For    Against   Abstain

                                                        [ ]       [ ]      [ ]

ALL FUNDS
---------------------------
5(a) Proposal to approve amendments to the              For    Against   Abstain
     fundamental investment restrictions of the
     Fund with respect to Section 144A                  [ ]       [ ]      [ ]
     securities, as described in the Proxy Statement.

COMPOSITE INCOME FUND, INC.
---------------------------
5(b) Proposal to approve amendments to the              For    Against   Abstain
     fundamental investment restrictions of the Fund
     with respect to foreign currency, as               [ ]       [ ]      [ ]
     described in Proxy Statement.

5(c) Proposal to approve amendments to the fundamental  For    Against   Abstain
     investment restrictions of the Fund with respect
     to dollar roll transactions, as described in the   [ ]       [ ]      [ ]
     Proxy Statement.

5(d) Proposal to approve amendments to the fundamental  For    Against   Abstain
     investment restrictions of the Fund with respect
     to REITs, as described in the Proxy Statement.     [ ]       [ ]      [ ]

5(e) Proposal to approve amendments to the fundamental  For    Against   Abstain
     investment restrictions of the Fund with respect to
     interest rate futures, as described in the Proxy   [ ]       [ ]      [ ]
     Statement.


COMPOSITE U.S. GOVERNMENT SECURITIES, INC.
------------------------------------------
5(f) Proposal to approve amendments to the fundamental  For    Against   Abstain
     investment restrictions of the Fund with respect
     to U.S. Government agency securities, as described [ ]       [ ]      [ ]
     in the Proxy Statement.

5(g) Proposal to approve amendments to the fundamental  For    Against   Abstain
     investment restrictions of the Fund with respect
     to dollar roll transactions, as described in       [ ]       [ ]      [ ]
     the Proxy Statement.

COMPOSITE TAX-EXEMPT BOND FUND, INC.
------------------------------------
5(h) Proposal to approve amendments to the fundamental  For    Against   Abstain
     investment restrictions of the Fund with respect
     to interest rate futures, as described in the      [ ]       [ ]      [ ]
     Proxy Statement.

COMPOSITE CASH MANAGEMENT COMPANY--MONEY MARKET PORTFOLIO
---------------------------------------------------------
5(i) Proposal to approve amendments to the fundamental  For    Against   Abstain
     investment restrictions of the Fund with respect
     to asset backed securities and non-financial       [ ]       [ ]      [ ]
     institution securities, as described in the Proxy Statement.

5(j) Proposal to approve amendments to the fundamental  For    Against   Abstain
     investment restrictions of the Fund with respect
     to securities of foreign financial institutions    [ ]       [ ]      [ ]
     and governmental agencies, as described in the Proxy Statement.

                                                                 November 1997

 COMPOSITE
    GROUP OF FUNDS

                                IMPORTANT NEWS

                                                          for Fund Shareholders

We encourage you to read the enclosed proxy statement; we thought it would be helpful, however, to have brief answers to some questions.

-------------------------------------------------------------------------------

Q.WHY ARE THE COMPOSITE FUNDS CHANGING THEIR ORGANIZATIONAL STRUCTURE TO A
  MASSACHUSETTS BUSINESS TRUST?

A.The Massachusetts business trust structure is the form of organizational structure generally used by mutual funds. It offers greater flexibility and the possibility of reducing certain operating costs.

Q.WHAT OTHER CHANGES AM I BEING ASKED TO CONSIDER?

A.
  Shareholders are being asked to elect 13 individuals as directors of the Composite Funds, including 5 persons who are Trustees now of the Sierra family of funds. You also are being asked to approve an amended investment management agreement for each Fund with Composite Research & Management Co. The Directors also recommend that the shareholders approve a change in the type of Distribution Plan for Class A shareholders. Finally, the shareholders of each Fund are being asked to approve certain amendments to the fundamental investment restrictions of each Fund.

Q.IF THESE PROPOSALS ARE APPROVED, WILL THE COMPOSITE FUNDS BE DIFFERENT
  THAN THEY WERE BEFORE?

A.Generally, no. Each Fund will have the same investment objectives, and, except for the changes in fundamental investment policies to be voted on by each shareholder, the fundamental investment policies (i.e., the type of securities actually purchased to attempt to meet those objectives) stay the same.

Q.WHAT IS THE SIERRA FAMILY OF FUNDS?

A.
  On July 1, 1997, Washington Mutual, Inc., the parent of Composite Research & Management Co., completed a previously announced merger with Great West-ern Financial Corporation. The Sierra family of funds is a mutual fund complex with 37 portfolios; as a result of the merger, the investment man-ager and distributor for the Sierra family of funds became indirect sub-sidiaries of Washington Mutual. The Composite Funds and the Sierra Funds recently announced a consolidation plan that includes the merger of cer-tain Sierra Funds into those Composite Funds having similar investment ob-jectives and policies. If the consolidation is approved as planned, the Sierra Funds (that are not merged) and the Composite Funds will have the same directors, and Composite Research & Management Co. will have invest-ment responsibility for all the funds.

  The changes described on the following pages, if approved, will facilitate that consolidation. These changes, however, are being made primarily to improve the efficiency and performance of the Composite Funds and are not contingent upon the planned consolidation of the Sierra family of funds with the Composite family of funds in any way.

Q.WHO IS PAYING THE COST OF THE SHAREHOLDER MEETINGS AND THIS PROXY SOLICI-
  TATION?

A.Composite Research & Management Co.--not your Fund--is paying all the costs.

  IF THE CHANGES ARE APPROVED BY THE SHAREHOLDERS, WHEN WILL THEY GO INTO Q.EFFECT?

A.
  If the shareholders approve the proposed changes at the special meeting on December 23, 1997, they will become effective at the beginning of 1998.